As filed with the Securities and Exchange Commission on March 14, 2025

1933 Act Registration No. 333-[ ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.               ☐

Post-Effective Amendment No.               ☐

(Check appropriate box or boxes)

MORGAN STANLEY ETF TRUST

(Exact Name of Registrant as Specified in Charter)

1585 Broadway

New York, New York 10036
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 869-6397

Mary E. Mullin, Esq.

1633 Broadway

New York, New York 10019

(Name and Address of Agent for Service)

Copies to:

Mark F. Parise, Esq. Morgan, Lewis and Bockius LLP One State Street Hartford, CT 06103	Allison M. Fumai, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended. It is proposed that this filing will become effective on April 14, 2025 pursuant to Rule 488 under the Securities Act of 1933.

Title of the securities being registered:

Shares of beneficial interest, par value of $0.001 per share, of Eaton Vance Mortgage Opportunities ETF, a series of the Registrant.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

MORGAN STANLEY MORTGAGE SECURITIES TRUST

c/o Morgan Stanley Investment Management Inc.
1585 Broadway
New York, NY 10036

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 5, 2025

Dear Shareholders:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders of Morgan Stanley Mortgage Securities Trust (the “Acquired Fund”), which operates as an open-end mutual fund, to be held on June 5, 2025 at 9:00 a.m., Eastern time, and any adjournments or postponements thereof (the “Meeting”). The Meeting will be held at 1585 Broadway, 27th Floor, Room J, New York, NY 10036.

The Meeting is being held to consider and vote upon the following proposal:

1.	To approve an Agreement and Plan of Reorganization providing for the reorganization of the Acquired Fund into the Eaton Vance Mortgage Opportunities ETF (the “Acquiring Fund”), a series of Morgan Stanley ETF Trust (the “Reorganization”).

2.	To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying combined Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization (the “Plan”), a form of which is attached as Appendix A thereto. If shareholders of the Acquired Fund (“Acquired Fund Shareholders”) approve the Reorganization, and certain other closing conditions are satisfied or waived, Acquired Fund Shareholders will become shareholders of the Acquiring Fund, which will operate as an exchange-traded fund, receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held as of the Closing Date of the Reorganization (and cash with respect to any fractional shares), except as noted in the combined Proxy Statement and Prospectus.

Shareholders of record of the Acquired Fund as of the close of business on April 10, 2025, are entitled to notice of, and to vote at, the Meeting. Please read the combined Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed combined Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Reorganization will be effected only if the Acquired Fund Shareholders approve the Reorganization and certain closing conditions are satisfied or waived.

The Board of Trustees of the Acquired Fund unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization.

A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Acquired Fund, execution and delivery of a later dated proxy to the Secretary of the Acquired Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy; you must vote in person at the Meeting.

Acquired Fund Shareholders will be able to authorize proxies to vote their shares by returning the enclosed proxy card, by touchtone telephone or by Internet by following the instructions on the proxy card accompanying this combined Proxy Statement and Prospectus. The Internet procedures are designed to authenticate a shareholder’s identity to allow Acquired Fund Shareholders to vote their shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Acquired Fund Shareholders can access the website or call the toll-free number listed on the proxy card. To vote by touchtone telephone or by Internet, Acquired Fund Shareholders will need the number that appears on the proxy card or Voting Information Card in the shaded box.

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By Order of the Board of Trustees of the Acquired Fund,

MARY E. MULLIN
Secretary

Dated: [April 14], 2025

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. If you are unable to attend the Meeting, please fill in, sign and return the enclosed proxy card, which will help achieve the necessary quorum at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their proxy card. You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum for the Meeting by promptly returning the enclosed proxy card or voting telephonically or on the Internet.

QUESTIONS AND ANSWERS

Shareholders should read the entire combined Proxy Statement and Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganization (as defined below), including the reasons for the Reorganization. The Reorganization is subject to approval by the shareholders of the Acquired Fund (as defined below).

Important additional information about the proposed Reorganization is set forth in the accompanying combined Proxy Statement and Prospectus. Please read it carefully. Your vote is important.

Q.            Why am I receiving a combined Proxy Statement and Prospectus?

A.            You are receiving a combined Proxy Statement and Prospectus because you own shares of Morgan Stanley Mortgage Securities Trust (the “Acquired Fund”). The Acquired Fund currently operates as an open-end mutual fund.

Summary of the Proposed Reorganization:

●	It is proposed that, subject to shareholder approval, the Acquired Fund be reorganized into a newly-created exchange-traded fund (“ETF”) organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the stated liabilities of the Acquired Fund and continue the business of the Acquired Fund. The Reorganization, if approved by shareholders of the Acquired Fund (“Acquired Fund Shareholders”), would be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”), as described below and a form of which is attached to the combined Proxy Statement and Prospectus as Appendix A (collectively, the “Proposal”).

●	The newly-created ETF is Eaton Vance Mortgage Opportunities ETF, a series of Morgan Stanley ETF Trust (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”). The Acquiring Fund’s shares will be traded on the New York Stock Exchange (“NYSE”). In effect, if the Reorganization is approved by the Acquired Fund Shareholders, the Acquired Fund will convert into an ETF through the Reorganization.

●	Subject to shareholder approval, the Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund and shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below. Following the Reorganization, the Acquired Fund will be liquidated.

●	If the Reorganization is approved by shareholders and you remain a shareholder of the Acquired Fund on the Closing Date (as defined below), you will (subject to certain exceptions described below) receive shares of the Acquiring Fund and, in some cases, cash that, combined with the shares of the Acquiring Fund, has the same value as your shares of the Acquired Fund (“Acquired Fund Shares”) on that date. Shares of the Acquiring Fund (“Acquiring Fund Shares”) will not be issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

●	If you do not hold your Acquired Fund Shares through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated. You will receive cash, which will be equal in value to the aggregate NAV of your Acquired Fund Shares calculated as of the Closing Date of the Reorganization (except as discussed below with respect to non-accommodating retirement accounts). The liquidation of your investment and return of cash may be taxable.

●	If you hold Acquired Fund Shares through an individual retirement account directly with the Acquired Fund at its transfer agent (a “fund direct IRA”), and do not take action prior to the Reorganization, your Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of your Acquired Fund Shares unless you provide alternative direction prior to the final date to exchange shares of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date (as defined below).

Subject to shareholder approval, the Reorganization is anticipated to occur after the close of trading on or about August 1, 2025 (the “Closing Date”).

Q.            Is the Reorganization subject to shareholder approval? Am I being asked to vote on the Reorganization?

A.            Yes. The Reorganization is subject to approval by Acquired Fund Shareholders. As a shareholder of the Acquired Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Acquired Fund on the record date.

Information about how you can vote on the Reorganization is contained in the accompanying materials. Your vote is very important regardless of the number of Acquired Fund Shares that you hold.

Q.            What are the differences between an ETF and a mutual fund?

A.            ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price which may be above (at a premium), at, or below (at a discount) NAV or the intraday value of the ETF’s holdings. An authorized participant is a member or participant of a clearing agency registered with the Securities and Exchange Commission (the “SEC”), which has a written agreement with the Acquiring Fund and or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units.

As a result of these structural differences, there are certain benefits associated with the ETF structure, including, but not limited to the following:

●	Additional Trading Flexibility. As a shareholder of the Acquired Fund, you can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will have additional trading flexibility by being able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

●	Increased Transparency. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. The Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.eatonvance.com.

●	Potential for Enhanced Tax Efficiency. Current Acquired Fund Shareholders are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

There are, however, certain risks associated with the ETF structure as well, including, but not limited to the following:

●	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Acquiring Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Acquiring Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Acquiring Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

●	Cash Transactions Risk. Unlike certain ETFs, the Acquiring Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Acquiring Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Acquiring Fund Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

●	Trading Risk. The market prices of Acquiring Fund Shares are expected to fluctuate, in some cases materially, in response to changes in the Acquiring Fund’s NAV, the intra-day value of the Acquiring Fund’s holdings, and supply and demand for shares. The Adviser (as defined below) cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. You may pay significantly more or receive significantly less than the Acquiring Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Acquiring Fund’s shares varies over time based on the Acquiring Fund’s trading volume and market liquidity and may increase if the Acquiring Fund’s trading volume, the spread of the Acquiring Fund’s underlying securities, or market liquidity decrease.

Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

Q.            Has the Board of Trustees of the Acquired Fund approved the Reorganization?

A.            Yes. After careful consideration, the Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) unanimously approved the Reorganization and Plan at a meeting held on March 12-13, 2025 and recommended that Acquired Fund Shareholders approve the Reorganization. The Acquired Fund Board, which is comprised solely of Independent Trustees (i.e., Trustees who are not “interested persons” of the Acquired Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

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The Acquired Fund Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization.

The Board of Trustees of the Acquiring Fund Trust (which is comprised of the same members as the Acquired Fund Board) also approved the Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of any existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

Q.            What information did the Acquired Fund Board consider when evaluating the Reorganization?

A.            The Acquired Fund Board considered the Reorganization proposed by the investment adviser to the Acquired Fund, Morgan Stanley Investment Management Inc. (“MSIM” or the “Adviser”), and approved the Reorganization and Plan. In considering the Reorganization and Plan, the Acquired Fund Board considered information from the officers of the Acquired Fund and representatives of MSIM regarding the Reorganization, including: (1) the investment objectives, principal investment strategies, and fundamental investment policies of the Acquired Fund and the Acquiring Fund; (2) a comparison of the fees and expenses of the Acquired Fund and the Acquiring Fund; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (4) the management and business of MSIM and its affiliates; (5) the impact of the Reorganization on the Acquired Fund and Acquired Fund Shareholders, including different subsets of Acquired Fund Shareholders; and (6) the specific terms of the Plan.

Q.            Why is the Reorganization being proposed?

A.            MSIM proposed that the Acquired Fund be reorganized into the Acquiring Fund because of certain anticipated benefits associated with the ETF structure, which MSIM believes will better serve the interests of Acquired Fund Shareholders. As discussed in more detail below, these shareholder benefits include anticipated lower gross and net expenses as well as additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

Q.            How will the Reorganization affect me as a shareholder?

A.            If the Reorganization is consummated, you will cease to be a shareholder of the Acquired Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization. If you hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will (subject to certain exceptions) receive shares of the Acquiring Fund and, in some cases, cash that, combined with the shares of the Acquiring Fund, has the same value as your shares of the Acquired Fund on the Closing Date of the Reorganization. Acquiring Fund Shares will not be issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

As discussed below, if the Reorganization is approved by Acquired Fund Shareholders and you desire to hold shares of the Acquiring Fund, it is important for you to determine that you hold your Acquired Fund Shares in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization or, if you do not own Acquired Fund Shares through such an account, that you take necessary actions to be able to receive shares of the Acquiring Fund.

Q.            What will happen if I do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Reorganization?

A.            If you do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Reorganization, you will not receive Acquiring Fund Shares in connection with the Reorganization. Instead, depending on the type of account through which you hold your Acquired Fund Shares, you will either receive cash or R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of your Acquired Fund Shares on the Closing Date of the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses. In addition, the liquidation or transfer of your investment may be subject to tax. More detail is provided below with respect to the types of accounts that cannot hold Acquiring Fund Shares and what will happen if you own your investment in the Acquired Fund through such accounts.

●	Non-Accommodating Brokerage Accounts: If you hold shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated. You will receive cash, which will be equal in value to the aggregate NAV of your Acquired Fund Shares calculated as of the Closing Date of the Reorganization.

●	Non-Accommodating Retirement Accounts: If you hold shares of the Acquired Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Reorganization.

●	Fund Direct Accounts: If you hold shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent, SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”) (a “fund direct account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated. You will receive cash, which will be equal in value to the aggregate NAV of your Acquired Fund Shares calculated as of the Closing Date of the Reorganization.

●	Fund Direct IRA: If you hold Acquired Fund Shares through a fund direct IRA and do not take action to transfer the investment in the Acquired Fund to a different investment option prior to the Reorganization, your Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of your Acquired Fund Shares on the Closing Date of the Reorganization unless you provide alternative direction prior to the final date to exchange shares of the Acquired Fund. The final date to exchange Acquired Fund Shares is the second business day immediately preceding the Closing Date (and the Closing Date is anticipated to be on or about August 1, 2025).

It may take time for you to receive your cash. Please consult with your financial intermediary or tax advisor for more information on the impact that the Reorganization would have on you and your investments.

If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no other action is required by Acquired Fund Shareholders for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-800-869-6397 or contact your financial advisor or other financial intermediary.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on the NYSE. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares will trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV per share. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q.            How do I transfer my Acquired Fund Shares from a fund direct account to a brokerage account that will accept Acquiring Fund Shares?

A.            Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also, inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

It is suggested that you provide your broker with a copy of your quarterly account statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.            How do I transfer my Acquired Fund Shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund Shares?

A.            The broker where you hold your Acquired Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker to make the necessary changes to your account. The sooner you initiate making these changes, the better.

Q.            Is the Reorganization expected to affect the way my investments are managed?

A.            The Reorganization is not expected to affect the way the Acquired Fund’s investments are managed. The Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies. There are several important differences between the Acquired Fund and the Acquiring Fund with respect to their principal investment risks due to the ETF structure, as described below. In addition, the Acquired Fund and the Acquiring Fund have substantially similar fundamental investment policies. However, the Acquired Fund’s investment objective is “fundamental” (i.e., it may not be changed without shareholder approval) whereas the Acquiring Fund’s investment objective may be changed without shareholder approval with notice to shareholders.

MSIM is the investment adviser to each of the Acquired Fund and Acquiring Fund. The same individuals responsible for the day-to-day portfolio management of the Acquired Fund as of the date of the combined Proxy Statement and Prospectus will be responsible for the day-to-day portfolio management of the Acquiring Fund, with the addition of one portfolio manager. On March 14, 2025, a portfolio manager was added to the portfolio management team for the Acquired Fund. The Acquiring Fund is a newly-created series of the Acquiring Fund Trust and will not commence operations until the consummation of the Reorganization.

Q.            Are the fees and expenses of the Acquiring Fund expected to be lower than the fees and expenses of the Acquired Fund?

A.            Yes. The Acquiring Fund employs a unitary fee structure pursuant to which MSIM bears substantially all operating expenses of the Fund, subject to certain exceptions. Following the Reorganization, the Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund, notwithstanding that, above certain asset levels, the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. During the current fiscal year, the Acquired Fund’s assets have not exceeded any such asset level. For additional discussion regarding the comparison of the fees and expenses of the Acquired Fund and the Acquiring Fund, please see the section entitled, “Comparison of the Funds’ Fees and Expenses.”

More information on the effects of the potential expense reductions is available in the combined Proxy Statement and Prospectus.

Q.            Will I be subject to comparable investment risks as a shareholder of the Acquiring Fund?

A.            The Acquiring Fund will be subject to similar investment risks as the Acquired Fund. However, there are certain differences in these risks, such as those described below with respect to ETF-specific structural risks. For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds’ Risks.”

Q.            Is there anything else that will be different if I become a shareholder of the Acquiring Fund?

A.            Yes. As a shareholder of the Acquired Fund, you can only purchase or redeem your shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund, subject to any applicable sales charges and fees.

Acquiring Fund Shares may only be purchased and sold on the secondary market through a broker at market prices (which may be above (premium), at, or below (discount) the NAV per share). When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security.

In addition, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and/or distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, does not issue multiple classes of shares. Unlike Acquired Fund Shareholders, shareholders of the Acquiring Fund will not own a particular class of shares.

Q.            Will the Acquired Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A.            No. Neither the Acquired Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q.            When is the Reorganization expected to occur?

A.            Subject to shareholder approval, the Reorganization is anticipated to occur after the close of trading on or about August 1, 2025.

The Closing Date is subject to change. The Acquired Fund will publicly disclose any changes to the Closing Date.

Q.            Who will pay the costs in connection with the Reorganization?

A.            The Acquired Fund will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) and any transaction costs incurred by the Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization.

If the Reorganization is not consummated, MSIM will pay for the full costs associated with the Reorganization.

Q.            Will the Reorganization result in any federal tax liability to me?

A.            The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization qualifies for tax-free treatment, Acquired Fund Shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to any cash received or with respect to investors whose shares are redeemed prior to the Reorganization, as explained therein). Acquiring Fund Shares will not be issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares, which cash payment may be taxable. Capital gains from holdings sold by the Acquired Fund prior to the Reorganization may be distributed either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct IRA and exchange your Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust. Exchanges within an IRA will generally not result in the current recognition of a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. You should consult your tax advisors. In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund Shares is returned to you or if your shares of the Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to tax. You should consult your tax advisors.

In addition, if the Reorganization is approved by shareholders, the Acquired Fund will incur transaction costs during the period prior to and in connection with the Reorganization with respect to any redemptions of Acquired Fund Shareholders.  To fund the redemption transactions, the Acquired Fund may have to sell securities. These transactions may also result in net realized capital gains to the Acquired Fund, which may result in taxable distributions to shareholders either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q.            Can I purchase, redeem, or exchange shares of the Acquired Fund before the Reorganization takes place?

A.            Yes. If the Reorganization is approved by Acquired Fund Shareholders, purchase orders, exchange orders, and redemption orders must be received by the Acquired Fund by on or about the dates indicated below:

Final Date to Purchase Acquired Fund Shares or Exchange Shares of Another Morgan Stanley Mutual Fund for Acquired Fund Shares	Final Date to Redeem Acquired Fund Shares or Exchange Acquired Fund Shares for Shares of Another Morgan Stanley Mutual Fund
July 30, 2025	July 30, 2025

These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be publicly disclosed.

If the Reorganization is approved by Acquired Fund Shareholders, any shares of the Acquired Fund that you hold after July 30, 2025 will be reorganized into shares of the Acquiring Fund as a result of the Reorganization, other than as described in the combined Proxy Statement and Prospectus and the Plan.

If you do not want to (or cannot) receive shares of the Acquiring Fund in connection with the Reorganization if approved by shareholders, you can exchange your Acquired Fund Shares for shares of another Morgan Stanley mutual fund that is not participating in the Reorganization or redeem your Acquired Fund Shares. Prior to doing so, however, you should consider the tax consequences associated with either action and, if exchanging shares to another Morgan Stanley mutual fund, you should review the prospectus relating to such other Morgan Stanley mutual fund and the details associated with any such exchange. If you hold your shares in a taxable account, such exchange or redemption of your Acquired Fund Shares will be a taxable event, and you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

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Q.            Whom do I contact for further information?

A.            If you have questions, please call (888) 540-8736. You can also find information online at www.morganstanley.com/im.

THE ATTACHED COMBINED PROXY STATEMENT AND PROSPECTUS CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

PRELIMINARY COMBINED PROXY STATEMENT AND PROSPECTUS

SUBJECT TO COMPLETION

The information in this combined Proxy Statement and Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined Proxy Statement and Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED PROXY STATEMENT AND PROSPECTUS

Dated [April 14], 2025

PROXY STATEMENT FOR MORGAN STANLEY MORTGAGE SECURITIES TRUST 1585 Broadway New York, NY 10036	PROSPECTUS FOR Eaton Vance mortgage opportunitiEs etf (EVMO) a Series of MORGAN STANLEY ETF TRUST 1585 Broadway New York, New York 10036

This combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Morgan Stanley Mortgage Securities Trust (“Acquired Fund”) to be voted at a Special Meeting of Shareholders of the Acquired Fund, which operates as a diversified open-end mutual fund, to be held on June 5, 2025 at 9:00 a.m., Eastern time, and any adjournments or postponements thereof (the “Meeting”). The Meeting will be held at 1585 Broadway, 27th Floor, Room J, New York, NY 10036.

At the Meeting, shareholders of the Acquired Fund will be asked to consider and vote upon a proposal (“Proposal”) to approve the Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Acquired Fund into the newly-created Eaton Vance Mortgage Opportunities ETF (the “Acquiring Fund”), a series of Morgan Stanley ETF Trust (“Acquiring Fund Trust”), that will operate as a diversified exchange-traded fund (“ETF”), as set forth in the Plan (the “Reorganization”).

The Board of Trustees of the Acquired Fund unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization.

Shares of the Acquiring Fund will be listed for trading on the New York Stock Exchange (“NYSE”). Reports, proxy materials and other information concerning the Acquiring Fund will be available for inspection at the NYSE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC” OR “COMMISSION”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund Trust, on behalf of the Acquiring Fund, in exchange for (i) the assumption by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the stated liabilities of the Acquired Fund; and (ii) the distribution of (a) the shares of the Acquiring Fund (“Acquiring Fund Shares”) to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold shares of the Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash distributions to such Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (d) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct individual retirement account (“IRA Shareholders”), the exchange of Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares held by IRA Shareholders unless the shareholder provides alternative direction prior to the final date to exchange shares of the Acquired Fund, in liquidation of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date (and the Closing Date is anticipated to be on or about August 1, 2025).

The terms and conditions of the Reorganization are further described in this combined Proxy Statement and Prospectus and are set forth in the form of Agreement and Plan of Reorganization attached hereto as Appendix A.

It is expected that this combined Proxy Statement and Prospectus and the accompanying Notice of a Special Meeting of Shareholders (“Notice”) and proxy card will first be mailed to Acquired Fund Shareholders on or about April 22, 2025. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice.

The Board of Trustees of the Acquired Fund (“Acquired Fund Board” or “Acquired Fund Trustees”) is soliciting these proxies on behalf of the Acquired Fund. The Acquired Fund Board unanimously approved the proposed Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

The Acquired Fund and the Acquiring Fund are series of registered, open-end management investment companies, although the Acquired Fund is a mutual fund while the Acquiring Fund will operate as an ETF.

The Acquired Fund Board has fixed the close of business on April 10, 2025, as the record date (the “Record Date”) for the determination of Acquired Fund Shareholders entitled to notice of, and to vote at, the Meeting. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix G provides more information regarding the outstanding shares of the Acquired Fund and interests of certain persons in the Acquired Fund as of the Record Date.

This combined Proxy Statement and Prospectus constitutes a proxy statement for the Acquired Fund and also constitutes a Prospectus of the Acquiring Fund, filed by Acquiring Fund Trust with the SEC as part of the Acquiring Fund Trust’s Registration Statement on Form N-14 (the “Registration Statement”). This combined Proxy Statement and Prospectus, which constitutes part of a Registration Statement filed by the Acquiring Fund Trust with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

This combined Proxy Statement and Prospectus, which you should read carefully, sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting with respect to the Reorganization and investing in the Acquiring Fund.

You should retain this combined Proxy Statement and Prospectus for future reference. Additional information about the Acquired Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the SEC and which are incorporated by reference into this combined Proxy Statement and Prospectus (which means they are deemed part of this combined Proxy Statement and Prospectus for legal purposes):

1.	The prospectus of Acquired Fund dated February 28, 2025, as supplemented and amended to date (File No. 811-04917; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-001817);

2.	Statement of Additional Information of Acquired Fund, dated February 28, 2025, as supplemented and amended to date (File No. 811-04917; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-001817);

3.	The audited financial statements of the Acquired Fund for the fiscal year ended October 31, 2024 included in the Fund’s report filed on Form N-CSR (File No. 811-04917; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001104659-24-132789); and

4.	A statement of additional information (“SAI”) dated [April 14], 2025 relating to this combined Proxy Statement and Prospectus.

You may request a copy of the SAI relating to this combined Proxy Statement and Prospectus without charge by writing to the Acquiring Fund at 1585 Broadway, New York, New York 10036, or by calling toll-free 1 (800) 869-6397.

You may obtain copies of the Acquired Fund’s prospectus, related statement of additional information, and/or annual or semi-annual reports of the Acquired Fund without charge by contacting the Acquired Fund at 1-800-869-6397; by visiting www.morganstanley.com/im or on the EDGAR Database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Fund is a newly organized series and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring substantially all of the assets and assuming the stated liabilities of the Acquired Fund and will not commence operations until the date of the Reorganization. Accordingly, the Acquiring Fund does not have any annual or semi-annual reports to date. The Acquired Fund will be the accounting and performance survivor in the Reorganization (subject to shareholder approval of the Reorganization), and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Acquired Fund.

AN INVESTMENT IN THE ACQUIRING FUND IS NOT GUARANTEED OR ENDORSED BY A BANK, IS NOT A BANK DEPOSIT OR OBLIGATION THEREOF, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE ACQUIRING FUND INVOLVES INVESTMENT RISK, AND YOU MAY LOSE MONEY INVESTING IN THE ACQUIRING FUND.

TABLE OF CONTENTS

SUMMARY	6
On what proposal am I being asked to vote?	6
How will the Reorganization be implemented?	6
Why is the Reorganization being proposed and did the Acquired Fund Board approve the Reorganization?	7
How will the Reorganization affect me?	8
How will the number of shares of the Acquiring Fund that I will receive be determined?	9
What are the differences between an ETF and a mutual fund?	9
Who will bear the costs associated with the Reorganization?	11
What are the federal income tax consequences of the Reorganization?	11
How do the Funds’ investment objectives, principal investment strategies, and fundamental investment policies compare?	12
What are the principal risks of an investment in the Acquiring Fund?	12
How will the Reorganization affect my fees and expenses?	12
What are the distribution arrangements for the Funds?	12
What are the Funds’ arrangements for purchases, exchanges, and redemptions?	13
What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?	14
How do I vote my shares?	14
What is the deadline for submitting my vote?	15
Who should I call if I have questions?	15
What are the quorum and approval requirements for the Reorganization?	15
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	15
Can shareholders submit proposals for a future shareholder meeting?	16
What happens if the Reorganization is not approved by the Acquired Fund Shareholders?	16

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS	16
Comparison of the Funds’ Fees and Expenses	16
Comparison of the Funds’ Portfolio Turnover	18
Comparison of the Funds’ Investment Objectives and Principal Investment Strategies	18
Comparison of the Funds’ Principal Risks	20
Comparison of the Funds’ Performance	20
Comparison of the Funds’ Management	22
Comparison of the Funds’ Fundamental and Non-Fundamental Investment Policies	25
Comparison of the Funds’ Income and Capital Gain Distribution Policies	29

INFORMATION ABOUT THE REORGANIZATION	30
Reasons for the Reorganization	30

INFORMATION ABOUT THE PLAN	33
How will the Reorganization be implemented?	33
Who will pay the expenses of the Reorganization?	35
What are the tax consequences of the Reorganization?	35

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	38
Purchase and Sale of Fund Shares	38
Tax Information	38
Payments to Broker-Dealers and Other Financial Intermediaries	38
Premium/Discount Information	38
Continuous Offering Information	38

OTHER SERVICES PROVIDED	39
ADDITIONAL INFORMATION	40
FINANCIAL HIGHLIGHTS	40
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	41

SUMMARY

This is only a summary of certain information contained in this combined Proxy Statement and Prospectus. Shareholders should carefully read the information contained in the rest of this combined Proxy Statement and Prospectus, including the Plan relating to the Reorganization, a form of which is attached to this combined Proxy Statement and Prospectus in Appendix A. For purposes of this combined Proxy Statement and Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Acquired Fund.

On what proposal am I being asked to vote?

You are being asked to vote on a proposal to reorganize the Acquired Fund into the Acquiring Fund, a newly created ETF, pursuant to the Plan.

The Acquired Fund currently operates as an open-end mutual fund. If shareholders of the Acquired Fund approve the Reorganization, the Acquired Fund will be converted into an ETF through the reorganization of the Acquired Fund into the newly-created Acquiring Fund. As summarized in this combined Proxy Statement and Prospectus, there are certain similarities and differences between the Acquired Fund and the Acquiring Fund, including important structural differences as well as important differences with respect to principal risks due to the ETF structure, as described below.

The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund Trust, on behalf of the Acquiring Fund, in exchange for (i) the assumption by Acquiring Fund Trust, on behalf of the Acquiring Fund, of the stated liabilities of the Acquired Fund; and (ii) the distribution of (a) the shares of the Acquiring Fund (“Acquiring Fund Shares”) to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold shares of the Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash distributions to such Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (d) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct individual retirement account (“IRA Shareholders”), the exchange of Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares held by IRA Shareholders unless the shareholder provides alternative direction prior to the final date to exchange shares of the Acquired Fund, in liquidation of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date (as defined below).

Subject to shareholder approval, the Reorganization is anticipated to occur after the close of trading on or about August 1, 2025 (the “Closing Date”).

If the Reorganization is approved by the Acquired Fund Shareholders, Acquired Fund Shareholders who do not wish to have their Acquired Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganization should consider redeeming their Acquired Fund Shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. If, instead, you receive Acquiring Fund Shares in exchange for your Acquired Fund Shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange. See the section entitled “What are the federal income tax consequences of the Reorganization?” below.

The Reorganization will be effected only if the Acquired Fund Shareholders approve the Reorganization and certain closing conditions are satisfied or waived.

How will the Reorganization be implemented?

The Reorganization is subject to approval by Acquired Fund Shareholders. If approved by Acquired Fund Shareholders, the Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s stated liabilities and Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Acquired Fund (except as noted below) followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the Acquired Fund Shareholder is entitled in complete liquidation of the Acquired Fund.

Acquiring Fund Shares will be transferred to the Acquired Fund Shareholders’ brokerage accounts, except as described below, and the Acquired Fund Shareholders would receive cash in lieu of fractional shares. If an Acquired Fund Shareholder does not hold their shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, such shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, such shareholder’s investment will be liquidated. The shareholder will receive cash, which will be equal in value to the aggregate NAV of their Acquired Fund Shares calculated as of the Closing Date. IRA Shareholders’ Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of the IRA Shareholder’s Acquired Fund Shares unless the shareholder provides alternative direction prior to the final date to exchange shares of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date (and the Closing Date is anticipated to be on or about August 1, 2025). Alternatively, if the Acquired Fund Shareholder holds Acquired Fund Shares through an account with a financial intermediary that is not able to hold Acquiring Fund Shares, like many group retirement plans, a financial intermediary may transfer the Acquired Fund Shareholder’s investment in the Acquired Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to fees and expenses and may also be subject to tax. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After Acquiring Fund Shares are distributed to the Acquired Fund Shareholders, the Acquired Fund will be completely liquidated and dissolved. Subject to shareholder approval, and as a result of the Reorganization, you will cease to be an Acquired Fund Shareholder and will become a shareholder of the Acquiring Fund, other than as described in this combined Proxy Statement and Prospectus and the Plan. This exchange will occur after the close of business on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The Closing Date is subject to change. The Acquired Fund will publicly disclose any changes to the Closing Date.

Why is the Reorganization being proposed and did the Acquired Fund Board approve the Reorganization?

After careful consideration of factors it deemed relevant, including the potential impact of the Reorganization on different subsets of the Acquired Fund Shareholders, the Acquired Fund’s investment adviser, Morgan Stanley Investment Management Inc. (“MSIM” or the “Adviser”), proposed to the Acquired Fund Board that the Acquired Fund be reorganized into the Acquiring Fund because of certain anticipated benefits associated with the ETF structure, which MSIM believes will better serve the interests of Acquired Fund Shareholders. As discussed in more detail below, these benefits include anticipated lower gross and net expenses as well as additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Following the Reorganization, the Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund, notwithstanding that, above certain asset levels, the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. During the current fiscal year, the Acquired Fund’s assets have not exceeded any such asset level. Accordingly, shareholders are anticipated to benefit directly from the expected lower total annual fund operating expenses.

In addition, current Acquired Fund Shareholders are expected to benefit from the potential for greater cash efficiency with the ETF structure. ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests as mutual funds. Accordingly, the Acquiring Fund may operate with less cash and incur lower transaction costs than the Acquired Fund.

Current Acquired Fund Shareholders also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in kind.

The Reorganization is not expected to affect the way the Acquired Fund’s investments are managed. The Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies. There are several important differences between the Acquired Fund and the Acquiring Fund with respect to their principal investment risks due to the ETF structure, as described below. In addition, the Acquired Fund and the Acquiring Fund have substantially similar fundamental investment policies. However, the Acquired Fund’s investment objective is “fundamental” (i.e., it may not be changed without shareholder approval) whereas the Acquiring Fund’s investment objective may be changed without shareholder approval with notice to shareholders. The Acquired Fund has adopted certain non-fundamental investment policies, which may be changed by the Acquired Fund Board without shareholder approval. The Acquiring Fund has not adopted non-fundamental investment policies but the Acquiring Fund is expected to be operated in a manner that is consistent with the Acquired Fund’s non-fundamental policies.

However, the Acquiring Fund will have the benefits of operating in the ETF structure. In addition, although the Acquiring Fund will be subject to similar investment risks as the Acquired Fund, the Acquiring Fund will also be subject to certain ETF-specific risks.

MSIM will be the investment adviser of the Acquiring Fund after the Reorganization. As shareholders of ETFs following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that the shareholders do not experience as shareholders of the Acquired Fund. However, shareholders of the Acquiring Fund after the Reorganization would not bear expenses specific to mutual funds, including sales charges for applicable share classes of the Acquiring Fund.

The Acquired Fund Board, which is comprised solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Acquired Fund (collectively, the “Independent Trustees”), determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization. The Acquired Fund Board made these determinations after carefully considering and giving appropriate weight to various factors that are discussed in this combined Proxy Statement and Prospectus, under the discussion in the section entitled “Reasons for the Reorganization.” The Board of Trustees of the Acquiring Fund Trust made corresponding findings with respect to the Acquiring Fund.

The Acquired Fund Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization.

How will the Reorganization affect me?

If the Reorganization is approved by Acquired Fund Shareholders and the Reorganization is consummated, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund, other than as described in this combined Proxy Statement and Prospectus and the Plan. As described in more detail above, upon completion of the Reorganization, if you hold your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund you will receive shares of the Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares, which cash payment may be taxable. If you do not own your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund, you will receive cash or, if you are an IRA Shareholder, your Acquired Fund shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal to the value of the shares of the Acquired Fund you owned on the Closing Date. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax.

However, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization. If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A that accompanies this combined Proxy Statement and Prospectus, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no other action is required on the part of Acquired Fund Shareholders for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund. If you wish to obtain shares of the Acquiring Fund in the Reorganization, it is important for you to determine that you hold your shares of the Acquired Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization.

In addition, after the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund. Because the Acquiring Fund’s shares will trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV per share. As with all ETFs, your broker may charge a commission for purchase and sales transactions. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security.

Further, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and/or distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, does not issue multiple classes of shares. Unlike shareholders of the Acquired Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

How will the number of shares of the Acquiring Fund that I will receive be determined?

If you hold your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund, you will receive your pro rata share of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization and cash in lieu of fractional shares of the Acquiring Fund. As described in the combined Proxy Statement and Prospectus, if you do not own your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund you will receive cash or, if you are an IRA Shareholder, your Acquired Fund shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal to the value of the shares of the Acquired Fund you owned on the Closing Date.

The number of shares that the Acquired Fund Shareholders will receive will be based on the relative NAVs of the Acquired Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 pm Eastern Time) on the Closing Date or on the business day immediately preceding the Closing Date and after the payment or declaration of any distributions or other amounts by the Acquired Fund. The Acquired Fund’s assets will be valued pursuant to the valuation procedures with respect to the Acquired Fund. There are certain differences between the valuation procedures for the Acquired Fund and the Acquiring Fund Trust with respect to the valuation of certain foreign equity securities; however, the valuation procedures are the same in all material respects as it relates to the types of investments held by the Acquired Fund.

What are the differences between an ETF and a mutual fund?

ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price which may be above (at a premium), at, or below (at a discount) NAV or the intraday value of the ETF’s holdings. An authorized participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Acquiring Fund and or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units.

As a result of these structural differences, there are certain anticipated benefits associated with the ETF structure, including, but not limited to the following:

●	Additional Trading Flexibility. As a shareholder of the Acquired Fund, you can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will have additional trading flexibility by being able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

●	Increased Transparency. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. The Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.eatonvance.com.

●	Potential for Enhanced Tax Efficiency. Current Acquired Fund Shareholders are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

There are, however, certain risks associated with the ETF structure as well, including, but not limited to the following:

●	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Acquiring Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Acquiring Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Acquiring Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

●	Cash Transactions Risk. Unlike certain ETFs, the Acquiring Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Acquiring Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

●	Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Acquiring Fund’s NAV, the intra-day value of the Acquiring Fund’s holdings, and supply and demand for shares. The Adviser (as defined below) cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. You may pay significantly more or receive significantly less than the Acquiring Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Acquiring Fund’s shares varies over time based on the Acquiring Fund’s trading volume and market liquidity and may increase if the Acquiring Fund’s trading volume, the spread of the Acquiring Fund’s underlying securities, or market liquidity decrease.

Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

Who will bear the costs associated with the Reorganization?

The Acquired Fund will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) and any transaction costs incurred by the Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization.

If the Reorganization is not consummated, MSIM will pay for the full costs associated with such Reorganization.

What are the federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Acquired Fund will recognize gain or loss as a direct result of the Reorganization (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund Shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Fund Shares that you surrender in the Reorganization. Capital gains from securities sales by the Acquired Fund prior to the Reorganization may be distributed either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Acquired Fund Shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct individual retirement account (“IRA”) and exchange your Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust, or if you do not hold your Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and therefore have your investment liquidated.

In addition, if the Reorganization is approved by shareholders, the Acquired Fund will incur transaction costs during the period prior to and in connection with the Reorganization with respect to any redemptions of Acquired Fund Shareholders.  To fund the redemption transactions, the Acquired Fund may have to sell securities. These transactions may also result in net realized capital gains to the Acquired Fund, which may result in taxable distributions to shareholders either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganization, please see the section entitled “Information About the Plan—What are the tax consequences of the Reorganization?”

How do the Funds’ investment objectives, principal investment strategies, and fundamental investment policies compare?

The Acquired Fund and Acquiring Fund have identical investment objectives and principal investment strategies. For additional discussion comparing the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund, please see “Comparison of the Funds’ Investment Objectives and Principal Investment Strategies.”

The Acquired Fund and the Acquiring Fund have adopted substantially similar fundamental investment policies, which may not be changed without prior shareholder approval. However, the investment objective for the Acquired Fund is “fundamental” (i.e., it may not be changed without shareholder approval) whereas the investment objective of the Acquiring Fund may be changed without shareholder approval (but no change is currently anticipated, as noted below). For additional discussion comparing the investment policies of the Acquired Fund and Acquiring Fund, please see “Comparison of the Funds’ Fundamental and Non-Fundamental Investment Policies.”

What are the principal risks of an investment in the Acquiring Fund?

An investment in the Acquiring Fund involves principal risks common to most open-end funds, including that there is no guarantee against losses resulting from investments in the Acquiring Fund, nor that the Acquiring Fund will achieve its investment objective, and you may lose money if you invest in the Acquiring Fund, and principal risks specifically associated with the principal investment strategies and portfolio of the Acquiring Fund. The principal risks associated with an investment in the shares of the Acquiring Fund and the Acquired Fund are the same, except that the Acquiring Fund is subject to certain principal risks specific to operating as an ETF, as noted above.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganization affect my fees and expenses?

Following the Reorganization, the Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund. The Acquiring Fund employs a unitary fee structure pursuant to which MSIM bears substantially all operating expenses of the Fund, subject to certain exceptions. The Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund, notwithstanding that, above certain asset levels, the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. During the current fiscal year, the Acquired Fund’s assets have not exceeded any such asset level. A comparison of the fees and expenses of the Acquired Fund and Acquiring Fund is provided in the section entitled, “Comparison of the Funds’ Fees and Expenses” below.

What are the distribution arrangements for the Funds?

The Acquired Fund is distributed by Morgan Stanley Distribution, Inc. (the “Acquired Fund’s Distributor”) and the Acquiring Fund will be distributed by Foreside Fund Services, LLC (the “Acquiring Fund’s Distributor” and together with the Acquired Fund’s Distributor, the “Distributors”). Each Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Acquiring Fund’s Distributor or its agent distributes Creation Units (as defined below) for the Acquiring Fund on an agency basis. The Acquiring Fund’s Distributor does not maintain a secondary market in shares of the Acquiring Fund. The Acquiring Fund’s Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Acquiring Fund.

With respect to the Acquiring Fund, the Acquiring Fund Trust has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (“Acquiring Fund’s 12b-1 Plan”). Under the Acquiring Fund’s 12b-1 Plan, the Acquiring Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Acquiring Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the Acquiring Fund, and there are no current plans to impose these fees. However, Rule 12b-1 fees may be imposed in the future without shareholder approval.

The Acquired Fund has adopted a Plan of Distribution with respect to certain classes of shares of the Acquired Fund. For more information regarding the Acquired Fund’s distribution arrangements, you may refer to the Acquired Fund’s prospectus incorporated by reference to this combined Proxy Statement and Prospectus under the section entitled “Shareholder Information – Plan of Distribution (Rule 12b-1 Fees).”

Appendix C to this combined Proxy Statement and Prospectus contains additional information regarding to the Acquiring Fund’s distribution arrangements under the section entitled “Shareholder Information – Distribution of Fund Shares.”

What are the Funds’ arrangements for purchases, exchanges, and redemptions?

The Acquired Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below. You may refer to the Acquired Fund’s prospectus incorporated by reference to this combined Proxy Statement and Prospectus under the sections of the Shareholder Information section entitled “How to Buy Shares,” “How to Exchange Shares,” “How to Sell Shares,” and “Frequent Purchases and Redemptions of Shares” for the procedures applicable to purchases, exchanges and redemptions of the shares of the Acquired Fund. Appendix C to this combined Proxy Statement and Prospectus contains additional information relating to the purchase and redemption of shares of the Acquiring Fund under the “Shareholder Information” section. The Acquiring Fund does not have exchange privileges.

Acquiring Fund

Shares of the Acquiring Fund would only be able to be acquired or redeemed directly from the Acquiring Fund at NAV only in Creation Units or multiples thereof. Individual shares of the Acquiring Fund would only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market. Recent information, including information about the Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Acquiring Fund’s website at www.eatonvance.com.

Shares of the Acquiring Fund would be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Fund Shares listing will continue or remain unchanged. The Acquiring Fund Trust would not impose any minimum investment for shares of the Acquiring Fund purchased on an exchange. Buying or selling the Acquiring Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Acquiring Fund based on its trading volume and market liquidity, and is generally less if the Acquiring Fund has more trading volume and market liquidity and more if the Acquiring Fund has less trading volume and market liquidity.

The Acquiring Fund’s primary listing exchange will be the NYSE. The NYSE is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Board”) has not adopted a policy of monitoring for frequent purchases and redemptions of Acquiring Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Acquiring Fund’s portfolio securities after the close of the primary markets for the Acquiring Fund’s portfolio securities and the reflection of that change in the Acquiring Fund’s NAV (“market timing”). The Acquiring Fund Trust believes this is appropriate because ETFs, such as the Acquiring Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Acquiring Fund Shares remains at or close to NAV. Since the Acquiring Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Acquiring Fund’s shares may be purchased and sold on the NYSE at prevailing market prices, the risks of frequent trading are limited.

Acquired Fund

You may purchase or sell Acquired Fund shares on any day the NYSE is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting your Morgan Stanley Financial Advisor or an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Acquired Fund’s Distributor (each, a “Financial Intermediary”). In addition, you can sell Acquired Fund shares at any time by enrolling in a systematic withdrawal plan. Your Acquired Fund shares will be sold at the next price calculated after the Acquired Fund receives your order to redeem. If you sell Class A or Class C shares of the Acquired Fund, your net sale proceeds are reduced by the amount of any applicable contingent deferred sales charge (“CDSC”). For more information, please refer to the sections of the Acquired Fund’s prospectus incorporated by reference to this combined Proxy Statement and Prospectus entitled “Shareholder Information–How to Buy Shares” and “Shareholder Information–How to Sell Shares.”

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), MSIM and/or the Fund’s distributor may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In connection with the Reorganization, it is expected that effective on or about the first business day of the month following shareholder approval of the Reorganization, the following Acquired Fund fees will be waived: (i) the sales charge on purchases of Class A shares of the Acquired Fund; (ii) the contingent deferred sales charge (“CDSC”) on Class A and Class C shares of the Acquired Fund; (iii) the 12b-1 fees for any applicable share class of the Acquired Fund; and (iv) any finder’s fee payments applicable to any class of shares of the Acquired Fund. It is also expected that, effective on or about the first business day of the month following shareholder approval of the Reorganization, any current Letter of Intent under which Class A shares of the Acquired Fund were purchased would be considered completed.

How do I vote my shares?

You can vote in any of the following ways:

●	Through the Internet by logging on to the website indicated on your proxy card;
●	By calling the toll-free phone number on your proxy card;
●	By mailing the enclosed proxy card after signing and dating; or
●	By attending the Meeting in person.

You are encouraged to follow the instructions on your proxy card to vote your shares through the Internet or by telephone. Using these methods is quick and easy. No matter what method you choose, however, please carefully read this combined Proxy Statement and Prospectus before you vote.

The Reorganization will be effected only if approved by shareholders of the Acquired Fund. This combined Proxy Statement and Prospectus describes the Reorganization in more detail below and provides certain comparative information pertaining to the Acquired Fund and the Acquiring Fund for your evaluation.

If the accompanying proxy card for the Acquired Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares with respect to the Acquired Fund represented by it in accordance with the instructions marked thereon. Properly executed but unmarked proxy cards submitted by shareholders will be voted FOR the Proposal set forth in the Notice and described in this combined Proxy Statement and Prospectus.

A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Acquired Fund, execution and delivery of a later dated proxy to the Secretary of the Acquired Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy; you must vote in person at the Meeting in order to revoke a proxy.

What is the deadline for submitting my vote?

Please vote as soon as possible to help the Acquired Fund receive enough votes to act on the Proposal. If you do not plan to attend the Meeting, your vote must be received by the Acquired Fund by 11:59 p.m., Eastern Time, on June 4, 2025.

Who should I call if I have questions?

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the proxy solicitor, EQ Fund Solutions, LLC, at (888) 540-8736.

What are the quorum and approval requirements for the Reorganization?

The quorum requirement for the Meeting with respect to the Reorganization is a majority of the Acquired Fund Shares issued and outstanding and entitled to vote at the Meeting.

The Reorganization will be effected only if the Acquired Fund Shareholders approve the Reorganization and certain closing conditions are satisfied or waived.

Approval of the Reorganization by the shareholders of the Acquired Fund requires the approval of the holders of a “majority of the outstanding voting securities” of the Acquired Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of the Reorganization. Accordingly, abstentions effectively will be a vote against the Reorganization. Ordinarily, broker non-votes (i.e., uninstructed shares for which, at a meeting involving both non-routine and routine matters under the rules of the NYSE, a broker may not vote with respect to a non-routine matter but may vote with respect to a routine matter), if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Reorganization, and accordingly would have the same effect as a vote against the Reorganization. The Reorganization is considered to be a non-routine proposal under the rules of the NYSE and it is not expected that shareholders will be asked to vote on any proposals considered to be routine under those rules in connection with the Meeting. Accordingly, it is not expected that there will be any broker non-votes in connection with the Meeting, and thus, uninstructed shares (i.e., shares held in street name for which the shareholder does not provide voting instructions or otherwise does not vote) will not be counted as shares present at the Meeting or for determining whether a quorum is present.

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

In the absence of a quorum, the chairperson of the Meeting, an officer of the Acquired Fund or the Acquired Fund Shareholders present or represented by proxy and entitled to vote thereat shall have the power to adjourn the Meeting from time to time. If the power of Acquired Fund Shareholders to adjourn is invoked, then the affirmative vote of the holders of a majority of the Acquired Fund Shares then present in person or represented by proxy shall be required to adjourn any Meeting. Any adjourned Meeting may be reconvened without further notice or change in record date. At any reconvened Meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the Meeting as originally called. The chairperson of the Meeting, an officer of the Acquired Fund or the Acquired Fund Shareholders present in person or represented by proxy at the Meeting and entitled to vote thereat also shall have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described in the Notice is not obtained (with proxies being voted for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained).

Can shareholders submit proposals for a future shareholder meeting?

The Funds are not required and do not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law or a Fund’s governing documents. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring Fund should send written proposals to Mary E. Mullin, Secretary, 1585 Broadway, New York, NY 10036. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

What happens if the Reorganization is not approved by the Acquired Fund Shareholders?

If the Reorganization is not approved by the Acquired Fund Shareholders, the Acquired Fund will continue in existence and the Acquired Fund Board will consider such other actions, if any, as it deems necessary or appropriate.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

Comparison of the Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of October 31, 2024, as if the Reorganization were in effect for the applicable 12 month period. The fee tables do not reflect the costs associated with the Reorganization. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in lower total annual operating expenses for shareholders of the Acquired Fund. However, pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares. Actual expenses may vary significantly.

Acquired Fund Shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares from the Reorganization.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. You may pay fees other than the fees and expenses of a Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund						Pro-Forma – Acquiring Fund
	Class I	Class A		Class L	Class C	Class R6	ETF Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	3.25%		None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None	[1]	None	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund					Pro-Forma – Acquiring Fund
	Class I	Class A	Class L	Class C	Class R6	ETF Shares
Advisory Fee/Management Fee[3]	0.47%	0.47%	0.47%	0.47%	0.47%	0.45%[4]
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%	None	None [5]
Other Expenses	0.34%	0.36%	1.27%	0.40%	29.53%	0.00%[6]
Total Annual Fund Operating Expenses[7]	0.81%	1.08%	2.24%	1.87%	30.00%	0.45%
Fee Waiver and/or Expense Reimbursement[7]	0.11%	0.08%	0.94%	0.07%	29.35%	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[7]	0.70%	1.00%	1.30%	1.80%	0.65%	N/A

[1]	Investments in Class A shares of the Acquired Fund that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.75% that will be imposed if you sell your shares within 12 months after purchase except for certain specific circumstances. See “Shareholder Information—Share Class Arrangements” of the Acquired Fund’s prospectus for further information about the CDSC waiver categories.
[2]	The Class C CDSC for the Acquired Fund is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—Share Class Arrangements” of the Acquired Fund’s prospectus for a complete discussion of the CDSC.
[3]	The contractual management fee rate for the Acquiring Fund is lower than the contractual advisory fee rate of the Acquired Fund with respect to assets not exceeding $1 billion, but is higher than that of the Acquired Fund with respect to assets exceeding $1 billion, as discussed below in the section entitled “Comparison of the Funds’ Management.” As of October 31, 2024, the Acquired Fund had approximately $470 million in net assets.
[4]	The Acquiring Fund’s management agreement provides that the Adviser will pay substantially all expenses of the Acquiring Fund (including expenses of the Acquiring Fund Trust relating to the Acquiring Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business.
[5]	The Board of Trustees of the Acquiring Fund has approved a Rule 12b-1 plan for the Fund. Accordingly, Rule 12b-1 fees may be imposed in the future without shareholder approval. Under the Rule 12b-1 plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
[6]	Other Expenses of the Acquiring Fund have been estimated for the current fiscal year.
[7]	With respect to the Acquired Fund only, the Adviser has agreed to reduce its advisory fee, its administration fee and/or reimburse the Acquired Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I, 1.00% for Class A, 1.30% for Class L, 1.80% for Class C and 0.65% for Class R6 of the Acquired Fund. The fee waivers and/or expense reimbursements will continue until at least February 28, 2026 or until such time as the Acquired Fund Board acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Expense Examples

These examples are meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Acquired Fund.

The examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell your shares at the end of those periods. The example also assumes your investment has a 5% return each year and a Fund’s operating expenses remain the same (except that each example incorporates the Acquired Fund’s fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Acquired Fund generally will convert automatically to Class A shares of the Acquired Fund. The example for Class C shares of the Acquired Fund reflects the conversion to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Acquired Fund – If You SOLD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$72	$248	$439	$991
Class A	$424	$650	$894	$1,592
Class L	$132	$610	$1,114	$2,502
Class C	$283	$581	$1,005	$1,978
Class R6	$66	$4,860	$7,557	$10,201
Pro Forma — Acquiring Fund	$46	$144	$252	$567

Acquired Fund – If You HELD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$72	$248	$439	$991
Class A	$424	$650	$894	$1,592
Class L	$132	$610	$1,114	$2,502
Class C	$183	$581	$1,005	$1,978
Class R6	$66	$4,860	$7,557	$10,201
Pro Forma — Acquiring Fund	$46	$144	$252	$567

Comparison of the Funds’ Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the fiscal year ended October 31, 2024, the Acquired Fund’s portfolio turnover rate was 383% of the average value of its portfolio.

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. Further information about the Acquired Fund’s investment objectives and strategies are contained in the prospectus and statement of additional information of the Acquired Fund, which are on file with the SEC. The prospectus and statement of additional information of the Acquired Fund are incorporated herein by reference.

Investment Objectives: Both Funds seek a high level of current income.

The Acquired Fund’s investment objective is “fundamental” (i.e., it may not be changed without shareholder approval).

The Acquiring Fund’s investment objective may be changed by the Acquiring Fund Board without shareholder approval, but no change is anticipated. If the Acquiring Fund’s investment objective changes, the Acquiring Fund will notify shareholders and shareholders should consider whether the Acquiring Fund remains an appropriate investment in light of the change.

Principal Investment Strategies:

The Acquired Fund and Acquiring Fund have identical principal investment strategies. No changes to the Acquired Fund’s principal investment strategies are proposed with respect to the Acquiring Fund.

The principal investment strategies of the Acquired Fund and the Acquiring Fund are as follows.

The Fund normally invests at least 80% of its assets in mortgage-related securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”), commercial mortgage-backed securities (“CMBS”) and inverse floating rate obligations (“inverse floaters”). The mortgage-backed securities in which the Fund invests may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. The Fund is not limited as to the maturities (when a debt security provides its final payment) or types of mortgage-backed securities in which it may invest.

In making investment decisions, the Adviser considers economic developments, interest rate levels and other factors. To identify attractive sectors and securities, the Adviser employs both top-down and bottom-up analyses. In addition, the Adviser combines quantitative and fundamental methodologies to limit the Fund’s investment universe from which potential investments are then selected. In a securitized strategy, such as the strategy employed by the Fund, a majority of the Adviser’s investment process is security selection related.

When deemed by the Adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the Adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.

The Fund may invest up to 50% of its net assets in high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed-income securities rated by one or more rating agencies below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”), or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, considered by the Adviser to be of equivalent quality.

One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security, which represents a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity or final distribution date. Certain classes will have more predictable cash flows than others.

The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage-backed securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”).

The Fund also may invest in other U.S. government securities, including, but not limited to, U.S. Treasury bills, notes and bonds, securities (including mortgage-backed securities) issued by agencies or instrumentalities of the U.S. Government which may or may not be backed by the full faith and credit of the United States, and securities issued by agencies or instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

The Fund may also invest in asset-backed securities and restricted and illiquid securities.

In addition, the Fund may invest up to 20% of its net assets in foreign securities, including U.S. dollar-denominated securities issued in the U.S. capital markets by foreign issuers, some of which are commonly known as “Yankee Bonds” and non-U.S. dollar-denominated securities, including Eurobonds.

The Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other similar instruments and techniques. The Fund may use foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Comparison of the Funds’ Principal Risks

The principal risks associated with an investment in the Acquired Fund and the Acquiring Fund are the same, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. Any differences in the disclosure or description of the Funds’ principal risks are not anticipated to result in or reflect any material differences in how the Acquired Fund is currently managed compared to how the Acquiring Fund will be managed. For example, the Acquired Fund and the Acquiring Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the principal risks associated with an investment in the Acquiring Fund.

Please refer to the Acquired Fund’s prospectus incorporated by reference to this combined Proxy Statement and Prospectus for more information regarding risks associated with an investment in the Acquired Fund and Appendix B to this combined Proxy Statement and Prospectus for more information regarding risks associated with an investment in the Acquiring Fund.

Comparison of the Funds’ Performance

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the stated liabilities of the Acquired Fund and continue the business of the Acquired Fund, and therefore will have no performance history prior to the Reorganization.

Subject to shareholder approval of the Reorganization, the Acquired Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical investment performance and returns of Class I Shares of the Acquired Fund. The Acquired Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The Acquiring Fund will use the same primary benchmark index and additional index as the Acquired Fund.

Acquired Fund Performance

The bar chart and table below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance and one or more additional indexes. The Acquired Fund’s primary benchmark index was changed from the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index to the Bloomberg U.S. Universal Index effective May 1, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The additional index(es) in the table provides a means to compare the Acquired Fund’s average annual returns to a benchmark that the Adviser believes is representative of the Acquired Fund’s investment universe.

The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Acquired Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

Annual Total Returns—Calendar Years

High Quarter	06/30/20	6.24%
Low Quarter	03/31/20	-6.68%

Year-to-date returns as of March 31, 2025: [ ]%

Average Annual Total Returns1

(for the calendar periods ended December 31, 2024)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 7/28/97)
Return Before Taxes	6.81%	2.16%	3.40%	4.33%
Return After Taxes on Distributions[2]	4.37%	0.43%	1.52%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares	3.98%	0.89%	1.76%	2.47%
Class A (commenced operations on 7/28/97)
Return Before Taxes	2.92%	1.10%	2.66%	3.97%
Class L (commenced operations on 7/28/97)
Return Before Taxes	6.14%	1.50%	2.72%	3.57%
Class C (commenced operations on 4/30/15)
Return Before Taxes	4.61%	0.99%	N/A	2.31	%3
Class R6 (commenced operations on 6/15/18)
Return Before Taxes	6.87%	2.19%	N/A	3.00%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)[4]	2.04%	0.06%	1.73%	N/A
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index (reflects no deduction for fees, expenses or taxes)[6]	1.20%	-0.74%	0.91%	3.80%[5]

[1]	During 2016, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower.
[2]	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
[3]	Class C shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
[4]	The Bloomberg U.S. Universal Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-Employee Retirement Income Security Act of 1974 (non-ERISA) eligible portion of the CMBS Index. The index covers U.S. dollar-denominated, taxable bonds that are rated either investment grade or high-yield. It is not possible to invest directly in an index.
[5]	Since Inception reflects the inception date of Class I.
[6]	The Bloomberg U.S. Mortgage-Backed Securities (MBS) Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This Index is the Mortgage-Backed Securities Fixed Rate component of the Bloomberg U.S. Aggregate Index. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Acquired Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or IRAs. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Comparison of the Funds’ Management

The Acquired Fund is governed by the Acquired Fund Board, which is responsible for overseeing the Acquired Fund. The Acquiring Fund is a series of the Acquiring Fund Trust. The Acquiring Fund Trust is governed by the Acquiring Fund Board, which is responsible for overseeing all business activities of the Acquiring Fund. The Board of Trustees of the Acquiring Fund Trust and of the Acquired Fund are comprised of the same individuals.

MSIM serves as the investment adviser to the Funds. MSIM, with principal offices at 1585 Broadway, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of MSIM, which is the parent of the Distributor of the Acquired Fund. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2024, MSIM, together with its affiliated asset management companies, had approximately $1.7 trillion in assets under management or supervision.

Pursuant to an Investment Management Agreement between the Acquiring Fund Trust and the Adviser (the “Acquiring Fund Management Agreement”), the Acquiring Fund will pay MSIM a management fee based on a percentage of average daily net assets. The management fee for the Acquiring Fund is as follows:

Acquiring Fund
Eaton Vance Mortgage Opportunities ETF	0.45%

The Acquired Fund currently pays MSIM an advisory fee based on a percentage of average daily net assets. The advisory fee for the Acquired Fund is as follows:

Acquired Fund
Morgan Stanley Mortgage Securities Trust	0.47% of the portion of the daily net assets not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.295% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% to the portion of the daily net assets exceeding $12.5 billion.

During the twelve-month period ended October 31, 2024, the Acquired Fund paid MSIM the following effective advisory fees (net of waivers).

Acquired Fund*
Morgan Stanley Mortgage Securities Trust	0.40%

*The effective advisory fee rates reflect the impact of the fee waivers that are currently in place for the Acquired Fund.

The contractual management fee rate for the Acquiring Fund is lower than the contractual advisory fee rate of the Acquired Fund with respect to assets not exceeding $1 billion, but is higher than that of the Acquired Fund with respect to assets exceeding $1 billion, as discussed above. As of October 31, 2024, the Acquired Fund had approximately $470 million in net assets.

Acquiring Fund Management Agreement

As a result of the proposed Reorganization, shareholders of each class of the Acquired Fund can expect to experience lower gross and net expenses as a percentage of average daily net assets as shareholders in the Acquiring Fund after the Reorganization. The Acquiring Fund employs a unitary fee structure pursuant to which MSIM bears substantially all operating expenses of the Fund, subject to certain exceptions. The Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund, notwithstanding that, above certain asset levels, the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. During the current fiscal year, the Acquired Fund’s assets have not exceeded any such asset level.

Under the unitary fee structure, the Acquiring Fund’s Adviser will pay substantially all expenses of the Acquiring Fund (including expenses of the Acquiring Fund Trust relating to the Acquiring Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business. The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Acquiring Fund’s Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Acquiring Fund’s Adviser may waive receipt of its fees, which would have the effect of lowering the Acquiring Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

A discussion regarding the basis for the Acquiring Fund Board’s approval of the Acquiring Fund Management Agreement will be available in the Acquiring Fund’s first report filed on Form N-CSR.

Acquired Fund Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Acquired Fund Advisory Agreement”) with MSIM, the Acquired Fund has retained MSIM to manage and/or oversee the investment of the Acquired Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Acquired Fund pays MSIM monthly compensation calculated daily by applying the following annual rates to the net assets of the Acquired Fund determined as of the close of each business day: 0.47% of the portion of the daily net assets not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.295% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% to the portion of the daily net assets exceeding $12.5 billion. The advisory fee is allocated among the classes pro rata based on the net assets of the Acquired Fund attributable to each class.

MSIM has agreed to reduce its advisory fee and/or reimburse the Acquired Fund, if necessary, if such fees would cause the total annual operating expenses of the Acquired Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for the Acquired Fund, if any, MSIM excludes from total annual operating expenses acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Acquired Fund will continue until at least February 28, 2026 or until such time as the Acquired Fund Board acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. MSIM may make additional voluntary fee waivers and/or expense reimbursements. MSIM may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

Expense Cap
Class 1	Class A	Class L	Class C	Class R6
0.70%	1.00%	1.30%	1.80%	0.65

In connection with the Reorganization, it is expected that effective on or about the first business day of the month following shareholder approval of the Reorganization, the following Acquired Fund fees will be waived: (i) the sales charge on purchases of Class A shares of the Acquired Fund; (ii) the contingent deferred sales charge (“CDSC”) on Class A and Class C shares of the Acquired Fund; (iii) the 12b-1 fees for any applicable share class of the Acquired Fund; and (iv) any finder’s fee payments applicable to any class of shares of the Acquired Fund. It is also expected that, effective on or about the first business day of the month following shareholder approval of the Reorganization, any current Letter of Intent under which Class A shares of the Acquired Fund were purchased would be considered completed. Please refer to the sections of the Shareholder Information section of the Acquired Fund’s prospectus incorporated by reference to this combined Proxy Statement and Prospectus entitled “How to Buy Shares,” “How to Exchange Shares,” “How to Sell Shares,” “Distributions,” “Frequent Purchases and Redemptions of Shares,” and “Share Class Arrangements.”

A discussion regarding the basis for the Acquired Fund Board’s approval of the Acquired Fund Advisory Agreement is available in the Acquired Fund’s report filed on Form N-CSR for the fiscal year ended October 31, 2024.

Portfolio Management

The same individuals responsible for the day-to-day portfolio management of the Acquired Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund, with the addition of one portfolio manager. On March 14, 2025, a portfolio manager was added to the portfolio management team for the Acquired Fund.

Each Fund’s current portfolio management team is composed as follows:

Acquired Fund’s Portfolio Managers	Date Began Managing the Acquired Fund	Acquiring Fund’s Portfolio Managers
Gregory Finck Matthew Buckley Andrew Szczurowski, CFA	January 2015 December 2022 March 2025	Gregory Finck Matthew Buckley Andrew Szczurowski, CFA Brandon Matsui, CFA

The Acquiring Fund’s assets will be managed by members of the Fixed Income team. The team consists of portfolio managers, analysts and traders. The current members of the team who are jointly and primarily responsible for the day-to-day management of the Acquiring Fund are Gregory Finck, Matthew Buckley, Andrew Szczurowski, CFA and Brandon Matsui, CFA.

Mr. Finck has been associated with the Adviser in an investment management capacity since December 2014. Prior to joining the Adviser, Mr. Finck was a managing director at Fortress Investment Group from 2008 to 2014. Prior to joining Fortress, Mr. Finck was a managing director at Goldman Sachs where he worked in the mortgage trading division from 1992 until 2008. Mr. Buckley is an Executive Director of the Adviser and has been employed by the Morgan Stanley organization for more than five years. Mr. Buckley has worked on securitized exposures in multi-sector portfolios as a senior investor since 2005 and began his career in the investment industry in 1998. Mr. Szczurowski is a Managing Director of the Adviser, manages other funds, and has been employed by the Morgan Stanley organization for more than five years. Mr. Matsui is an Executive Director of the Adviser. Prior to joining the Adviser in 2023, Mr. Matsui served as the Head of Fixed Income for DWS’ Systematic Investment Solutions group since 2016.

Each of the Acquired Fund’s statement of additional information and the SAI relating to this combined Proxy Statement and Prospectus provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Comparison of the Funds’ Fundamental and Non-Fundamental Investment Policies

Fundamental Investment Policies

The fundamental investment policies of the Acquired Fund and the Acquiring Fund are substantially similar. However, the Acquired Fund’s investment objective is “fundamental” (i.e., it may not be changed without shareholder approval) whereas the Acquiring Fund’s investment objective may be changed without shareholder approval with notice to shareholders.

	Acquired Fund	Acquiring Fund
General	The investment objective, policies and restrictions listed below have been adopted by the Acquired Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Acquired Fund. The 1940 Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Acquired Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy, the Fund will not change its objective (unless stated otherwise in the Fund’s Prospectus).	The Acquiring Fund has adopted the following fundamental policies, which may not be changed without the approval by “vote of a majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. The 1940 Act provides that the “vote of a majority of the outstanding voting securities” of the Fund means the vote, at the annual or a special meeting of the security holders of such Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such Fund, whichever is the less.
Investment Objective	The Acquired Fund will seek a high level of current income.	N/A1
Commodities	The Acquired Fund will not purchase or sell physical commodities unless required as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquired Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Acquired Fund from the provisions of the 1940 Act, as amended from time to time.	The Acquiring Fund may purchase or sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Real Estate	The Acquired Fund will not purchase or sell real estate or interests therein, although the Acquired Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.	The Acquiring Fund may purchase or sell real estate or any interest therein to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

1            The investment objective of the Acquiring Fund is non-fundamental.

Loans	The Acquired Fund will not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements, or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the 1940 Act, as amended from time to time.	The Acquiring Fund may make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Diversification	The Acquired Fund will not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.	The Acquiring Fund may not make any investment inconsistent with its classification as a “diversified company,” as defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.
Borrowing	The Acquired Fund will not borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.	The Acquiring Fund may borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Underwriting	The Acquired Fund will not engage in the underwriting of securities, except insofar as the Acquired Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security.	The Acquiring Fund may not underwrite securities issued by others, except to the extent that the Fund may be deemed an underwriter under certain securities laws in purchasing or disposing of portfolio securities or in connection with investments in other investment companies.
Industry Concentration	The Acquired Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For the purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities that are not mortgage-backed securities shall not be considered part of any industry.	Except as otherwise permitted by the 1940 Act or any applicable law, rule, order or interpretation, the Acquiring Fund may not purchase any security if, as a result of that purchase, more than 25% of its total assets would be invested in securities of issuers within the same industry, except that the Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For the purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities that are not mortgage-backed securities shall not be considered part of any industry.
Senior Securities	The Acquired Fund will not issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.	The Acquiring Fund may issue senior securities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

Acquired Fund’s Non-Fundamental Investment Policies

The non-fundamental investment policies of the Acquired Fund, which may be changed by the Acquired Fund Board without shareholder approval, are listed below. The Acquiring Fund has not adopted such non-fundamental investment policies, but is expected to be operated in a manner that is consistent with the Acquired Fund’s non-fundamental policies.

As a matter of non-fundamental policy, the Acquired Fund will not:

●	Invest its assets in the securities of any investment company except as may be permitted by (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

The Acquired Fund has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Acquired Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Acquired Fund.

Additional Information About the Acquiring Fund’s Investment Policies and Limitations

Summary of 1940 Act Restrictions on Certain Activities. The following is not part of the fundamental policies of the Acquiring Fund, but provides additional information regarding certain of these policies. Certain of the Acquiring Fund’s fundamental policies set forth above permit the Acquiring Fund to make investments or engage in transactions to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation, or prohibit transactions except to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation. To the extent the 1940 Act or the rules, orders, or interpretations thereunder may, in the future, be amended or otherwise revised to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Acquiring Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies. Similarly, with respect to the Acquiring Fund’s fundamental investment policy regarding diversification, the Fund may rely on greater flexibility provided by the 1940 Act or interpretations, modifications or as applied by the SEC or its staff.

●	Concentration – According to the present interpretation by the SEC, a fund has concentrated its investments in the securities of issuers primarily engaged in any particular industry if the fund’s holdings in the securities in such issuers comprise more than 25% of the fund’s total assets. These limits do not apply to securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. However, for purposes of the Acquiring Fund’s concentration policy as set forth in Investment Policy No. 1., obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities that are not mortgage-backed securities shall not be considered part of any industry.

●	Borrowing money – The 1940 Act permits the Acquiring Fund to borrow up to 33 1⁄3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the Acquiring Fund has elected to treat all such transactions as derivatives transactions for purposes of the SEC rule allowing the Acquiring Fund to enter into reverse repurchase agreements and similar financing transactions.

●	Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but an SEC rule allows the Acquiring Fund to engage in certain types of transactions (such as short sales, buying and selling financial futures contracts and other derivative instruments and selling put and call options) notwithstanding this prohibition and deems certain when issued, forward-settling and non-standard settlement cycle securities transactions not to involve a senior security, subject to compliance with the conditions of the rule. The fundamental policy relating to senior securities allows the Acquiring Fund to operate in reliance upon this rule.

●	Real Estate – The Acquiring Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Acquiring Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.

●	Making loans (Lending) – Under the 1940 Act, an open-end fund may loan money or property to persons who do not control and are not under common control with the Acquiring Fund, except that the Acquiring Fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that the Acquiring Fund may not lend portfolio securities representing more than one-third of such Acquiring Fund’s total asset value. The Acquiring Fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily.

●	Diversification – Under the 1940 Act, a “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.

The percentage limitations contained in the fundamental policies apply at the time of purchase of securities. Unless otherwise required by the 1940 Act (as is the case with borrowing), a later change in percentage resulting from changes in the value of the Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. Future portfolios of the Trust may adopt different limitations.

Tax Diversification. Whether diversified or non-diversified, the Acquiring Fund will satisfy the diversification requirements for tax treatment as a regulated investment company (“RIC”). As a result, the Acquiring Fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Acquiring Fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or of one or more “qualified” publicly traded partnerships.

Unusual Market Conditions. The investment policies, limitations or practices of the Acquiring Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Acquiring Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

Additional Information About the Acquired Fund’s Investment Policies and Limitations

For purposes of the Acquired Fund’s fundamental and non-fundamental limitations, (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowings; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing.

The investment policies, limitations or practices of the Acquired Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Acquired Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

For purposes of policies adopted in accordance with Rule 35d-1 under the 1940 Act, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

Comparison of the Funds’ Income and Capital Gain Distribution Policies

The distribution policies of the Acquired Fund are the same as the Acquiring Fund with respect to the timing of distributions. Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a monthly dividend and to distribute net realized capital gains, if any, at least annually. However, the dividends from net investment income, if any, are declared daily for the Acquired Fund but will be declared monthly for the Acquiring Fund.

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Acquired Fund’s prospectus, statement of additional information, Shareholder Reports, and annual financial statements, as applicable. Because the Acquiring Fund has not yet commenced operations, financial statements for the Acquiring Fund are not available but additional information is available in the statement of additional information related to this combined Proxy Statement and Prospectus.

The Acquired Fund’s prospectus is incorporated herein by reference and is legally deemed to be part of this combined Proxy Statement and Prospectus.

Each of the Acquired Fund’s statement of additional information and the SAI relating to this combined Proxy Statement and Prospectus also is incorporated herein by reference and is legally deemed to be part of this combined Proxy Statement and Prospectus.

To the extent available, the applicable prospectuses, statements of additional information, Shareholder Reports, and Annual Financial Statements and Additional Information on Form N-CSR of the Acquired Fund, have been filed with the SEC and are available, free of charge, by (i) calling toll-free at 1-800-869-6397, (ii) accessing the documents at the Funds’ website at https://www.morganstanley.com/im, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

After careful consideration of factors deemed relevant to MSIM, including the potential impact of the Reorganization on different subsets of the Acquired Fund Shareholders, MSIM proposed to the Acquired Fund Board, at a meeting held March 12-13, 2025, that the Acquired Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which MSIM believes will better serve the interests of shareholders. In addition, MSIM believes that the Reorganization presents attractive opportunities for growth for the Acquired Fund as Acquiring Fund in light of its expected positioning as an ETF within its investment category, and is intended to expand MSIM’s ability to deliver more of its investment capabilities in the ETF vehicle. MSIM believes that there is the potential for enhanced growth for the Acquired Fund as Acquiring Fund based on MSIM’s assessment of the ETF market for these strategies, taking into account, among other factors, peers, trends and demands in its investment category, and the benefits of such growth.

Following the Reorganization, the Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund, notwithstanding that, above certain asset levels, the contractual management fee rate for the Acquiring Fund is higher than that of the Acquired Fund. During the current fiscal year, the Acquired Fund’s assets have not exceeded any such asset level. Accordingly, shareholders are anticipated to benefit directly from the expected lower total annual fund operating expenses.

Current shareholders of each class of the Acquired Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

Relatedly, ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests as mutual funds. Accordingly, the Acquiring Fund may operate with less cash and incur lower transaction costs than the Acquired Fund.

Moreover, ETFs that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that traditional open-end funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Fund may also benefit from a reduction in certain transaction costs that are incurred by the Acquired Fund. However, shareholders may bear certain costs with respect to buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Shareholders of the Acquired Fund can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website.

Board Considerations

At a meeting held March 12-13, 2025, the Acquired Fund Board considered the Reorganization proposed by MSIM and approved the Reorganization and Plan. In considering the Reorganization and Plan, the Acquired Fund Board considered information from the officers of the Acquired Fund and representatives of MSIM regarding the Reorganization, including: (1) the investment objectives, principal investment strategies, and fundamental investment policies of the Acquired Fund and the Acquiring Fund; (2) a comparison of the fees and expenses of the Acquired Fund and the Acquiring Fund; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (4) the management and business of MSIM and its affiliates; (5) the impact of the Reorganization on the Acquired Fund and shareholders of the Acquired Fund, including different subsets of Acquired Fund Shareholders; and (6) the specific terms of the Plan.

In approving the Reorganization and Plan and recommending that Acquired Fund Shareholders vote to approve the Reorganization, the Acquired Fund Board, which is comprised solely of Independent Trustees, unanimously determined that (i) participation in the Reorganization is in the best interests of the Acquired Fund and (ii) the interests of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization. The Board’s determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

In making these determinations, the Acquired Fund Board, including all of the Independent Trustees, with the assistance of independent legal counsel, carefully considered and weighed various factors, including the potential benefits and costs of the Reorganization to the shareholders of the Acquired Fund. These considerations included the following:

●	The Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies. The Acquired Fund and the Acquiring Fund have substantially similar fundamental investment policies. However, the Acquired Fund’s investment objective is “fundamental” (i.e., it may not be changed without shareholder approval) whereas the Acquiring Fund’s investment objective may be changed without shareholder approval with notice to shareholders.

●	The risks associated with an investment in the Acquired Fund and the Acquiring Fund are similar, except that shareholders of the Acquiring Fund would also be subject to risks related to the Acquiring Fund’s ETF structure, as discussed below.

●	As a result of the proposed Reorganization, shareholders of each class of the Acquired Fund can expect to experience lower expenses as a percentage of average daily net assets as shareholders in the Acquiring Fund after the Reorganization, as the Acquiring Fund will have a unitary management fee structure.

●	The Acquired Fund Board also considered that the Acquiring Fund employs a unitary fee structure pursuant to which MSIM bears substantially all operating expenses of the Acquiring Fund (including expenses of the Acquiring Fund Trust relating to the Acquiring Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business. The unitary fee rate of the Acquiring Fund is lower than the current average contractual advisory fee rate of the Acquired Fund and the gross and net expense ratios of each class of the Acquired Fund.

●	MSIM is the investment adviser to the Acquired Fund and serves as the investment adviser to the Acquiring Fund, and MSIM does not anticipate that the Reorganization will result in any decline in the level of services from that which has historically have been provided to the Acquired Fund. The same individuals responsible for the day-to-day portfolio management of the Acquired Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund, with the addition of one portfolio manager. On March 14, 2025, a portfolio manager was added to the portfolio management team for the Acquired Fund.

●	Similar to the Acquired Fund, the Acquiring Fund will use the Bloomberg U.S. Universal Index as its primary benchmark and Bloomberg U.S. Mortgage-Backed Securities (MBS) Index as its additional benchmark.

●	The Acquired Fund will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) and any transaction costs incurred by the Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization. The Acquired Fund Board also considered information regarding the anticipated cost savings associated with operating in the ETF structure.

●	If the Reorganization is not consummated, MSIM will pay for the full costs associated with the Reorganization.

●	The Acquired Fund Board considered the rationale for the cost allocations with respect to the Reorganization.

●	MSIM’s view that, because of the Acquired Fund’s current and the Acquiring Fund’s expected trading strategies and portfolio characteristics, there is no material risk that full daily transparency should allow third parties to gain insight into the Acquiring Fund’s trading patterns in a way that would be harmful to the Acquiring Fund or its shareholders.

●	In connection with the Reorganization, it is expected that effective on or about the first business day of the month following shareholder approval of the Reorganization, the following Acquired Fund fees will be waived: (i) the sales charge on purchases of Class A shares of the Acquired Fund; (ii) the contingent deferred sales charge (“CDSC”) on Class A and Class C shares of the Acquired Fund; (iii) the 12b-1 fees for any applicable share class of the Acquired Fund; and (iv) any finder’s fee payments applicable to any class of shares of the Acquired Fund. It is also expected that, effective on or about the first business day of the month following shareholder approval of the Reorganization, any current Letter of Intent under which Class A shares of the Acquired Fund were purchased would be considered completed.

●	Shareholders of the Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated. The shareholder will receive cash, which will be equal in value to the aggregate NAV of their Acquired Fund Shares calculated as of the Closing Date of the Reorganization. If a shareholder holds shares of the Acquired Fund through a fund direct IRA and does not take action prior to the Reorganization, the shareholder’s Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of the IRA Shareholder’s Acquired Fund Shares. Alternatively, if a shareholder holds their shares of the Acquired Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, the financial intermediary may transfer the shareholder’s investment in the Acquired Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax. The Trustees considered the estimated number of current shareholders of the Acquired Fund that may not be eligible to receive Acquiring Fund shares as part of the Reorganization and the potential impact on such shareholders. The Trustees also considered that MSIM has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Reorganization. As part of this communications plan, MSIM will communicate with Acquired Fund Shareholders on the potential implications of the Reorganization, including the need to have a brokerage account in place prior to the Reorganization.

●	The Reorganization is intended to be a tax-free reorganization.

●	Shares of the Acquiring Fund and, in some cases, cash, that would be received by the shareholders of the Acquired Fund in the exchange will be equal in the aggregate to the aggregate NAV of their shares of the Acquired Fund on the Closing Date of the Reorganization, as determined using the valuation procedures for the Acquired Fund.

●	The Acquiring Fund does not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, in which case, the cash payment may be taxable.

●	The alternatives available for shareholders of the Acquired Fund, including the ability to redeem or exchange their shares of the Acquired Fund prior to the Reorganization without being subject to any Fund-imposed fees.

●	Current shareholders of the Acquired Fund are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

●	Current shareholders of the Acquired Fund would have the opportunity to vote on the Reorganization and may also redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus, without being subject to any Fund-imposed fees.

●	Potential benefits to MSIM in expanding its ETF line-up and potential conflicts of interest around such benefits.

●	The unitary management fee rate was set at a level to anticipate economies of scale at lower asset levels before economies of scale are achieved (if ever). The Acquired Fund Board also considered that the unitary management fee structure inherently reflects certain economies of scale because the management fee rate is fixed at a competitive level over the contract period and therefore the management fee rate paid by the Acquiring Fund will not increase in the future even if the Acquiring Fund’s operating costs rise and assets remain flat or decrease. The Acquired Fund Board also considered that increases in the Acquiring Fund’s assets would not lead to a reduction to the unitary management fee rate paid by the Acquiring Fund in the future even if economies of scale were achieved.

Based upon its evaluation of the factors and information deemed relevant to the Acquired Fund Board, the Acquired Fund Board unanimously approved the Reorganization and Plan and recommended that shareholders of the Acquired Fund vote to approve the Reorganization. In connection with its approval, the Acquired Fund Board determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this combined Proxy Statement and Prospectus, for complete terms and conditions of the Plan.

How will the Reorganization be implemented?

The Reorganization will take place after various conditions are satisfied, including approval by shareholders of the Acquired Fund, or waived. The Acquiring Fund Trust and the Acquired Fund will determine a specific Closing Date on which the Reorganization will take place.

The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the stated liabilities of such Acquired Fund and shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below, in complete liquidation of the Acquired Fund. Pursuant to the Plan, the assets of the Acquired Fund that will be transferred to the Acquiring Fund do not include the sum of the values of: (i) the cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the cash to be distributed to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; and (iii) the shares held by IRA Shareholders. The value of the assets of the Acquired Fund will be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date or on the business day immediately preceding the Closing Date and after the payment or declaration of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing by the parties thereto (such time and date being hereinafter called the “Valuation Date”), all in accordance with the valuation procedures for the Acquired Fund, as well as the Acquired Fund’s Prospectus and statement of additional information, each as may be supplemented, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account and the Acquired Fund Shareholder would receive cash in lieu of fractional shares. If a shareholder does not hold their shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated. The shareholder will receive cash, which will be equal in value to the aggregate NAV of their Acquired Fund Shares calculated as of the Closing Date of the Reorganization. If a shareholder holds shares of the Acquired Fund through a fund direct IRA, the shareholder’s Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of the IRA Shareholder’s Acquired Fund Shares unless the shareholder provides alternative direction prior to the final date to exchange shares of the Acquired Fund. The final date to exchange shares of the Acquired Fund is the second business day immediately preceding the Closing Date. Alternatively, if a shareholder holds their shares of the Acquired Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in the Acquired Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Acquired Fund Shareholders, the Acquired Fund will be completely liquidated and dissolved. As soon as reasonably practicable following the winding up of the Acquired Fund’s affairs, the Acquired Fund will file an application pursuant to Section 8(f) of the 1940 Act to deregister as an investment company and any documents necessary to terminate the Acquired Fund’s existence under state law, thereupon being terminated. As a result of the Reorganization, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund, other than as described in this combined Proxy Statement and Prospectus and the Plan. This exchange (or redemption of Acquired Fund Shares in some cases) will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The Reorganization is anticipated to occur after the close of trading on or about August 1, 2025.

The Closing Date is subject to change. The Acquired Fund will publicly disclose any changes to the Closing Date.

The parties may agree to amend the Plan in writing. If the Acquiring Fund Trust and the Acquired Fund so agree, the Plan may be terminated or abandoned for the Reorganization at any time before the Reorganization.

The Acquiring Fund Trust and the Acquired Fund will make representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Acquired Fund or Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that the Acquiring Fund Trust and the Acquired Fund shall have received a tax opinion from Dechert as described below that the consummation of the Reorganization will not result in the recognition of gain or loss for federal income tax purposes for the Acquired Fund, the Acquiring Fund or their shareholders (other than gain from cash received in lieu of fractional Acquiring Fund Shares or cash received for certain Acquired Fund Shareholders whose investment is liquidated). Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct IRA and exchange your Acquired Fund Shares for R Shares of Morgan Stanley U.S. Government Money Market Trust, or if you do not hold your shares of the Acquired Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have your investment liquidated.

Although MSIM does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Acquired Fund would be notified of the change and the Acquired Fund would continue to operate as a mutual fund. In such circumstances, the Acquired Fund Board will consider such other actions, if any, as it deems necessary or appropriate.

Who will pay the expenses of the Reorganization?

The Acquired Fund will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) and any transaction costs incurred by the Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization.

If the Reorganization is not consummated, MSIM will pay for the full costs associated with the Reorganization.

The costs of the Reorganization include, but are not limited to, preparation and filing of the Registration Statement and printing and distribution of the combined Proxy Statement and Prospectus, legal fees, accounting fees, and securities registration fees. Transaction costs related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be considered costs of the Reorganization for this purpose. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following table sets forth the estimated cost of the Reorganization, the estimated cost associated with the solicitation of proxies for such Reorganization, and who will bear such costs. “Cost of Proxy Solicitation” reflects the estimated fees to be paid to the proxy solicitor and is included in “Cost of Reorganization”.

Cost of Reorganization	Cost of Proxy Solicitation	Party that will Bear Costs
$485,570	$90,000	Acquired Fund

In addition, the Acquired Fund will pay any transaction costs incurred by such Fund related to the disposition and acquisition of assets as part of the Reorganization, if any. The Acquiring Fund will pay any transaction costs incurred by such Fund related to the disposition and acquisition of assets following the Reorganization.

The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Acquired Fund or officers and regular employees of MSIM and its affiliates, without special compensation therefor. In addition, the Acquired Fund may employ EQ Fund Solutions, LLC as the proxy solicitor to provide proxy solicitation services in connection with the Meeting. As proxy solicitor, EQ Fund Solutions, LLC may assist with mailing and transmitting the combined Proxy Statement and Prospectus and related materials, tabulate votes that are received, provide Internet and touchtone voting services and make telephone calls to shareholders to remind them to vote.

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund Shareholders that have their Acquired Fund Shares exchanged for Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an IRA or qualified retirement plan and to the IRA Shareholders whose Acquired Fund Shares are exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust, or shareholders who do not hold their shares of the Acquired Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have their investment liquidated.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganization, Dechert will deliver an opinion (“Tax Opinion”) to the Acquiring Fund Trust and the Acquired Fund to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Fund and Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

●	The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

●	No Fund will recognize any gain or loss as a direct result of the Reorganization;

●	The Acquired Fund Shareholders will not recognize any gain or loss on the exchange of their Acquired Fund Shares for Acquiring Fund Shares, except with respect to cash received, if any;

●	The aggregate tax basis in Acquiring Fund Shares that the Acquired Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Acquired Fund Shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund Shares that the Acquired Fund shareholder receives pursuant to the Reorganization will include the holding period for the Acquired Fund Shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

●	The Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore immediately after the Reorganization; and

●	The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, as to the IRA Shareholders exchanging their Acquired Fund Shares for R Shares of U.S. Government Money Market Trust, and as to the shareholders who do not hold their Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. Different tax considerations apply to IRA Shareholders exchanging their Acquired Fund Shares for R Shares of U.S. Government Money Market Trust. Exchanges within an IRA will generally not result in the current recognition of a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. IRA Shareholders should consult their tax advisors. In addition, shareholders who do not hold their Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date may also experience tax consequences if their investment is liquidated and the cash value of their Acquired Fund Shares is returned to them or if their Acquired Fund Shares are transferred to a different investment option. In some cases, the liquidation of a shareholder's investment and return of cash, or the transfer of a shareholder's investment, may be subject to tax. Shareholders should consult their tax advisors. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund Shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of the Acquired Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover (including sales of securities to fund shareholder redemptions, if any) prior to the Reorganization may be distributed prior to the Reorganization or be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Acquired Fund (which is not the intended or expected plan as of the date of this combined Proxy Statement and Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, such Acquired Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with the Acquiring Fund, the Acquired Fund, if determined to be preferable, may declare a distribution to shareholders prior to Reorganization.

The tax year for the Acquired Fund is October 31. Following the Reorganization, the tax year for the Acquiring Fund will become September 30.

General Limitation on Losses. Assuming the Reorganization qualifies as tax-free reorganizations, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Fund will be available to offset future gains recognized by the Acquiring Fund. Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Reorganization.

Thus, the Reorganization is not expected to result in any limitation on the use by the Acquiring Fund of the Acquired Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund Shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

As of October 31, 2024, the Acquired Fund had available for federal income tax purposes unused short-term and long-term capital losses of $8,486,320 and $8,294,238, respectively, that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Acquired Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2024, the Acquired Fund utilized capital loss carryforwards for U.S. federal income tax purposes of $5,356,499.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Purchase and Sale of Fund Shares

Individual shares of the Acquiring Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.

Recent information, including information about the Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Acquiring Fund’s website at www.eatonvance.com.

Tax Information

The Acquiring Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquiring Fund through a broker-dealer or financial intermediary (such as a bank), the Adviser and/or the Acquiring Fund Distributor may pay the financial intermediary for the sale of Acquiring Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Premium/Discount Information

The Acquiring Fund has not yet commenced operations and, therefore, does not have information about the differences between the Acquiring Fund’s daily market price on the NYSE and its NAV. Information regarding how often the closing trading price of the shares of the Acquiring Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Acquiring Fund, if shorter) will be available at the NYSE.

Continuous Offering Information

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Acquiring Fund Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Acquiring Fund and the Adviser may purchase and resell Acquiring Fund shares pursuant to this combined Proxy Statement and Prospectus.

OTHER SERVICES PROVIDED

Administrator. MSIM, 1585 Broadway, New York, NY 10036, serves as the administrator for the Acquired Fund. In its capacity as administrator, MSIM receives the following annual fee from the Acquired Fund for administration services: 0.08% of the Fund’s average daily net assets.

JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, serves as the administrator for the Acquiring Fund.

Sub-Administrator. Under an agreement between MSIM and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Acquired Fund. For such services, MSIM pays State Street a portion of the administrative fee MSIM receives from the Acquired Fund. MSIM supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers of the Acquired Fund and Acquired Fund Board.

Distributors. Morgan Stanley Distribution, Inc., 1585 Broadway, New York, NY 10036, is the Distributor of the Acquired Fund’s shares.

Foreside Fund Services, LLC with principal offices at 3 Canal Plaza Suite 100, Portland, ME 04101, is the Distributor of the Acquiring Fund’s shares.

Transfer Agents. SS&C GIDS, 80 Lamberton Road, Windsor, CT 06095, serves as the transfer agent for the Acquired Fund. As transfer agent, SS&C GIDS is also responsible for maintaining account records, detailing the ownership of Acquiring Fund Shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Eaton Vance Management is the co-transfer agent with respect to the Acquired Fund. Eaton Vance Management is a registered transfer agent and operates the Acquired Fund’s call center. In connection therewith, Eaton Vance Management performs certain transfer agency services related to processing and relaying purchase and redemption orders to SS&C GIDS, the Acquired Funds' transfer agent. The Acquired Fund will bear the costs associated with Eaton Vance Management’s provision of these transfer agency services.

JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, serves as the transfer agent for the Acquiring Fund.

Custodian. State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, is custodian of the Acquired Fund’s investments.

JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, acts as the custodian of the Acquiring Fund’s investments.

Acquired Fund/Acquiring Fund Trust Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Funds.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm to the Funds.

The Acquired Fund’s audited financial statements for the fiscal year ended October 31, 2024, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are incorporated into the SAI relating to this combined Proxy Statement and Prospectus by reference to the Acquired Fund’s report on Form N-CSR for the fiscal year ended October 31, 2024.

Additional Information

Only one combined Proxy Statement and Prospectus may be delivered to multiple shareholders sharing an address, unless a Fund has received contrary instructions. The Acquired Fund will furnish, upon written or oral request, a separate copy of the combined Proxy Statement and Prospectus to a shareholder at a shared address to which a single combined Proxy Statement and Prospectus was delivered. Requests for a separate combined Proxy Statement and Prospectus, and notifications to a Fund that a shareholder wishes to receive separate copies in the future, should be made in writing to that Fund, 1585 Broadway, New York, New York 10036, or by calling toll-free 1 (800) 869-6397. Multiple shareholders who are sharing an address and currently receive multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free 1 (800) 869-6397.

The Acquired Fund Board knows of no business, other than that set forth in the Notice, to be presented for consideration at the Meeting. However, the combined Proxy Statement and Prospectus confers discretionary authority upon the persons named as proxies on the enclosed proxy card to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Please refer to Appendix E for a discussion regarding the rights of shareholders under the organizational documents of the Acquired Fund and Acquiring Fund Trust and the laws of the state under which each is organized.

FINANCIAL HIGHLIGHTS

The Acquiring Fund is newly created and has no performance history as of the date of this combined Proxy Statement and Prospectus. The Acquiring Fund will adopt the financial history of Class I Shares of the Acquired Fund following the Reorganization.

For the Acquired Fund, the financial highlights are included in the Acquired Fund’s prospectus, which is incorporated by reference herein. The financial highlights for the Acquired Fund have been audited by Ernst & Young LLP, whose report, along with the Acquired Fund’s audited financial statements, are included in the Acquired Fund’s report filed on N-CSR for the fiscal year ended October 31, 2024. The financial highlights are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of that Fund’s operations, as indicated by the table.

The financial highlights are attached as Appendix D to this combined Proxy Statement and Prospectus.

Further information about the Acquired Fund’s performance is contained in the Acquired Fund’s Shareholder Reports and the Acquired Fund’s financial statements. The Acquired Fund will furnish, without charge, a copy of its most recent Shareholder Reports or financial statements and additional information included in the Fund’s report filed on Form N-CSR to any shareholder upon request.

APPENDIX A
Form of AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [ ], 2025, by and between MORGAN STANLEY MORTGAGE SECURITIES TRUST (the “Acquired Fund”), a Massachusetts business trust, and Morgan Stanley ETF Trust (“Acquiring Fund Trust”), a Delaware statutory trust, on behalf of the Eaton Vance Mortgage Opportunities ETF (the “Acquiring Fund”).

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” and the transactions described in this Agreement are intended to be governed by Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (“Reorganization”) will consist of the transfer by Acquired Fund to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for (i) the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and shares of Acquiring Fund (the “Acquiring Fund Shares”); and (ii) after the Closing Date hereinafter referred to (a) Acquiring Fund Shares will be distributed to the shareholders of Acquired Fund (“Acquired Fund Shareholders”) who hold shares of Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash, which will be distributed to such Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by such Cash-Out Shareholders; and (d) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct individual retirement account (“IRA”, and such shareholders, “IRA Shareholders”), the exchange of Acquired Fund Shares for Class R Shares of Morgan Stanley U.S. Government Money Market Trust, equal in value to the aggregate net asset value of such Acquired Fund Shares held by such IRA Shareholders, in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Fund Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Acquiring Fund or the Acquired Fund, has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of any existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Acquired Fund, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act of the Acquiring Fund or the Acquired Fund, has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization and Liquidation of Acquired Fund

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to sell, assign, convey, and otherwise transfer and deliver substantially all of the Acquired Fund Assets, as defined in paragraph 1.2, except for the sum of the values in subparagraphs (a)(i)-(iii) of this paragraph 1.1, to the Acquiring Fund, and Acquiring Fund Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a)	to deliver to Acquired Fund the number of full Acquiring Fund Shares having an aggregate net asset value equal to the value of the Acquired Fund Assets, less:

i.	the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares;

ii.	the value of cash to be distributed to Cash-Out Shareholders, who will not receive a distribution of such Acquiring Fund Shares and in lieu thereof will receive a distribution of cash equal to the aggregate net asset value of their Acquired Fund Shares;

iii.	the value of the Acquired Fund Shares of IRA Shareholders, which will be exchanged for Class R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares; and

iv.	the value of the Acquired Fund’s liabilities assumed by the Acquiring Fund, as of the time and date set forth in paragraph 3.1;

with the number of full Acquiring Fund Shares to be delivered determined by dividing the value of Acquired Fund Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one Acquiring Fund Share (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all stated liabilities of Acquired Fund on the Closing Date, as set forth in paragraph 1.3.

Such transactions will take place at the closing provided for in paragraph 3.1 (“Closing”).

1.2. (a) The “Acquired Fund Assets” consists of all property, including without limitation, all cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund’s books on the Valuation Date (as defined in paragraph 2.1), prepared in accordance with generally accepted U.S. accounting principles (“GAAP”) applied consistently with those of Acquired Fund’s most recent audited financial statements.

(b) On or prior to the Valuation Date, Acquired Fund will provide Acquiring Fund Trust, on behalf of Acquiring Fund, with a list of all of the Acquired Fund Assets to be transferred to Acquiring Fund and a list of the Acquired Fund’s stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. Acquired Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of Acquiring Fund Trust, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to by Acquiring Fund Trust, on behalf of Acquiring Fund. Acquiring Fund Trust, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund’s investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund’s investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund, if requested by Acquiring Fund Trust, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3. Acquired Fund will endeavor to discharge all of Acquired Fund’s liabilities and obligations on or prior to the Valuation Date. Acquiring Fund Trust, on behalf of Acquiring Fund, will assume all stated liabilities of Acquired Fund, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with GAAP applied consistently with those of Acquired Fund’s most recent audited financial statements.

1.4. Reserved.

1.5. On the Closing Date or as soon as practicable thereafter, Acquired Fund will take such actions necessary to complete the liquidation of Acquired Fund. To complete the liquidation, Acquired Fund will (a) distribute or cause to be distributed to the Acquired Fund Shareholders of record (other than Cash-Out Shareholders and IRA Shareholders) as of the Valuation Date, as defined in paragraph 2.1, on a pro rata basis, the Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 with cash distributed in lieu of fractional Acquiring Fund Shares, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, and, with respect to IRA Shareholders, initiate the exchange of Acquired Fund Shares for Class R Shares of Morgan Stanley U.S. Government Money Market Trust, equal in value to the aggregate net asset value of Acquired Fund Shares held by such IRA Shareholders, and (c) completely liquidate. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and the distribution of cash and exchange of shares as contemplated herein. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders will be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date, less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the value of cash to be distributed to Cash-Out Shareholders, who will not receive a distribution of such Acquiring Fund Shares and in lieu thereof will receive a distribution of cash equal to the aggregate net asset value of their Acquired Fund Shares; and (iii) the value of the Acquired Fund Shares of IRA Shareholders whose Acquired Fund Shares are held through a fund direct IRA, which will be exchanged for Class R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares. All issued and outstanding Acquired Fund Shares simultaneously will be canceled on the books of Acquired Fund. Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation of Acquired Fund and distribution of Acquiring Fund Shares, if an Acquired Fund Shareholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquiring Fund Shares being distributed, then such Acquired Fund Shareholder will not receive a distribution of such Acquiring Fund Shares and in lieu thereof will receive a distribution of cash equal to the aggregate net asset value of their Acquired Fund Shares; and (2) Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct IRA will have such shares exchanged for Class R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of such Acquired Fund Shares, unless such Acquired Fund Shareholder provides alternative direction prior to the Reorganization.

As soon as reasonably practicable following the winding up of the Acquired Fund’s affairs, the Acquired Fund will file an application pursuant to Section 8(f) of the 1940 Act to deregister as an investment company and any documents necessary to terminate the Acquired Fund’s existence under state law, thereupon being terminated.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund or its transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund’s then-current Prospectus and Statement of Additional Information, each as may be supplemented.

1.7. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund’s books as of the close of business on the Valuation Date will, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8. Any reporting responsibility of Acquired Fund is and will remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is liquidated and terminated pursuant to paragraph 1.9.

1.9. Acquired Fund will be terminated following the making of all distributions pursuant to paragraph 1.5 as soon as reasonably practical after the Closing Date.

1.10. Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the 1940 Act, the Code, state “blue sky” laws or otherwise in connection with this Agreement will promptly be delivered after the Closing by an officer of Acquired Fund to an officer of the Acquiring Fund Trust, on behalf of Acquiring Fund, or a designee thereof, and officers of Acquiring Fund Trust, on behalf of Acquiring Fund, or their designee will comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2. Valuation

2.1. The value of the Acquired Fund Assets will be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately preceding the Closing Date and after the payment or declaration of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon by the parties hereto (such time and date being hereinafter called the “Valuation Date”), all in accordance with the valuation procedures that have been duly approved for Acquired Fund, as well as Acquired Fund’s then-current Prospectus and Statement of Additional Information, each as may be supplemented, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

2.2. The net asset value of an Acquiring Fund Share will be determined by Acquiring Fund in the manner described in valuation procedures applicable to Acquired Fund as well as Acquired Fund’s then-current Prospectus and Statement of Additional Information, each as may be supplemented.

2.3. The number of Acquiring Fund Shares to be issued hereunder as contemplated in paragraph 1.1 will be determined, by dividing the aggregate net asset value of Acquired Fund Assets to be transferred (determined in accordance with paragraph 2.1) by the net asset value per share of Acquiring Fund (determined in accordance with paragraph 2.2). For the avoidance of doubt, Acquiring Fund will not issue fractional shares.

2.4. All computations of value will be made by State Street Bank and Trust Company (“State Street”) or JPMorgan Chase Bank N.A. (“JPM”), or any acquiring successor thereof, in accordance with its regular practice and the requirements of the 1940 Act. Acquired Fund or Acquiring Fund Trust, on behalf of Acquiring Fund, as the case may be, will cause State Street or JPM (as applicable) to deliver a copy of Acquired Fund’s or Acquiring Fund’s valuation report at the Closing.

3. Closing and Closing Date

3.1. The Closing will take place on the Valuation Date or on the next business day following the Valuation Date or at such time on such earlier or later date as may be mutually agreed upon by the parties hereto (the “Closing Date”). The Closing will be held as of 5:00 p.m. Eastern time on the Closing Date, or at such other time as the parties may agree. The Closing will be held in a location or by such other means as is mutually agreeable to the parties hereto. All acts taking place at the Closing will be deemed to take place simultaneously as of 5:00 p.m. Eastern time on the Closing Date unless otherwise provided.

3.2. Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument will be presented by it or on its behalf to JPM, as custodian for Acquiring Fund, for examination no later than five business days or such other period of time as may be mutually agreed upon by the parties preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) will be delivered by Acquired Fund to JPM for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities will be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) will be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and JPM. The cash delivered will be in the form of a Federal Funds wire, payable to the order of “JP Morgan Chase Bank NA, Custodian for Morgan Stanley ETF Trust.”

3.3. In the event that on the Valuation Date, (a) the New York Stock Exchange will be or is closed to trading or trading thereon will be or is restricted or (b) trading or the reporting of trading on such Exchange or elsewhere will be or is disrupted so that, in the judgment of both Acquiring Fund Trust, on behalf of Acquiring Fund, and Acquired Fund, accurate appraisal of the value of the Acquired Fund Assets is impracticable, the Valuation Date will be postponed until the first business day after the day when trading has been fully resumed without restriction or disruption and reporting has been restored.

3.4. If requested, Acquired Fund will deliver or cause to be delivered to Acquiring Fund Trust, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by an officer of Acquired Fund, of the names, addresses and taxpayer identification numbers of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. If requested, Acquiring Fund Trust, on behalf of Acquiring Fund, will deliver or cause to be delivered to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each party will deliver or cause to be delivered to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

4. Covenants of Acquiring Fund and Acquired Fund

4.1. Except as otherwise expressly provided herein, Acquired Fund and Acquiring Fund Trust, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions of Acquired Fund.

4.2. Acquiring Fund Trust will prepare and file (or has prepared and filed) with the Securities and Exchange Commission (“Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (“1933 Act”), relating to Acquiring Fund Shares to be issued in the Reorganization (as may be supplemented) (“Registration Statement”). Acquired Fund will provide (or has provided) the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. Acquiring Fund Trust, on behalf of Acquiring Fund, and Acquired Fund agree that each of Acquiring Fund and Acquired Fund, respectively, will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3. Acquired Fund will call a meeting of Acquired Fund Shareholders to consider and act upon this Agreement and the actions and transactions described herein and to take all other action necessary to obtain approval of the transactions contemplated herein. Acquired Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with such meeting; provided that Acquiring Fund Trust, on behalf of Acquiring Fund, will furnish Acquired Fund with such information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4. Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

4.5. Subject to the provisions of this Agreement, Acquiring Fund Trust, on behalf of Acquiring Fund, and Acquired Fund covenants that each of Acquiring Fund and Acquired Fund, respectively, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6. Acquired Fund will furnish or cause to be furnished to Acquiring Fund Trust, on behalf of Acquiring Fund, within 30 days after the Closing Date a statement of Acquired Fund’s Assets and liabilities as of the Closing Date, which statement will be certified by Acquired Fund’s Treasurer, on behalf of Acquired Fund, and will be, in accordance with GAAP, applied consistently with those of Acquired Fund’s most recent audited financial statements. As promptly as practicable after the Closing Date, but in any case within 60 days after the Closing Date, Acquired Fund will furnish Acquiring Fund Trust, on behalf of Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by Acquired Fund’s Treasurer, on behalf of Acquired Fund, of Acquired Fund’s earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7. As soon after the Closing Date as is reasonably practicable, Acquired Fund (a) will prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) will pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2 (m)).

4.8. Acquiring Fund Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by state “blue sky” and securities laws as it may deem appropriate in order to continue Acquiring Fund’s operations after the Closing Date.

4.9. The Acquired Fund and the Acquiring Fund Trust, on behalf of Acquiring Fund, will have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraphs 1.1 and 2.3. For the avoidance of doubt, the Acquiring Fund will not issue fractional shares, and cash will be distributed to Acquired Fund Shareholders in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

5. Representations and Warranties

5.1. Acquiring Fund Trust, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

(a) Acquiring Fund is a series of Acquiring Fund Trust, a validly existing Delaware statutory trust with full power to carry on its business as presently conducted;

(b) Acquiring Fund Trust is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are (and with respect to the Acquiring Fund, will be as of the Closing Date) in full force and effect. On the Closing Date, Acquiring Fund Shares will be registered in all jurisdictions in which they are required to be registered under state securities laws and other laws (in each case to the extent applicable), and said registrations, including any periodic reports or supplemental filings, will be complete and current, all fees required to be paid will have been paid, and Acquiring Fund will not be subject to any stop order and will be fully qualified to sell its shares in each state in which its shares will be registered;

(c) Immediately prior to the Closing, there will be no issued and outstanding shares of the Acquiring Fund;

(d) The Prospectus and Statement of Additional Information of Acquiring Fund, each as may be supplemented, conform or will, as of the Closing Date, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not or will not, as of the Closing Date, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Acquiring Fund Trust is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of its Agreement and Declaration of Trust or Bylaws, each as amended, supplemented and/or restated (the “Agreement and Declaration of Trust” and the “Bylaws,” respectively), or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Acquiring Fund Trust’s knowledge, threatened against Acquiring Fund Trust, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, Acquiring Fund Trust’s business or its ability to consummate the transactions herein contemplated;

(g) Acquiring Fund Trust, on behalf of Acquiring Fund, (i) will take necessary steps to ensure it is treated as an association taxable as a corporation for U.S. federal income tax purposes, (ii) will elect to be taxed as a “regulated investment company” (as such term is defined in Section 851(a) of the Code), intends to qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, (iv) holds and has held no property other than a de minimis amount of assets as necessary to complete the transactions contemplated by this Agreement, and has never had tax attributes and (v) will be treated as a separate corporation for purposes of Section 851(g)(1) of the Code and otherwise for federal income tax purposes for the taxable year that includes the Closing Date. Immediately following the liquidation of Acquired Fund as contemplated herein, 100% of the issued and outstanding Acquiring Fund Shares will be held by the former holders of Acquired Fund Shares after accounting for subparagraphs (a)(i)-(iii) of paragraph 1.1;

(h) Reserved.

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund’s performance of this Agreement;

(j) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized for issuance and, when so issued and delivered, will be validly issued, and, subject to the qualifications set forth in the Acquiring Fund Trust’s Agreement and Declaration of Trust, will be fully paid and non-assessable beneficial interests in the Acquiring Fund;

(k) Reserved;

(l) Acquiring Fund was newly formed for the purpose of consummating the Reorganization. As of immediately prior to the Closing, the Acquiring Fund has not held any assets or engaged in any activity or business, other than such as necessary for its organization and to consummate the Reorganization. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(m) The information furnished or to be furnished by Acquiring Fund Trust, on behalf of Acquiring Fund, for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(n) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2. Acquired Fund represents and warrants to Acquiring Fund, as follows:

(a) Acquired Fund is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Acquired Fund is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus of Acquired Fund and Statement of Additional Information of Acquired Fund, each as may be supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Acquired Fund is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of its Declaration of Trust or By-Laws, each as amended, supplemented and/or restated (the “Declaration of Trust” and the “By-Laws” respectively), or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund’s financial condition as of such date, and its results of such operations, changes in its net assets and financial highlights for such period in accordance with GAAP, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

(h) Since October 31, 2024, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities or other assets held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(i) Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(j) All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, validly issued and purchasers of the Acquired Fund Shares will not have any obligation to make payments to the Acquired Fund or its creditors (other than the purchase price for the Acquired Fund Shares) or make contributions to the Acquired Fund or its creditors solely by reason of the purchaser’s ownership of the Acquired Fund Share. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of Acquired Fund Shareholders submitted to Acquiring Fund pursuant to paragraph 3.4;

(k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Acquired Fund and, subject to the approval of Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund’s performance of this Agreement;

(l) All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date have been or will be filed and are or will be correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been or will be paid or provision has been or will be made for the payment thereof, and to the best of Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(m) For each taxable year since its inception (including, with respect to the taxable year that includes the Closing Date, the portion of such taxable year up to the Closing Date), Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a “regulated investment company,” and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, Acquired Fund has declared and distributed as of the Closing Date substantially all amounts required to have been declared and distributed by such Closing Date of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code);

(n) At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Acquiring Fund Trust, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any transfer restrictions as might arise under the 1933 Act (provided, however, that certain Acquired Fund Assets may be pledged or segregated against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments, in accordance with the terms of such contracts or applicable interpretations of the Commission staff);

(o) On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund Shareholders and on the Closing Date, the Proxy Materials (exclusive of information relating to Acquiring Fund contained therein) did or will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby will be accurate and complete and will comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(p) Reserved;

(q) Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(r) Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. Conditions Precedent to Obligations of Acquired Fund

The obligations of Acquired Fund to consummate the transactions provided for herein will be subject, at its election, to the performance by Acquiring Fund Trust, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1. All representations and warranties of Acquiring Fund Trust made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. Acquiring Fund Trust, on behalf of Acquiring Fund, will have delivered to Acquired Fund a certificate of Acquiring Fund Trust’s President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquiring Fund Trust, on behalf of Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund reasonably requests;

6.3. Acquired Fund will have received at the Closing a favorable opinion (based on certain facts, assumptions and representations) from the law firm of Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, substantially to the effect that:

(a) Acquiring Fund Trust is a validly existing Delaware statutory trust and has the corporate power to own all of its properties and assets and to conduct business as described in its Agreement and Declaration of Trust (Delaware counsel may be relied upon in delivering such opinion); (b) Acquiring Fund Trust is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust, on behalf of Acquiring Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) the issuance of the Acquiring Fund Shares in connection with the Reorganization has been duly authorized by all necessary corporate action on the part of Acquiring Fund Trust, and when such Acquiring Fund Shares are issued and delivered by Acquiring Fund Trust as contemplated by the Registration Statement and this Agreement against payment of the consideration therein described, such Acquiring Fund Shares will be validly issued and, subject to the qualifications set forth in the Acquiring Fund Trust’s Agreement and Declaration of Trust, fully paid and non-assessable beneficial interests of the Acquiring Fund, and the issuance of the Acquiring Fund Shares by Acquiring Fund Trust will not be subject to any preemptive or similar rights arising under Acquiring Fund Trust’s Agreement and Declaration of Trust or Bylaws or under the Delaware Statutory Trust Act (Delaware counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Acquiring Fund Trust’s Agreement and Declaration of Trust or Bylaws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4. As of the Closing Date, there will have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees from those described in the Registration Statement.

7. Conditions Precedent to Obligations of Acquiring Fund

The obligations of Acquiring Fund Trust, on behalf of Acquiring Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Acquired Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. Acquired Fund will have delivered to Acquiring Fund Trust, on behalf of Acquiring Fund, at the Closing a certificate of Acquired Fund’s President and Treasurer, in a form reasonably satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquiring Fund Trust, on behalf of Acquiring Fund, reasonably requests;

7.3. Acquired Fund will have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund’s portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by Acquired Fund’s Treasurer, on behalf of Acquired Fund;

7.4. Acquiring Fund Trust, on behalf of Acquiring Fund, will have received at the Closing a favorable opinion (based on certain facts, assumptions and representations) from the law firm of Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date substantially to the effect that:

(a) Acquired Fund is a validly existing Massachusetts business trust and has the corporate power to own all of its properties and assets and to conduct business as described in its Declaration of Trust; (b) Acquired Fund is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund Trust, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Acquired Fund’s Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5. On the Closing Date, the Acquired Fund Assets will include no assets that Acquiring Fund, by reason of limitations of Acquiring Fund Trust’s Agreement and Declaration of Trust, or otherwise, may not properly acquire.

8. Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of Acquired Fund, and Acquiring Fund Trust, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1. The Reorganization contemplated herein has been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of Acquired Fund’s Declaration of Trust and the 1940 Act, and certified copies of the resolutions or minutes evidencing such approval have been delivered to Acquiring Fund;

8.2. On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state “blue sky” and securities authorities, including “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4. The Registration Statement will have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof will have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. Reserved; and

8.6. The parties will have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Acquired Fund and Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

(c) No gain or loss will be recognized by Acquired Fund upon the transfer of the Acquired Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(e) The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(f) The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(g) The tax basis of the Acquired Fund Assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund immediately prior to the Reorganization; and

(h) The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

For avoidance of doubt, Acquired Fund Shareholders for this purpose refers to shareholders of Acquired Fund who hold shares of Acquired Fund through a brokerage account that can accept Acquiring Fund Shares and does not include Cash-Out Shareholders and IRA Shareholders.

Notwithstanding anything herein to the contrary, neither Acquiring Fund Trust, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9. Fees and Expenses

The Acquired Fund will bear all expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses.

10. Entire Agreement; Survival of Warranties

10.1. This Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund, hereunder will not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11. Termination

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by the mutual written consent of Acquired Fund, and Acquiring Fund Trust, on behalf of Acquiring Fund;

(b) by either Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if the Closing has not occurred on or before one year from the effective date of the Registration Statement; or

(c) by either Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party fails to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund Shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2. (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of any of Acquiring Fund Trust, Acquiring Fund or Acquired Fund, or the trustees or officers of Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, to any other party or its directors, trustees or officers.

(b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of any of Acquiring Fund Trust, Acquiring Fund or Acquired Fund, or the trustees or officers of either of Acquiring Fund Trust, on behalf of Acquiring Fund, or Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto.

13. Miscellaneous

13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

13.4. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder will be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or will be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5. The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent or employee of Acquiring Fund, or trustee or officer of Acquiring Fund Trust, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Acquiring Fund Trust, acting on behalf of Acquiring Fund, and signed by an authorized officer of Acquiring Fund Trust, acting on behalf of Acquiring Fund, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6. The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent or employee of Acquired Fund, or trustee or officer of Acquired Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Acquired Fund, and signed by an authorized officer of Acquired Fund, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first set forth above.

MORGAN STANLEY ETF TRUST,
on behalf of Acquiring Fund

By:
Name:
Title:

MORGAN STANLEY MORTGAGE SECURIITES TRUST

By:
Name:
Title:

APPENDIX B
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S
INVESTMENT STRATEGIES AND RELATED RISKS

The principal investment strategies of the Acquired Fund and the Acquiring Fund are identical.

Additional Information About the Acquiring Fund’s Investment Strategies

Approach

The Fund will normally invest at least 80% of its assets in mortgage-related securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, CMOs, SMBS, CMBS and inverse floaters. The mortgage-backed securities in which the Fund invests may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. The Fund may also invest in high yield securities (commonly referred to as “junk bonds”). The Fund is not limited as to the maturities or types of mortgage-backed securities in which it may invest. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund is actively managed, not designed to track a benchmark, and therefore not constrained by the composition of a benchmark.

Process

In making investment decisions, the Adviser considers economic developments, interest rate levels and other factors. To identify attractive sectors and securities, the Adviser employs both top-down and bottom-up analyses. In addition, the Adviser combines quantitative and fundamental methodologies to limit the Fund’s investment universe from which potential investments are then selected. In a securitized strategy, such as the strategy employed by the Fund, a majority of the Adviser’s investment process is security selection related.

When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.

The Fund may invest up to 50% of its net assets in high yield securities. High yield securities are fixed-income securities rated by one or more rating agencies below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch, or the equivalent by another NRSRO, or if unrated, considered by the Adviser to be of equivalent quality.

One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security, which represents a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by Mortgage Assets. CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity or final distribution date. Certain classes will have more predictable cash flows than others. The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage-backed securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”).

The Fund also may invest in other U.S. government securities, including, but not limited to, U.S. Treasury bills, notes and bonds, securities (including mortgage-backed securities) issued by agencies or instrumentalities of the U.S. Government which may or may not be backed by the full faith and credit of the United States, and securities issued by agencies or instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

The Fund may also invest in asset-backed securities and restricted and illiquid securities.

In addition, the Fund may invest up to 20% of its net assets in foreign securities, including U.S. dollar-denominated securities issued in the U.S. capital markets by foreign issuers, some of which are commonly known as “Yankee Bonds” and non-U.S. dollar-denominated securities, including Eurobonds.

The Fund may also invest in debt instruments and loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade.

The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

In addition to the securities described above, the Fund may also invest in municipal securities.

The Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument the value of which is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other similar instruments and techniques. The Fund may use foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

For purposes of policies adopted in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

***

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security.

However, the Fund may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies at any time without shareholder approval; however, you would be notified of any changes as required by applicable law.

Comparison of the Funds’ Principal Risks

The principal risks associated with an investment in the Acquired Fund and the Acquiring Fund are the same, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure, which are as follows (more details about each risk are provided below): Authorized Participant Concentration Risk, Cash Transactions Risk, and Trading Risk.

There is no assurance that a Fund will achieve its investment objective, and you can lose money investing in such Fund. Shares of a Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Description of Principal Risks of the Acquiring Fund:

There is no assurance that the Acquiring Fund will achieve its investment objective, and you can lose money investing in the Acquiring Fund. Investments in the Acquiring Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Acquiring Fund. The principal risks of investing in the Acquiring Fund include:

Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. In such instances, the value of the Fund could decline and the Fund could lose money. If an issuer’s, guarantor’s or counterparty’s financial condition worsens, the credit quality of the issuer, guarantor or counterparty may deteriorate. Credit ratings may not be an accurate assessment of financial condition, liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market’s perception of the creditworthiness of an instrument or issuer, guarantor or counterparty can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed-income securities generally decreases. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Fluctuations in interest rates may also affect the liquidity of and income generated by fixed-income instruments held by the Fund. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. Changing interest rates may have unpredictable effects on the markets and may detract from Fund performance. A changing interest rate environment increases certain risks, including the potential for periods of market volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Mortgage-Backed Securities. Because the Fund concentrates its investments in the mortgage-backed securities industry, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such industry. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value (“NAV”) per share. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. The Fund may invest in non-agency mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. The Fund may invest a substantial portion of its assets in non-agency mortgage-backed securities rated below investment grade, which are commonly known as “junk bonds” or “high yield/high-risk securities.” The Fund’s investments in high-yield securities pose significant risks. In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities. In addition, commercial mortgage-backed securities are also subject to risks associated with reduced demand for commercial and office space, tightening lending standards and increased interest and lending rates, and other developments adverse to the commercial real estate market.

Collateralized Mortgage Obligations. CMOs are comprised of various tranches, the expected cash flows of which have varying degrees of predictability as compared with the underlying mortgage loans or mortgage pass-through entities. The less predictable the cash flow, the higher the yield and the greater the risk. In addition to the risks generally associated with mortgage-backed securities, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss. Like other mortgage-backed securities, some CMOs are subject to credit risk. The Fund invests in both agency and non-agency CMOs. Many agency CMOs do not have credit risk as they are government guaranteed.

Stripped Mortgage-Backed Securities. In addition to the risks generally associated with mortgage-backed securities, investments in each class of SMBS are extremely sensitive to changes in interest rates. The interest-only or “IO” class tends to decrease in value substantially if interest rates decline and prepayment rates become more rapid. The principal-only or “PO” class tends to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Additionally, some SMBS entail credit risk. The Fund invests in both Agency and Non-Agency bonds. Many Agency bonds do not have credit risk as they are government guaranteed.

Commercial Mortgage-Backed Securities. CMBS are subject to risks similar to those associated with mortgage-backed securities, including credit risk and prepayment risk. The values of, and income generated by, CMBS may also be adversely affected by, among other things, changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses.

When-Issued Securities, Delayed Delivery Securities, TBAs and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued, delayed delivery or through a forward commitment basis. For example, the Fund may invest in TBAs, which settle on a delayed delivery basis. These investments may result in a form of leverage and may increase volatility in the Fund’s share price. In a TBA transaction, the seller agrees to deliver the MBS for an agreed upon price on an agreed upon future date, but makes no guarantee as to which or how many securities are to be delivered. Accordingly, the Fund’s investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery. The Fund’s purchase of other securities on a when-issued, delayed delivery or through a forward commitment basis are subject to similar risks. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not benefit if the value of the security appreciates above the sale price during the commitment period and the Fund is subject to failure of the counterparty to pay for the securities.

Inverse Floaters. Inverse floating rate obligations are obligations that pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, reduced participation in the repurchase agreement market by the Federal Reserve Bank of New York may affect the Fund’s investment strategies, operations and/or return potential. U.S. government securities are also subject to interest rate risks and can exhibit price fluctuations resulting from increases or decreases in interest rates.

Asset-Backed Securities. Asset-backed securities are subject to credit (such as a borrower’s default on its mortgage obligation and the default or failure of a guarantee underlying the asset-backed security), interest rate and certain additional risks, including the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.

Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to increased risks, including a substantial degree of credit and default risks. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly leveraged or indebted than other companies, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. High yield securities are subject to greater risk of loss (including substantial or total loss) of income and principal than higher rated securities and are considered speculative because of increased credit risk relative to higher rated fixed income investments. High yield securities are also subject to greater price volatility, including sudden and substantial decreases in price, and less liquidity than higher rated securities. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

Foreign Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent the Fund seeks to hedge its foreign currency exposure by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risks associated with derivatives and the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities (in the sanctioned country and other markets), negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.

Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments,adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

Portfolio Turnover. Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs.

Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

ETF Structure Risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV per share and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

Please see “Additional Information About Fund Investment Strategies and Related Risks” below for a more detailed description of risks of investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Additional Information About the Acquiring Fund’s Investment Strategies and Related Risks:

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and yield will fluctuate with changes in the market value and/or yield of the Fund’s portfolio securities. Neither the value nor the yield of the U.S. government securities in which the Fund invests (or the value or yield of the Fund’s shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Economies and financial markets worldwide have experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions exist or continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.

The Fund may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, the Fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the Fund otherwise would not seek to do so. Such transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the Fund redeems Creation Units for cash, or otherwise cause the Fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management.

This section discusses additional information relating to the Acquiring Fund’s risks. The Acquiring Fund’s risks, including risks in addition to those summarized below, are also described in more detail in the SAI, which is incorporated by reference and legally is a part of this combined Proxy Statement and Prospectus.

Fixed-Income Securities

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

Fixed income and other debt instruments, including mortgage- and other asset-backed securities, are subject to prepayment risk, which is the risk that the principal of such obligation is paid earlier than expected, such as in the case of refinancing. This risk is increased during periods of declining interest rates and prepayments may reduce the Fund’s yield or income as a result of reinvesting the income or other proceeds in lower yielding securities or instruments. These investments are also subject to extension risk, which is the risk that the principal of such obligation is paid slower or later than expected. This may negatively affect Fund returns, as the value of the investment decreases when principal payments are made later than expected. This risk is elevated during periods of increasing interest rates. In addition, because principal payments are made later than expected, the investment’s duration may extend (and result in increased interest rate risk) and the Fund may be prevented from investing proceeds it would otherwise have received at the higher prevailing interest rates. Prepayments and extensions may result in a security or debt instrument offering less potential for gains during periods of declining interest rates or rising interest rates, respectively.

Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed-income securities may be rated below investment grade. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Zero Coupons. Zero coupons are fixed-income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or “phantom income” during the life of the obligation. The Fund may have to distribute such phantom income to avoid taxes at the Fund level, although it has not received any cash payment.

Zero coupons are sold at a discount from their face value. The difference between a zero coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund intends to pass along such interest as a component of the Fund’s distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

Credit and Interest Rate Risk

Fixed-income securities, such as bonds, generally are subject to two primary types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. The risk of defaults across issuers, guarantors and/or counterparties increases in adverse market and economic conditions, and the degree of credit risk depends on the financial condition of the issuer, guarantor or counterparty and terms of the obligation. Credit ratings may not be an accurate assessment of financial condition, volatility, liquidity or credit risk, as the ratings do not evaluate market risks or necessarily reflect the issuer’s, guarantor’s or counterparty’s current financial condition or the volatility or liquidity of the security. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market’s perception of the creditworthiness of an instrument or issuer, guarantor or counterparty, can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. In addition, under certain conditions, there may be an increasing amount of issuers that are unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. The Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer’s securities.

Interest rate risk refers to fluctuations (such as a decline) in the value of a fixed-income security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed-income securities generally decreases. Duration measures the time-weighted expected cash flows of a fixed-income security. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Thus, the Fund’s susceptibility to interest rate risk will increase to the extent it has a longer average portfolio duration. The proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate or on other less advantageous terms during a declining interest rate environment. In a rising interest rate environment, the duration of fixed-income securities may be extended, thus potentially reducing income and increasing interest rate risk. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates, which may occur at any time based on a range of factors and may be sudden, frequent and significant. For example, during periods when interest rates are low, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns, minimize the volatility of the Fund’s net asset value (“NAV”) or pay Fund expenses out of current income. Monetary policies, and market interest rates, are subject to change at any time and potentially frequently based on a variety of market and economic conditions. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates, or the timing, frequency or magnitude of such changes. The impact on fixed income and other debt instruments and market conditions from interest rate changes, regardless of the cause, could be significant and could adversely affect the Fund and its investments.

Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and changing interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

Mortgage-Backed Securities

Because the Fund concentrates its investments in the mortgage-backed securities industry, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such industry. Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans (i.e., when a borrower pays back the principal of a debt obligation earlier than expected). As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

The Fund may invest in mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality.

Certain of these mortgage-backed securities purchased by the Fund, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage-backed securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage-backed securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Fund invests in mortgage-backed securities issued by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of intent. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage-backed securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.

Non-agency mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans or to sell. Non-agency mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities (“CMBS”) reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

The risks associated with mortgage-backed securities are elevated in distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the mortgage-backed securities in which the Fund may invest. Mortgage loans backing non-agency mortgage-backed securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgage-backed securities that the Fund may invest in as described above). Adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund, to the extent it invests in mortgage-backed securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-backed securities and other asset-backed securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for mortgage-backed securities and other asset-backed securities (including the mortgage-backed securities and other asset-backed securities in which the Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for mortgage-backed and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-backed or asset-backed securities that are owned by the Fund may experience declines after they are purchased by the Fund.

The Fund may invest a substantial portion of its assets in non-agency mortgage-backed securities rated below investment grade which are commonly known as “junk bonds” or “high yield/high risk securities.” High yield securities are fixed-income securities rated by one or more ratings agencies below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch, or the equivalent by another NRSRO, or if unrated, considered by the Adviser to be of equivalent quality. The Fund’s investments in high yield securities pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment relative to other tranches. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage-backed securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that the Fund could lose all or substantially all of its investment.

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk, among other risks. The values of, and income generated by, CMBS may be adversely affected by, among other things, changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing or similar developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

When-Issued Securities, Delayed Delivery Securities, TBAs and Forward Commitments

The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including a TBA (to be announced) basis). These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. For example, the Fund may invest in TBAs, which settle on a delayed delivery basis. In a TBA transaction, the seller agrees to deliver the MBS for an agreed upon price on an agreed upon future date, but makes no guarantee as to which or how many securities are to be delivered. Accordingly, the Fund’s investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged and may increase the impact that gains (losses) have on the Fund. Further, TBAs may increase the Fund’s portfolio turnover rate. FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

The Fund’s purchase of other securities on a when-issued, delayed delivery or through a forward commitment basis are subject to similar risks, including counterparty risk and that the value of securities in these transactions on the delivery date may be less than the price paid by the Fund to purchase the securities. In addition, there can be no assurance that a security purchased on a when-issued basis will be issued. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not benefit if the value of the security appreciates above the sale price during the commitment period and the Fund is subject to failure of the counterparty to pay for the securities.

Inverse Floaters

Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions (i.e., increase the risk that the Fund will not be able to pay redemption proceeds within the allowable time period). In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market, or with respect to one company, may adversely impact other companies and other issuers, including those in a different country, region, sector, industry or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in inflation rates or expected inflation rates may adversely affect market and economic conditions, an issuer’s financial condition, the Fund’s investments and an investment in the Fund. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on economies, financial markets, issuers and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.

Government and other public debt, including municipal obligations, can be adversely affected by changes in local and global economic conditions, including those that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments.

Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, particularly when such responses are unprecedented, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.

Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing political, social, financial and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions (including monetary and/or fiscal actions intended to stimulate or stabilize the global economy) that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. Monetary and/or fiscal actions taken by U.S. or foreign governments may not be effective and could lead to increased market volatility. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

ESG Investment Risk

To the extent that the investment adviser considers environmental, social and/or governance (“ESG”) issues as a component in its investment decision-making process, the Fund’s performance may be impacted. Additionally, the investment adviser’s consideration of ESG issues in its investment decision-making process may require subjective analysis and the ability of the investment adviser to consider ESG issues may be difficult if data about a particular issuer (or obligor) is limited. The investment adviser’s consideration of ESG issues may contribute to the investment adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the investment adviser’s assessment of such may change over time.

U.S. Government Securities

The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government and may differ in their interest rates, maturities and times of issuance. In addition, the Fund may purchase securities issued or guaranteed by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. Securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. government generally provide a lower current return than obligations of other issuers. Also, the Fund may purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. Further, the Fund may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. With respect to U.S. government securities not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law, and therefore these U.S. government securities involve greater credit risk than U.S. government securities backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation. In addition, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on U.S. government securities and may cause the credit rating of the U.S. government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities. U.S. government securities generally have a lower return than other obligations.

Asset-Backed Securities

Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments (i.e., when a borrower pays back the principal of a debt obligation earlier than expected). Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

To the extent the Fund invests in asset-backed securities issued by non-governmental issuers, such as commercial banks, savings and loan institutions, and other secondary market issuers, the Fund will be exposed to additional risks because, among other things, there are no direct or indirect government or agency guarantees of payments in the pools underlying the securities. Privately-issued asset-backed securities may be less readily marketable, subject to heightened credit risk and the market for such securities is typically smaller and less liquid than other asset-backed securities.

Liquidity

The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to, among other developments, overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can also be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

High Yield Securities

Fixed-income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities generally offer a higher yield than higher rated securities (including those of a similar maturity), but they carry a greater degree of risk, including substantial credit and default risks. High yield securities are subject to greater risk of loss (including substantial or total loss) of income and principal than higher rated securities and are considered speculative by the major credit rating agencies because of increased credit risk relative to higher rated fixed income investments. High yield securities are also subject to other increased risks, including greater sensitivity to real or perceived economic changes, increased price volatility, valuation difficulties, lack of a regular trading market and greater potential illiquidity. High yield securities are particularly susceptible to default risk during periods of adverse market, industry or economic conditions or issuer-specific developments and a high yield security may lose significant value before a default occurs. In the event of a default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

In addition, the Fund’s investments in high yield securities are subject to the risk of subordination to other creditors. Accordingly, in the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of these securities, leaving few or no assets available to repay high yield securities holders, such as the Fund. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly leveraged or indebted than other companies or are financially distressed. This means that they typically have more difficulty making scheduled payments of principal and interest and a higher risk of non-payment. An issuer’s ability to pay its debt obligations may also be reduced by financial stress, specific issuer developments or the unavailability of additional financing. Changes in the value of high yield securities are typically influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

In addition, high yield securities are subject to increased call risk, also known as prepayment risk, which is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment (including any premiums paid) or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file or provide less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield securities held by the Fund.

Foreign Securities

Investing in foreign securities (including depositary receipts) involves certain special and heightened risks, which are not typically associated with investments in the securities of U.S. issuers, that can increase the chances that the Fund will lose money. Foreign issuers generally are subject to different corporate governance, accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid, experience greater price movements, and may be subject to foreign withholding taxes and/or other taxes, which decreases the yield and/or return of these securities. The Fund may experience losses if the Fund’s claim to recover foreign withholding taxes is not successful. In addition, the prices of foreign securities may be susceptible to influence by large traders due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive or confiscatory taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investments. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. Securities registration, custody, and settlement may be subject to delays and legal and administrative uncertainties. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and experience other adverse consequences. In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States. In addition, in certain markets the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may also limit the Fund’s ability to buy and sell securities during certain periods.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, tariffs, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, which could result in losses to the Fund and increased transaction costs, impair the Fund’s ability to purchase or sell foreign securities (or force the Fund to sell foreign securities) or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. The Fund’s investments in foreign securities are subject to trade laws of and potential economic sanctions by the United States and other jurisdictions. These laws and related governmental actions, including counter-sanctions and other retaliatory measures, can, from time to time, prevent or prohibit the Fund from investing in certain foreign securities. In addition, economic sanctions could prohibit the Fund from transacting with particular countries, organizations, companies, entities and/or individuals by banning them from global payment systems that facilitate cross-border payments, restricting their ability to settle securities transactions, and freezing their assets. The imposition of sanctions and other similar measures also could, among other things, cause a decline in the value of securities issued by the sanctioned country or companies located in, or economically linked to, the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in, or economically linked to, the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. In addition, economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.

Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund’s performance. In addition, trade disputes and changes in tariffs may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to predict.

In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities would likely decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

Sovereign Debt Obligations

The Fund may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries has at times increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Emerging Market Securities

The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Such emerging market countries could also subject the Fund to greater risk associated with the custody of its securities than developed markets, which may adversely affect the Fund. In addition, the Fund’s investments (including the companies in which the Fund may invest) in emerging market or developing countries may be subject to expropriation, nationalization and confiscation of assets and property. Furthermore, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Depositary Receipts

A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Foreign Currency Forward Exchange Contracts

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition,the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Derivatives

The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges or swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing of certain standardized swap transactions. Swaps subject to mandatory central clearing must be traded on an exchange or swap execution facility unless no exchange or swap execution facility “makes the swap available to trade.” The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Loans

Loans may be primary, direct investments or investments in loan assignments or participation interests. A loan assignment represents a portion or the entirety of a loan and a portion or the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund would generally assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity. Most loans are rated below investment grade or, if unrated, are of similar credit quality. Certain loans are illiquid, meaning the Fund may be unable to sell them at an advantageous time or price. Illiquid securities are also difficult to value.

Loan investments may be made at par or at a discount or premium to par. The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind. In connection with transactions in loans, the Fund may be subject to facility or other fees. Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated. During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the collateral will be available and liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Certain loans (“senior loans”) hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Junior loans may be secured or unsecured subordinated loans, second lien loans and subordinated bridge loans, and typically carry greater risks. For example, second lien loans are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities and a company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Floating-rate loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Floating-rate loans held by the Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower. A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan. Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan. Loans also known as “covenant lite” loans may contain fewer covenants that restrict activities of the borrower or that might enable the Fund to, among other things, proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, “covenant lite” loans may provide the borrower with more flexibility to take actions that may otherwise be limited or prohibited under similar loan obligations that are not covenant lite or that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants than its holdings of loans or securities with more traditional financial covenants. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a “covenant lite” loan or obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies. Many loans and similar debt obligations may not feature traditional financial maintenance covenants.

Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and generally involve greater and additional risks. In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights. Bankruptcy laws in foreign jurisdictions, including emerging markets, may differ significantly from U.S. bankruptcy law and the Fund’s rights with respect to a loan governed by the laws of a foreign jurisdiction may be more limited.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”). In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Although the overall size and number of participants in the market for many loans has grown over the past decade, such loans continue to trade in a private, unregulated inter-dealer or inter-bank secondary market and the amount of available public information about loans may be less extensive than that available for registered or exchange listed securities. Liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed-income instruments or equity securities. With limited exceptions, the Adviser will seek to take steps intended to ensure that it does not receive material nonpublic information about the issuers of loans that also issue publicly traded securities. Therefore, the Adviser may have less information than other investors about certain of the loans in which it seeks to invest. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Fund’s ability to buy or sell loans, (ii) negatively impact the transaction price, (iii) impact the counterparty and/or credit risks borne by the Fund, (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans, (v) expose the Fund to adverse tax or regulatory consequences and/or (vi) result in delayed settlement of loan transactions. It may take longer than seven days for a transaction in loans to settle, which may impact the Fund’s process and ability to meet redemptions. This is partly due to the nature or manner in which loans trade and the contractual restrictions noted above, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption or other obligations for a period after the sale of the loans and, as a result, the Fund may have to hold additional cash, sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations.

Assignments of loans through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement. In the event the borrower defaults, the Fund may not directly benefit from the collateral supporting the loan (if any) in which it has purchased the participation interest. As a result, the Fund would generally assume the credit risk of both the borrower and the financial institution issuing the participation interest, subjecting the Fund to additional credit risk (including the creditworthiness of the agent lender), and the Fund may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value the loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

In addition to the risks generally associated with debt instruments, such as credit, market, interest rate and liquidity risks, loans are also subject to the risk that the value of any collateral securing a loan may decline, be unavailable or insufficient to meet the obligations of the borrower or be difficult to liquidate. The specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. The Fund’s access to collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating-rate loan may not be fully collateralized and can decline significantly in value. Additionally, collateral on loan instruments may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the investment.

Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate a loan to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of a loan including, in certain circumstances, invalidating a loan or causing interest previously paid to be refunded to the borrower. Any such actions by a court could negatively affect the Fund’s performance. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.

Investing in loans involves the risk of default in the payment of interest or principal by the borrower or other party obligated to repay the loan, which would result in a reduction of income to the Fund or in other losses and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower. Fixed rate loans are also subject to the risk that their value will decline in a rising interest rate environment. This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.

Loans that are rated below investment grade are also subject to the risks of other below investment grade securities. Because loans in which the Fund may invest could rank lower in priority of payment to senior loans, they present greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These loans may also exhibit greater price volatility as well.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities laws protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Municipals

Municipal securities (also referred to as municipal obligations) include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, such as local or regional governments. The income on municipal securities is generally exempt from federal income tax at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. However, the Fund may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and municipal securities on which the interest payments are taxable. These securities typically are “general obligation” or “revenue” bonds, notes or commercial paper, including participations in lease obligations and installment purchase contracts of municipalities. General obligation bonds are secured by the issuer’s full faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. These types of bonds involve the risk that the tax or other revenues so derived will not be sufficient to meet interest and or principal payment obligations. These obligations may have fixed, variable or floating rates.

Because the Fund may invest in municipal securities, the Fund may be affected significantly by the economic, regulatory, legislative, tax or political developments affecting the ability of issuers of municipal securities to pay interest or repay principal. The risks of municipal securities generally depend on the financial and credit status of the issuer and may rely on a specific stream of revenue associated with a project or other revenue source. Thus, adverse developments related to a municipality’s ability to raise revenue, including through its taxing authority, or the failure of specific revenues to materialize would negatively impact such investments. Changes in the financial health of an issuer of municipal securities may make it difficult for the issuer to make interest and principal payments when due. Some municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. In addition, adverse legislative, tax, regulatory, demographic or political changes may negatively impact the Fund’s investments in municipal securities. These events could decrease the Fund’s income and/or adversely affect the Fund’s performance and investments. Municipal securities also involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest, and the value of municipal securities may be affected by the rights of municipal security holders.

Municipal securities may be more susceptible to downgrades, defaults or loss of tax or other revenue during recessions or similar periods of economic stress. Factors contributing to the financial stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. These factors, which may also impact other municipal obligations, include, among others, changing demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods. In addition, because some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund associated with investments in such municipal securities could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

For example, recent public health emergencies have significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of the Fund’s investments in municipal securities (or the income generated by such investments). In particular, responses by municipalities to recent public health emergencies have caused disruptions in business activities. These and other effects of recent public health emergencies, such as increased unemployment levels, have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is an increased budgetary and financial pressure on municipalities and other issuers of municipal securities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund’s investments. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, the Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal securities are subject to, among other risks, credit and interest rate risk and market and geopolitical risk.

Because many municipal securities are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors, similar projects or particular states or geographic regions may particularly affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Moreover, as a result of various economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal obligations and, in turn, increased budgetary and financial pressure on municipalities and other issuers of municipal obligations, which could adversely impact the risks associated with municipal obligations of such issuer. As a result, the Fund’s investments in municipal obligations may be subject to heightened risks relating to the occurrence of such developments.

Some municipal securities are subject to the risk that the U.S. Internal Revenue Service (“IRS”) may determine that an issuer has not complied with applicable tax requirements (or the occurrence of other adverse tax developments) and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security. In addition, interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from the federal alternative minimum tax. Municipal securities may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities, and the investment performance of the Fund investing in municipal securities may therefore be more dependent on the analytical abilities of the Adviser than if the Fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal securities it holds at attractive prices or value municipal securities. In addition, the demand for municipal securities is strongly influenced by the value of tax-exempt income to investors and lower income tax rates could reduce the advantage of owning municipal securities, which may also adversely affect the value and liquidity of municipal securities.

Large Shareholder Transactions Risk

The Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. In addition, a third party investor, the Adviser, or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also result in gains for the Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the New York Stock Exchange (“NYSE”) and may, therefore, have a material upward or downward effect on the market price of the shares.

ETF Structure Risks

Authorized Participant Concentration Risk

Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk

Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. To the extent the Fund effects its redemptions in-kind, the in-kind redemption mechanism generally will not lead to a tax event for the Fund or its non-redeeming shareholders. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Trading Risk

Shares are listed for trading on the NYSE and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. During such periods, you may incur significant losses if you sell your shares.

Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

Trading in shares on the NYSE may be halted due to market conditions or for reasons that, in the view of the NYSE, make trading in shares inadvisable. In addition, trading in shares on the NYSE is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE “circuit breaker” rules. If a trading halt or unanticipated closing of the exchange occurs, a shareholder may be unable to purchase or sell shares. There can be no assurance that the requirements of the NYSE necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Active Management Risk

In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund’s flexibility with respect to buying or selling securities and may impair the Fund’s liquidity.

Temporary Investments

Under adverse or unstable market conditions or abnormal circumstances or when the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income instruments, derivatives, repurchase agreements or securities of other investment companies, including money market funds, for temporary purposes. If the Adviser incorrectly predicts the effects of these changes, or during periods of temporary defensive or other temporary positions, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objective.

Cybersecurity Risk

With the increased use of technologies such as the internet to conduct business, the Fund, the Adviser, authorized participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through the service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

Cybersecurity failures by, or breaches of, the systems of the Adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), exchanges, market participants, market makers, authorized participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Regulatory and Legal Risk

U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

The SEC has proposed amendments to Rule 22e-4 of the 1940 Act that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

APPENDIX C
ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUND

Distribution of Fund Shares

The Distributor is the exclusive distributor of Creation Units of the Fund. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 3 Canal Plaza Suite 100, Portland, ME 04101.

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

About Net Asset Value

The Fund’s NAV per share is determined by dividing the total of the value of the Fund’s investments and other assets, less the value of any liabilities attributable to the Fund, by the total number of outstanding shares of the Fund. For the purpose of calculating the NAV per share of the Fund, investments are valued under valuation procedures approved by the Board of Trustees. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. With respect to investments that do not have readily available market quotations, the Board of Trustees has designated the Adviser as the valuation designee to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act.

When no market quotations are readily available for a security or other asset, including as a result of the occurrence of a significant event or circumstances under which the Adviser determines that a market quotation is not accurate or reliable, fair value for the security or other asset will be determined in good faith using procedures approved by the Board of Trustees. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s shares are listed. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closes, bid-ask spreads may widen and Fund shares may trade at a premium or discount to NAV. To the extent the Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of the Fund is based on the value of the Fund’s portfolio securities or other assets.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

The Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About Fund Investment Strategies and Related Risks” and “Investment Strategies and Techniques” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in the Fund.

Book Entry

The Depository Trust Company (“DTC”) serves as securities depository for the shares. The shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants (described below). Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Buying and Selling Shares

Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

The Fund’s primary listing exchange is the NYSE. The NYSE is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Fund is each day the NYSE and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the 1940 Act. Orders from authorized participants to create or redeem Creation Units will only be accepted on a business day. On days when the NYSE closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on the NYSE at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.

The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) enters into an authorized participant agreement with the Fund’s Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by JPMorgan Chase Bank N.A., as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or authorized participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

The in-kind arrangements are intended to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions and generally will not lead to a tax event for the Fund or its ongoing shareholders.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Trust’s SAI.

Dividends and Distributions

General Policies

Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund. Unless your investment in the Fund is through a tax deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. It is not anticipated that any portion of the distributions by the Fund would qualify for a lower tax rate as qualified dividend income. Further, such distributions are not anticipated to be eligible for a dividends-received deduction for corporate shareholders.

If you buy shares of the Fund before a distribution, you may be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

Investment income received by the Fund from sources within foreign countries may be subject to foreign income, withholding, and other taxes. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

You will be sent a statement IRS Form 1099-DIV by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in Fund shares. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Creations and Redemptions. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.

Other Information. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

You may be subject to backup withholding at a rate of 24% with respect to taxable distributions if you do not provide your correct taxpayer identification number, or certify that it is correct, or if you have been notified by the IRS that you are subject to backup withholding.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.

Withholding of U.S. tax is required (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Reporting to you and the IRS is required annually on Form 1099-B not only with respect to the gross proceeds of Fund shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. These activities could cause Morgan Stanley to have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the Adviser or one of its investment adviser affiliates, the “Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, the Adviser and/or the Adviser’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be.

The conflicts summarized herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Adviser or its affiliates may have now or in the future. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI. Conflicts of interest not described below or in the SAI may also exist. References to the Adviser in this section include the Fund’s affiliated sub-adviser (if any) unless otherwise noted.

Material Nonpublic and Other Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity, including for an extended period of time. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Fund with the benefit of the information held by such other areas. In other instances, Morgan Stanley personnel, including personnel of the Adviser, will have access to information and personnel of its affiliates. In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser also may implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. Information sharing may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of the sharing of information). The Adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the Adviser and one or more of the Adviser’s investment adviser affiliates. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser, Distributor and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

APPENDIX D
ACQUIRED FUND FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of the Acquired Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Acquired Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Acquired Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Acquired Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Acquired Fund’s financial statements, are incorporated by reference into the Acquired Fund’s statement of additional information and the SAI relating to this combined Proxy Statement and Prospectus. The Acquired Fund’s financial statements and additional information included in the Acquired Fund’s report filed on Form  N-CSR  and SAI are available at no cost from the Acquired Fund at the toll-free number noted on the back cover to the Acquired Fund’s prospectus.

As of the date of this combined Proxy Statement and Prospectus, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund does not have financial highlight information.

Financial Highlights

Morgan Stanley Mortgage Securities Trust

	Class I
	Year Ended October 31,
Selected Per Share Data:	2024		2023		2022		2021		2020
Net asset value, beginning of period	$7.16		$7.31		$8.45		$8.48		$8.64
Income (loss) from investment operations:
Net investment income	0.40		0.39		0.28		0.23		0.27
Net realized and unrealized gain (loss)	0.55		(0.12)		(1.14)		(0.04)		(0.06)
Total income (loss) from investment operations	0.95		0.27		(0.86)		0.19		0.21
Less distributions from:
Net investment income	(0.42)		(0.42)		(0.28)		(0.22)		(0.34)
Net realized gain	—		—		—		—		(0.03)
Total distributions	(0.42)		(0.42)		(0.28)		(0.22)		(0.37)
Net asset value, end of period	$7.69		$7.16		$7.31		$8.45		$8.48
Total Return	13.51	%(1)(2)	3.58	%(1)	(10.33	)%(1)	2.28	%(3)	2.58	%(3)
Ratios to Average Net Assets:
Net expenses	0.64	%(4)(5)(6)	0.70	%(5)(6)	0.69	%(5)(6)	0.69	%(5)(6)	0.69	%(5)(6)
Net investment income	5.24	%(4)(5)(6)	5.27	%(5)(6)	3.57	%(5)(6)	2.59	%(5)(6)	3.20	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(7)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$405,824		$219,485		$136,895		$135,147		$116,307
Portfolio turnover rate	383%		429%		334%		317%		233%

(1)	Calculated based on the net asset value as of the last business day of the period.

(2)	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial to the total return of Class I shares.

(3)	Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(4)	If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class I shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	0.69%	5.19%

(5)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	0.81%	5.07%
October 31, 2023	0.91	5.06
October 31, 2022	0.91	5.06
October 31, 2021	0.87	2.41
October 31, 2020	0.91	2.98

(6)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(7)	Amount is less than 0.005%.

Morgan Stanley Mortgage Securities Trust

	Class A
	Year Ended October 31,
Selected Per Share Data:	2024		2023		2022		2021		2020
Net asset value, beginning of period	$7.27		$7.43		$8.60		$8.62		$8.79
Income (loss) from investment operations:
Net investment income	0.38		0.37		0.26		0.20		0.24
Net realized and unrealized gain (loss)	0.56		(0.13)		(1.17)		(0.02)		(0.07)
Total income (loss) from investment operations	0.94		0.24		(0.91)		0.18		0.17
Less distributions from:
Net investment income	(0.40)		(0.40)		(0.26)		(0.20)		(0.31)
Net realized gain	—		—		—		—		(0.03)
Total distributions	(0.40)		(0.40)		(0.26)		(0.20)		(0.34)
Net asset value, end of period	$7.81		$7.27		$7.43		$8.60		$8.62
Total Return	13.10	%(1)(2)	3.19	%(2)	(10.77	)%(2)	2.04	%(3)	2.09	%(3)
Ratios to Average Net Assets:
Net expenses	0.94	%(4)(5)(6)	1.00	%(5)(6)	0.99	%(5)(6)	0.99	%(5)(6)	0.99	%(5)(6)
Net investment income	4.94	%(4)(5)(6)	4.98	%(5)(6)	3.15	%(5)(6)	2.25	%(5)(6)	2.84	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(7)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$59,470		$45,123		$39,360		$51,289		$48,756
Portfolio turnover rate	383%		429%		334%		317%		233%

(1)	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial to the total return of Class A shares.

(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)	Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

(4)	If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class A shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	0.99%	4.89%

(5)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	1.08%	4.80%
October 31, 2023	1.20	4.78
October 31, 2022	1.19	2.95
October 31, 2021	1.15	2.09
October 31, 2020	1.16	2.67

(6)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(7)	Amount is less than 0.005%.

Morgan Stanley Mortgage Securities Trust

	Class L
	Year Ended October 31,
Selected Per Share Data:	2024		2023		2022		2021		2020
Net asset value, beginning of period	$7.20		$7.37		$8.52		$8.55		$8.71
Income (loss) from investment operations:
Net investment income	0.35		0.35		0.24		0.17		0.22
Net realized and unrealized gain (loss)	0.55		(0.14)		(1.15)		(0.03)		(0.06)
Total income (loss) from investment operations	0.90		0.21		(0.91)		0.14		0.16
Less distributions from:
Net investment income	(0.37)		(0.38)		(0.24)		(0.17)		(0.29)
Net realized gain	—		—		—		—		(0.03)
Total distributions	(0.37)		(0.38)		(0.24)		(0.17)		(0.32)
Net asset value, end of period	$7.73		$7.20		$7.37		$8.52		$8.55
Total Return	12.76	%(1)(2)	2.83	%(1)	(10.90	)%(1)	1.64	%(3)	1.93	%(3)
Ratios to Average Net Assets:
Net expenses	1.23	%(4)(5)(6)	1.29	%(5)(6)	1.29	%(5)(6)	1.29	%(5)(6)	1.29	%(5)(6)
Net investment income	4.65	%(4)(5)(6)	4.68	%(5)(6)	2.88	%(5)(6)	1.99	%(5)(6)	2.58	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$302		$282		$755		$996		$1,144
Portfolio turnover rate	383%		429%		334%		317%		233%

(1)	Calculated based on the net asset value as of the last business day of the period.

(2)	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial to the total return of Class L shares.

(3)	Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(4)	If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class L shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	1.29%	4.59%

(5)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	2.24%	3.64%
October 31, 2023	2.22	3.75
October 31, 2022	1.67	2.50
October 31, 2021	1.61	1.67
October 31, 2020	1.53	2.34

(6)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

Morgan Stanley Mortgage Securities Trust

	Class C
	Year Ended October 31,
Selected Per Share Data:	2024		2023		2022		2021		2020
Net asset value, beginning of period	$7.21		$7.37		$8.53		$8.55		$8.72
Income (loss) from investment operations:
Net investment income	0.32		0.31		0.20		0.13		0.18
Net realized and unrealized gain (loss)	0.56		(0.13)		(1.16)		(0.02)		(0.07)
Total income (loss) from investment operations	0.88		0.18		(0.96)		0.11		0.11
Less distributions from:
Net investment income	(0.34)		(0.34)		(0.20)		(0.13)		(0.25)
Net realized gain	—		—		—		—		(0.03)
Total distributions	(0.34)		(0.34)		(0.20)		(0.13)		(0.28)
Net asset value, end of period	$7.75		$7.21		$7.37		$8.53		$8.55
Total Return	12.33	%(1)(2)	2.41	%(2)	(11.46	)%(2)	1.25	%(3)	1.33	%(3)
Ratios to Average Net Assets:
Net expenses	1.74	%(4)(5)(6)	1.80	%(5)(6)	1.79	%(5)(6)	1.79	%(5)(6)	1.76	%(5)(6)
Net investment income	4.14	%(4)(5)(6)	4.17	%(5)(6)	2.45	%(5)(6)	1.52	%(5)(6)	2.10	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(7)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$4,637		$2,443		$2,978		$2,695		$5,110
Portfolio turnover rate	383%		429%		334%		317%		233%

(1)	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial to the total return of Class C shares.

(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)	Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(4)	If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class C shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	1.79%	4.09%

(5)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	1.87%	4.01%
October 31, 2023	2.01	3.96
October 31, 2022	1.98	2.26
October 31, 2021	1.94	1.37
October 31, 2020	1.90	1.96

(6)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(7)  Amount is less than 0.005%.

Morgan Stanley Mortgage Securities Trust

	Class R6(1)
	Year Ended October 31,
Selected Per Share Data:	2024		2023		2022		2021		2020
Net asset value, beginning of period	$7.15		$7.30		$8.45		$8.47		$8.64
Income (loss) from investment operations:
Net investment income	0.40		0.39		0.29		0.23		0.27
Net realized and unrealized gain (loss)	0.54		(0.11)		(1.15)		(0.03)		(0.07)
Total income (loss) from investment operations	0.94		0.28		(0.86)		0.20		0.20
Less distributions from:
Net investment income	(0.42)		(0.43)		(0.29)		(0.22)		(0.34)
Net realized gain	—		—		—		—		(0.03)
Total distributions	(0.42)		(0.43)		(0.29)		(0.22)		(0.37)
Net asset value, end of period	$7.67		$7.15		$7.30		$8.45		$8.47
Total Return	13.45	%(2)(3)	3.76	%(2)	(10.41	)%(2)	2.43	%(4)	2.51	%(4)
Ratios to Average Net Assets:
Net expenses	0.59	%(5)(6)(7)	0.65	%(6)(7)	0.64	%(6)(7)	0.65	%(6)(7)	0.64	%(6)(7)
Net investment income	5.29	%(5)(6)(7)	5.33	%(6)(7)	3.59	%(6)(7)	2.63	%(6)(7)	3.26	%(6)(7)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(8)	0.01%		0.00	%(8)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$16		$10		$10		$11		$11
Portfolio turnover rate	383%		429%		334%		317%		233%

(1)	Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)	Calculated based on the net asset value as of the last business day of the period.

(3)	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial to the total return of Class R6 shares.

(4)	Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(5)	If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the net expenses and net investment income ratios, would have been as follows for Class R6 shares:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2024	0.64%	5.24%

(6)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
October 31, 2024	30.00%	(24.12)%
October 31, 2023	26.50	(20.52)
October 31, 2022	20.23	(16.00)
October 31, 2021	20.64	(17.36)
October 31, 2020	19.93	(16.03)

(7)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(8)	Amount is less than 0.005%.

APPENDIX E
SHAREHOLDER RIGHTS

The Acquired Fund was formed on November 20, 1986 under the laws of the State of Massachusetts, as a Massachusetts business trust, pursuant to a Declaration of Trust dated November 20, 1986, with the name Dean Witter Government Securities Plus. Effective August 17, 1992, the Acquired Fund’s name was changed by the Trustees to Dean Witter Federal Securities Trust. Effective June 22, 1998, the Acquired Fund’s name was changed to Morgan Stanley Dean Witter Federal Securities Trust. Effective June 18, 2001, the Acquired Fund’s name was changed to Morgan Stanley Federal Securities Trust. Effective June 22, 2005, the Acquired Fund’s name was changed to Morgan Stanley Mortgage Securities Trust. The Acquired Fund is registered under the 1940 Act as an open-end management investment company. The operations of the Acquired Fund are governed by its Declaration of Trust, Bylaws, and applicable Massachusetts law. The Acquired Fund also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

The Acquiring Fund is a series of the Acquiring Fund Trust. The Acquiring Fund Trust was organized as a Delaware statutory trust on May 31, 2016. The operations of the Acquiring Fund Trust are governed by its Declaration of Trust, Bylaws, and applicable Delaware law. The Acquiring Fund Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

The Delaware Statutory Trust Act and the Massachusetts statute governing business trusts and the governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed.

The below summarizes certain principal differences between relevant Massachusetts and Delaware law as well as the Declaration of Trust and Bylaws of the Acquired Fund and that of the Acquiring Fund Trust, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The following discussion is not a complete description of the Acquired Fund’s and Acquiring Fund Trust’s governing documents or applicable Massachusetts and Delaware law. Further information about the Acquired Fund’s governance structure is contained in the Acquired Fund’s statement of additional information and further information about the Acquiring Fund’s governance structure is included in the SAI relating to this combined Proxy Statement and Prospectus. In addition, the governing documents of the Acquired Fund and Acquiring Fund Trust are on file with the SEC.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the laws of Massachusetts or Delaware, as applicable, or their respective organizational documents. Meetings of shareholders for the Acquired Fund shall also be called by the Secretary upon the written request of the holders of shares entitled to vote not less than twenty-five percent (25%) of all the votes entitled to be cast at such meeting. To the extent required by federal law, including the 1940 Act, special meetings of the shareholders of the Acquiring Fund shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Acquiring Fund Trust issued and outstanding required by federal law, including the 1940 Act.

Submission of Shareholder Proposals. Neither the Acquired Fund’s nor the Acquiring Fund’s governing instruments require that a shareholder provide notice to the Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to all of the Funds, require that certain conditions be met to include any proposal in a Fund’s proxy statement for a shareholder meeting.

Quorum. The Acquired Fund’s By-Laws provides that the holders of a majority of the Shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business. The Acquiring Fund Trust’s By-Laws provide that a quorum will exist if shareholders entitled to vote one-third of the outstanding shares are present in person or by proxy.

Number of Votes; Aggregate Voting. The governing instruments of the Acquired Fund and Acquiring Fund provide that each shareholder is entitled to one vote for each whole share that they hold as to any matter on which they are entitled to vote, and a proportionate fractional vote for each fractional share that they hold. The By-Laws of the Acquiring Fund Trust and the Declaration of Trust of the Acquired Fund each specifies that shareholders are not entitled to cumulative voting in the election of Trustees. If any matter would adversely affect the rights of any series (or class) of the Acquired Fund, the vote of the shares of such series (or class), voting separately, shall be required to decide such question.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of a Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a Fund’s outstanding shares.

Election and Removal of Directors/Trustees. For the Acquiring Fund, Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). For the Acquired Fund, Trustees are elected by Majority Shareholder Vote. The governing instruments of the Acquired Fund and Acquiring Fund provide that any Trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of all shares issued and outstanding.

Amendment of Governing Instruments. Generally, the Trustees of each Fund, have, as set forth below, the right to amend, from time to time, the Declaration of Trust and By-Laws for the Funds. With respect to the Acquiring Fund, no vote or consent of any shareholder shall be required for any amendment to the Declaration of Trust or By-Laws except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required. For the Acquired Fund, the Agreement and Declaration of Trust authorizes the Acquired Fund Trustees to amend the Agreement and Declaration of Trust without shareholder approval only with respect to certain types of amendments specifically enumerated in the Agreement and Declaration of Trust. Shareholder approval is not required with respect to amendments curing ambiguities, establishing new series of classes of shares or other provisions that would not adversely affect shareholder rights. For the Acquired Fund, such amendments require a “Majority Shareholder Vote”.

Mergers and Reorganizations. The Acquired Fund’s Agreement and Declaration of Trust provides that a merger, consolidation or sale of all or substantially all of the assets of a fund requires the approval of the holders of two-thirds of the shares outstanding and entitled to vote of such Fund, provided, however, that if such merger, consolidation or sale of assets is recommended by the Acquired Fund Board, then a “Majority Shareholder Vote” is sufficient. The Acquiring Fund Trust’s Agreement and Declaration of Trust provides that such actions may be approved by the Acquiring Fund Board and do not require shareholder approval unless the 1940 Act requires.

Termination of a Trust; Liquidation of a Fund. The Acquired Fund’s Agreement and Declaration of Trust provides that the Acquired Fund or a series thereof may be terminated by the Acquired Fund Board upon written notice to shareholders or by the shareholders upon approval of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders. The Acquiring Fund Trust’s Declaration of Trust provides that the Acquiring Fund Trust or a series thereof may be terminated or liquidated by the Acquiring Fund Board without shareholder approval.

Liability of Shareholders. Consistent with the Delaware Statutory Trust Act, the Acquiring Fund Trust’s Declaration of Trust generally provide that shareholders will not be subject to personal liability for the acts or obligations of the Fund. Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Acquired Fund. However, the Acquired Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the fund’s property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquired Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Acquired Fund’s assets and operations, the possibility of the Acquired Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Acquired Fund, the risk to the Acquired Fund Shareholders of personal liability is remote.

Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for the Acquiring Fund and the Acquired Fund generally provide that no Trustee, officer, employee or agent of a Fund shall be subject to any personal liability in connection with the assets or affairs of the Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions (“Disabling Conduct”).

Indemnification. The Acquiring Fund’s Agreement and Declaration of Trust and the Acquired Fund’s Declaration of Trust generally indemnify any Trustee or officer who is party to any proceeding by reason of the fact that he or she was a Trustee or officer, if he or she acted in good faith and in a manner he or she reasonably believes to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Indemnification does not cover proceedings in which a Trustee member or officer is found liable for Disabling Conduct. Generally, indemnification would cover a person found liable for negligence or misconduct in the performance of his or her duty to the Fund (and not for Disabling Conduct) only if the court determines that the person is fairly and reasonably entitled to indemnity.

APPENDIX F
CAPITAL STRUCTURE

The following table sets forth the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of March 5, 2025 and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Acquired Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares.

									Pro Forma—
	Acquired Fund Class(2)					Acquiring	Pro Forma		Acquiring Fund after Reorganization
	I	A	L	C	R6	Fund(1)	Adjustment		(estimated)
Net assets (thousands)	$476,331	$66,753	$307	$6,158	$9,360	N/A	$(486	)(3)	$558,423	(4)
Total shares outstanding (thousands)	$61,132	$8,436	$39	$785	$1,203	N/A	$11,168	(3)(6)	$11,168
Net asset value per share^	$7.79	$7.91	$7.84	$7.85	$7.78	N/A	$50.00	(5)	$50.00

(1)	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)	Holders of Class I, Class A, Class L, Class C, and Class R6 Shares of the Acquired Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not offer multiple share classes.

(3)	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Acquired Fund.

(4)	Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Acquired Fund.

(5)	It is the intent of MSIM for the Acquiring Fund to have a starting NAV of $50.00 per share.

(6)	Figure represents the number of shares that would be issued by the Acquiring Fund in order to have a starting NAV of $50.00 per share.

^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and the Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Acquired Fund. Accordingly, the foregoing should not be relied upon to reflect the exact number of shares of the Acquiring Fund that will be received on or after such date.

APPENDIX G
RECORD DATE, OUTSTANDING SHARES AND INTERESTS OF CERTAIN PERSONS

As of the date hereof, the Acquiring Fund was not operational and, therefore, had no shareholders.

The Record Date has been fixed as the close of business on April 10, 2025 for the determination of Acquired Fund Shareholders entitled to notice of, and to vote at, the Meeting. The number of shares of each class of the Acquired Fund as of the Record Date is set forth in the following table:

Name of Class/Fund	Number of Shares Outstanding
Class I	[ ]
Class A	[ ]
Class L	[ ]
Class C	[ ]
Class R6	[ ]

Shareholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting.

As of April 10, 2025, the officers and Trustees of the Acquired Fund, as a group, owned or controlled less than 1% of any class of the outstanding shares of the Acquired Fund. As of April 10, 2025, the below shareholders owned of record, or to the knowledge of the Acquired Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Acquired Fund. The Acquiring Fund does not issue multiple classes of shares but the shareholders noted below are expected to own similar percentages of the Acquiring Fund as they own of the Acquired Fund.

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares
CLASS I	[ ]	[ ]	%
CLASS A	[ ]	[ ]	%
CLASS L	[ ]	[ ]	%
CLASS C	[ ]	[ ]	%
CLASS R6	[ ]	[ ]	%

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

[April 14], 2025

MORGAN STANLEY MORTGAGE SECURITIES TRUST

1585 Broadway

New York, NY 10036

Eaton Vance MORTGAGE Opportunities ETF (EVMO)

A Series of

MORGAN STANLEY ETF TRUST

1585 Broadway

New York, New York 10036

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement and Prospectus dated [April 14], 2025 (“Proxy Statement and Prospectus”), relating to the proposed Reorganization of Morgan Stanley Mortgage Securities Trust (the “Acquired Fund”) into Eaton Vance Mortgage Opportunities ETF (the “Acquiring Fund”).

This SAI does not constitute a prospectus. This SAI does not include all information that a shareholder should consider before voting on the proposal contained in the combined Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related combined Proxy Statement and Prospectus, dated [April 14], 2025. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the combined Proxy Statement and Prospectus. A copy of the combined Proxy Statement and Prospectus may be obtained upon request and without charge by calling 1 (800) 869-6397 (toll-free). Please retain this document for future reference.

The date of this SAI is [April 14], 2025.

Table of Contents	Page
Documents Incorporated by Reference	2
Supplemental Financial Information	3
Acquiring Fund’s Statement of Additional Information	4

1

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This SAI consists of these introductory pages; the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein; the supplemental financial information; and the Statement of Additional Information of the Acquiring Fund that follows:

1.	The prospectus of the Acquired Fund dated February 28, 2025, as supplemented and amended to date (File No. 811-04917; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-001817);

2.	Statement of Additional Information of the Acquired Fund, dated February 28, 2025, as supplemented and amended to date (File No. 811-04917; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-001817); and

3.	The audited financial statements of the Acquired Fund for the fiscal year ended October 31, 2024 included in the Fund’s report filed on Form N-CSR (File No. 811-04917; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001104659-24-132789).

Because the Acquiring Fund was newly created for the purpose of the Reorganization, the Acquiring Fund has not published financial statements. The Acquiring Fund is a newly-created shell series of Morgan Stanley ETF Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Acquired Fund. The Acquired Fund will be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Acquired Fund.

2

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the section entitled “Comparison of the Funds’ Fees and Expenses” in the combined Proxy Statement and Prospectus. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed. The Reorganization will not result in a material change to the Acquired Fund’s portfolio holdings due to the investment restrictions of the Acquiring Fund, as the Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies, and substantially similar fundamental investment policies (except as otherwise noted in the combined Proxy Statement and Prospectus). Accordingly, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. There are certain differences between the valuation policies of the Acquired Fund and the Acquiring Fund with respect to the valuation of certain foreign equity securities. There are no other material differences between the accounting and valuation policies of the Acquired Fund and the Acquiring Fund.

3

ACQUIRING FUND’S STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley ETF Trust (the “Trust”) is an open-end management investment company consisting of 20 funds offering a variety of investment alternatives, one of which is included in this Statement of Additional Information (“SAI”) (the “Fund”). The following Fund is included in this SAI:

	Ticker	Exchange
Eaton Vance Mortgage Opportunities ETF	EVMO	NYSE

This SAI is not a prospectus, but should be read in conjunction with the Fund’s prospectus (“Prospectus”), dated [   ], 2025, as may be supplemented from time to time. To obtain this Prospectus without charge, please call the Fund toll-free at 800-836-2414.

It is currently anticipated that, effective on or about August 1, 2025, Morgan Stanley Mortgage Securities Trust (the “Predecessor Fund”) will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. The Predecessor Fund’s report filed on Form N-CSR for the fiscal year ended October 31, 2024 includes the Predecessor Fund’s audited financial statements, including notes thereto, and the report of the Predecessor Fund’s independent registered public accounting firm, which are incorporated by reference into this SAI. The annual financial statements and additional information included in the Predecessor Fund’s report filed on Form N-CSR are separate documents supplied with this SAI.

The Fund is “diversified” and, as such, the Fund’s investments are required to meet certain diversification requirements under federal securities laws.

The Fund is actively managed.

4

TABLE OF CONTENTS

Page

INVESTMENT STRATEGIES AND TECHNIQUES	A-1
INVESTMENT POLICIES AND LIMITATIONS	A-42
DISCLOSURE OF PORTFOLIO HOLDINGS	A-44
EXCHANGE LISTING AND TRADING	A-45
CREATIONS AND REDEMPTIONS OF SHARES	A-45
ACCOUNT POLICIES AND FEATURES	A-51
MANAGEMENT OF THE TRUST	A-53
INVESTMENT MANAGEMENT AND OTHER SERVICES	A-71
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS	A-77
BROKERAGE PRACTICES	A-78
GENERAL INFORMATION	A-83
TAXES	A-87
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	A-96
PERFORMANCE INFORMATION	A-96
POTENTIAL CONFLICTS OF INTEREST	A-97
FINANCIAL STATEMENTS	A-108

-i-

INVESTMENT STRATEGIES AND TECHNIQUES

This SAI provides additional information about the investment strategies and operations of the Trust and the Fund. Morgan Stanley Investment Management Inc. (the “Adviser”) acts as investment adviser to the Fund.

The Fund will offer and issue shares at its net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Similarly, shares will be redeemable by the Fund only in Creation Units. The shares of the Fund are expected to be approved for listing, subject to notice of issuance, on the New York Stock Exchange (“NYSE”). Shares of the Fund trade in the secondary market at market prices that may differ from the shares’ NAV. The Trust reserves the right to permit or require a “cash” option for creations and redemptions of shares (subject to applicable legal requirements). The following discussion of the Fund’s investment strategies and risks should be read in conjunction with the investment strategies for the Fund contained in the Prospectus in order to provide a more complete description of such Fund’s investment policies. More details about each investment and related risks are provided below.

Purchases and redemptions of creation units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs, including brokerage costs and/or taxable gains or losses that it might not have incurred if the purchase or redemption had been made through in-kind delivery of portfolio securities. These costs could be imposed on the Fund, and to the extent they are not offset by transaction fees payable by investors who are authorized to deal in Creation Units (“Authorized Participants”), could decrease the Fund’s net asset value.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities (“MBS”). These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Borrowing. The Fund has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), or the rules and regulations promulgated by the SEC thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 33⅓% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the 1940 Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value per share (“NAV”) of the Fund. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices that involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, in accordance with applicable SEC requirements. The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the Fund has elected to treat all such transactions as derivatives transactions under applicable SEC requirements.

Brady Bonds. Brady Bonds are fixed-income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the OTC secondary market. The Fund will invest in Brady Bonds only if they are consistent with the Fund’s quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed-rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass-through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways, including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and invests in certain mortgages principally secured by interests in real property.

The Fund may invest in, among others, parallel pay CMOs and planned amortization class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security (i.e., a CMO is structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets) and such CMOs’ prices can be highly volatile. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-backed securities.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility and credit or default risk than CMBS issued by government issuers. In addition, at times the commercial real estate market has experienced substantially lower valuations combined with higher interest rates, leading to difficulty in refinancing debt and, as a result, the CMBS market has experienced (and could in the future experience) greatly reduced liquidity and valuations. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

The values of, and income generated by, CMBS may be adversely affected by changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

Currency Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into foreign currency forward exchange contracts. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

The Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a RIC.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Derivatives. The Fund may, but is not required to, use various derivatives and other similar instruments as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed in the Prospectus to the extent they have economic characteristics similar to the securities included within that policy.

General Risks of Derivatives. Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, index or financial instrument. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments that the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

■	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

■	Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

■	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund. Many derivatives may also involve operational and legal risks.

■	Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

■	While using derivatives for hedging purposes can reduce the Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

■	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

■	The use of certain derivatives transactions, including over-the-counter (“OTC”) derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

■	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

■	While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions.

■	The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out or to meet margin and payment requirements and a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

■	As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

■	Certain derivatives may be classified as illiquid and therefore subject to the Fund’s limitation on investments in illiquid investments.

■	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

■	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to underlying foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Regulatory Matters. Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. Rule 18f-4 under the Investment Company Act of 1940 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Rule 18f-4 requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user.” Under Rule 18f-4, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Fund’s use of derivatives may also be limited by the requirements of the Code for qualification as a regulated investment company (“RIC”) for U.S. federal income tax purposes.

The Adviser, with respect to the Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Regulations adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities.

Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2026. The clearing mandate is expected to result in the Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo transactions to the Fund may be impacted as compared to Treasury repo transactions the Fund may enter prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Emerging Market Securities. The Fund may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets, core business operations and/or employees in an emerging market or developing country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country to be considered an emerging market security when held in one fund, but not considered an emerging market security when held in another fund if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country that is generally considered to be an emerging or developing country by major organizations in the international financial community or by the Fund’s benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries, or may be the subject of restrictions imposed by such countries. The Fund could be adversely affected by restrictions on and delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, confiscation of assets and property, political changes, government regulation, increased potential for market manipulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund’s investments in those countries, or result in a loss of such investments. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

The Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself). For example, custodial and/or settlement systems in emerging and frontier market countries may be less developed than in developed countries and are subject to potential adverse market or government actions or legal or other restrictions or limitations restricting the Fund’s ability to recover assets held by foreign custodians (or sub-custodians) or otherwise adversely affecting the Fund’s investments in such countries.

Foreign Securities. Investing in foreign securities (including depositary receipts) involves certain special risks which are not typically associated with investments in the securities of U.S. issuers, that can increase the chances that the Fund will lose money. Foreign issuers are not generally subject to uniform corporate governance, accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less stringent investor protections and disclosure standards, and less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments (including regional and global conflict) which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Securities registration, custody, and settlement of foreign securities may be subject to delays and legal and administrative uncertainties. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may also limit the Fund’s ability to buy and sell securities.

Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a “T+1” (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for the Funds associated with differences in settlement cycles between markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.

On February 1, 2022, the European Union adopted a settlement discipline regime pursuant to Central Securities Depositories Regulation (“CSDR”) that introduced new measures for the authorization and supervision of European Union Central Security Depositories. CSDR aims to reduce the number of settlement fails that occur in European Economic Area (“EEA”) central securities depositories (“CSDs”) and address settlement fails where they occur. Under the regime, among other things, EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants. The CSDR requirements apply to transactions in transferable securities (e.g., stocks and bonds), money market instruments, shares of funds and emission allowances that will be settled through an EEA CSD and are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. The Fund may bear the net effect of any penalties and credits incurred under the CSDR in respect of its trading, which could increase the Fund’s expenses and adversely affect Fund performance. The Adviser may seek reimbursement from the relevant broker, agent, or subadviser (as applicable), as determined by the Adviser from time to time, although there can be no assurance that the Adviser will seek such reimbursement or that the Fund will recover or be reimbursed for any amounts at issue.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global conflict), wars, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Fund’s net asset value may decrease if the Fund’s claim to recover foreign withholding taxes is not successful. See “Taxes”, below.

Unless otherwise noted in the Fund’s Prospectus, the Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets, core business operations and/or employees in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Foreign securities may include, without limitation, foreign equity securities, which are equity securities of a non-U.S. issuer, foreign government fixed-income securities, which are fixed-income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States, and foreign corporate fixed-income securities, which are fixed-income securities issued by an issuer in a country other than the United States.

Investments in foreign companies and countries are subject to economic sanction and trade laws in the United States and other jurisdictions. These laws and related governmental actions may, from time to time, prohibit the Fund from investing in certain countries and in certain companies. Investments in certain countries and companies may be, and have in the past been, restricted as a result of the imposition of economic sanctions. In addition, economic sanction laws in the United States and other jurisdictions may prohibit the Fund from transacting with a particular country or countries, organizations, companies, entities and/or individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions.

Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities (in the sanctioned country and other markets), and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.

In addition, such economic sanctions or other government restrictions may negatively impact the value or liquidity of the Fund’s investments, and could impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategy because the Fund may, for example, be prohibited from investing in securities issued by companies subject to such restrictions and the Fund could be required to freeze or divest its existing investments that the Adviser would otherwise consider to be attractive.

The risks posed by economic sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). While the value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

●	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity, security, index, currency or instrument underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

●	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with an FCM if the FCM breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

●	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading,the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund’s potential losses.

●	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

High Yield Securities. High yield securities are generally considered to include fixed-income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed-income securities considered by the Adviser to be of comparable quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that the Fund holds may be downgraded to below investment grade by the rating agencies. If the Fund holds a security that is downgraded, the Fund may choose to retain the security.

While high yield securities generally offer higher yields than higher rated securities (including those of a similar maturity), they also normally carry a high degree of credit and default risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established, less leveraged or more creditworthy issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is typically influenced less by changes in interest rates and more by the financial and business position, results or outlook of the issuer and other factors, such as general market conditions, negative perceptions of high yield securities generally and competitive industry conditions. The values of high yield securities are more volatile and generally react with greater sensitivity to real or perceived market, economic or issuer-specific changes.

High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities, such as the Fund, have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities and the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors. In addition, if the Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions, and high yield securities may be subject to restrictions on resale. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. A less liquid secondary market may adversely affect the market price of a high yield security held by the Fund and the Fund’s ability to dispose of the security. In addition, because high yield securities are less liquid and have less available market pricing, judgment may play a greater role in valuing such securities held by the Fund than is the case with securities trading in a more liquid market. High yield securities that are deemed to be liquid at the time of purchase may become illiquid. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer or economy. Investments in high yield securities may be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations.

The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.

Illiquid Investments. In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For the Fund, each portfolio investment must be classified at least monthly into one of four liquidity categories (illiquid, as discussed above, as well as highly liquid, moderately liquid and less liquid), which are defined pursuant to the Liquidity Rule and classified in accordance with the Fund’s written liquidity risk management program by the program administrator designated by the Fund’s Board of Trustees. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. In making such classifications, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. If so, this determination is taken into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below the applicable limit of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio investment.

The SEC has proposed amendments to the Liquidity Rule that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease in value substantially because of changes in the rate of prepayments. Inverse floating rate investments tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds (“ETFs”). The Fund may invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the SEC under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

Money Market Funds. To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund, including funds advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees with respect to funds advised or managed by the Adviser or its affiliates) of a money market fund in which it invests, which may result in the Fund bearing some additional expenses. The rules governing money market funds: (1) permit a “government money market fund” and “retail money market fund” (as those terms are defined in Rule 2a-7 under the 1940 Act) to use the amortized cost method of valuation to maintain a stable net asset value (“NAV”) per share, typically a stable $1.00 NAV per share, and (2) require all other types of money market funds to operate with a floating NAV per share rounded to a minimum of the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for funds with a different share price (e.g., $10.000 per share, or $100.00 per share). The Fund may invest in money market funds that seek to maintain a stable $1.00 NAV per share or that have a share price that fluctuates. Although a stable share price money market fund seeks to maintain a stable $1.00 NAV per share, it is possible to lose money by investing in such a money market fund. With respect to a floating share price money market fund, because the share price will fluctuate, when the Fund sells its shares in such a fund, the shares may be worth more or less than what the Fund originally paid for them. A money market fund that is not a “government money market fund” may impose a discretionary liquidity fee (up to 2%), if the board of trustees (or its designee) determines it is in the best interests of the fund. A government money market fund is exempt from these discretionary liquidity fees, although the fund may choose to opt-in to the implementation of discretionary liquidity fees. A money market fund that does not qualify as a “government money market fund” or “retail money market fund” must impose a mandatory liquidity fee, if the fund experiences total daily net redemptions that exceed 5% of net assets based on flow information available within a reasonable period after the last computation of the fund’s NAV on that day (or such smaller amount of net redemptions as the board or its delegate determines), unless the fee is de minimis (i.e., is less than 0.01% of the value of the shares redeemed). The recent amendments to the rules governing money market funds may affect the investment strategies, performance and operating expenses of money market funds.

Exchange-Traded Funds. The Fund may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing fees at two levels with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.

Lease Obligations. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each lease obligation purchased by the Fund. If a lease obligation is determined to be “liquid,” the security will not be included within the category “illiquid securities.”

Loans. Loans may be primary, direct investments or investments in loan assignments or participation interests. A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund would generally assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the lender, the Fund may be treated as a general creditor of such entity. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation. Even under such a structure, in the event of a lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation may be impaired. Certain participation and assignment interests may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to lenders that are themselves subject to political, geopolitical and economic risks, including the risk of currency devaluation, expropriation, or failure. Such participations and assignments present additional risk of default or loss.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”). In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must  rely on the lending agent and the other Loan Investors to pursue appropriate remedies against the borrower.

When the Fund acts as a direct lender, it may participate in structuring the loan. Under these circumstances, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have full voting and consent rights under the applicable loan agreement. However, action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan. Certain decisions, such as reducing the amount of interest on or principal of a loan, releasing collateral, changing the maturity of a loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected. There is no assurance that such vote or consent would be achieved.

Loan investments may be made at par or at a discount or premium to par. The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind. In connection with transactions in loans, the Fund may be subject to facility or other fees. Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated. During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under  collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would be available or otherwise satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower. A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. (including to sovereign entities) may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater and additional risks. In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights. The Fund may have difficulties and incur expense enforcing its rights with respect to loans and non-U.S. loans could be subject to bankruptcy laws that are materially different than in the U.S. Sovereign entities may be unable or unwilling to meet their obligations under a loan due to budgetary limitations or economic or political changes within the country.

Investing in loans involves the risk of default in the payment of interest of principal by the borrower or other party obligated to repay the loan. In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower. Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment. This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate. The base lending rate usually is the Secured Overnight Financing Rate, the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders.

The Adviser will seek to take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the Adviser may deem appropriate to seek to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment. The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans. In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower. Representatives on behalf of the Fund also may join creditor or similar committees relating to loans.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower or take other actions adverse to the Fund’s interests. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans. As a result, the Fund may be unable to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such  illiquidity, the Fund may have to hold additional cash or sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations, including redemption and other obligations. A secondary market exists for many senior loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Loans in which the Fund may invest may not be rated by a rating agency and will not be registered with the SEC or any state securities commission. The amount of public information available with respect to loans will therefore generally be less extensive than that available for registered or exchange-listed securities.

From time to time the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund expects to employ an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33⅓% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks-to-market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Money Market Securities. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds; issuers, such as the Federal National Mortgage Association (“Fannie Mane”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), that are supported by the discretionary authority of the U.S. government to purchase certain obligations of the issuer to assist in meeting its debt obligations; and other issuers, such as the Federal Farm Credit System, that are supported only by the credit of such issuer.

If a U.S. government security is not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate and to 10% or less of the Fund’s total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by one or more nationally recognized statistical rating organizations or, if not rated, issued by a company having an outstanding debt issue determined to be of comparable quality by the Adviser; and

Municipals. Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income on which is generally exempt from federal income tax at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer. Private activity bonds are another type of municipal security.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Thus, these bonds may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes and its ability to maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan liabilities. These bonds may also depend on legislative appropriation and/or funding or other support from other governmental bodies in order to make payments. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. As a result, these bonds historically have been subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Private activity bonds may be used by municipalities to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. In addition, municipal bonds may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Fund will meet the quality criteria set out in the Prospectus for the Fund.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Fund.

Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means the Fund has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

The Fund may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

An issuer of municipal securities may file for bankruptcy or otherwise seek to reorganize its debts by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, in each case which may significantly affect the rights of creditors and the value of the municipal securities and the value of the Fund’s investments in such municipal securities. In addition, changes to bankruptcy laws may adversely impact the Fund’s investments in municipal securities, including creditor rights, if the issuer seeks bankruptcy protection.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

The Fund may hold municipal private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and generally have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities, which are generally subject to resale or transfer restrictions or prohibitions as a matter of contract and/or under applicable U.S. federal securities laws, including Rule 144A under the Securities Act of 1933, as amended. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses to the Fund. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Private placements and restricted securities may be classified as illiquid and subject to the limitations discussed under “Illiquid Investments.” Although these securities may be resold in privately negotiated transactions or pursuant to an exemption from registration under applicable securities laws, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. The amount of discount from the prevailing market price may vary depending on the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted security and prevailing supply and demand conditions. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, including readily available market quotations, may also adversely affect the ability of the Fund to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

If restricted securities or privately placed securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration and transaction costs may be higher for these securities generally. In such cases, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is permitted to sell the security under an effective registration statement. During this time period, adverse market conditions may develop, which could result in the Fund obtaining less favorable pricing terms for its sale of the security than it would have if the security had been sold promptly.

Private placements and restricted securities may involve greater risks than investments in securities of publicly traded companies. In addition, issuers of such securities may have limited financial resources, be unable to meet their obligations and tend to be in earlier stages of development.

The Fund may purchase equity securities, in a private placement, that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). PIPEs involve the direct placement of equity securities to a purchaser such as the Fund. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying instrument at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between the Fund and its counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security and retains the premium received.

The Fund may write call options that are “covered.” A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

The Fund may write put options that are “covered.” A put option on a security is covered if (a) the Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position that it has written through a closing purchase transaction. The Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security that has the same exercise price and expiration date as the call option written by the Fund. The Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security that have the same exercise price and expiration date as the option written by the Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

■	The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

■	The Fund’s options transactions may be subject to limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

■	The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

■	Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

■	The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Fund receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by State Street Bank and Trust Company (the “Custodian”) or an approved third-party for the benefit of the Fund until repurchased. Repurchase agreements permit the Fund to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund’s realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may invest in repurchase agreements backed by municipal securities and non-governmental collateral such as corporate debt obligations, convertible securities and common and preferred stock. Certain of these securities may be rated below investment grade. Repurchase agreements involving obligations other than U.S. government securities may be subject to special risks. Repurchase agreements secured by obligations that are not eligible for direct investment under the Fund’s investment objectives and restrictions may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent.

The Fund may enter into repurchase agreements on a forward commitment basis. To the extent the Fund does so and the counterparty to the trade fails to effectuate the trade at the scheduled time, the Fund may be forced to deploy its capital in a repurchase agreement with a less favorable rate of return than it otherwise may have achieved or may be unable to enter into a repurchase agreement at all at the desired time.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of a fund with any direct participants of a CCA will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2026. The Fund will be required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared repo transactions.

Reverse Repurchase Agreements and Dollar Rolls. The Fund may invest up to 10% of its total assets in reverse repurchase agreements and dollar rolls. Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33⅓% of the Fund’s total assets, except as permitted by law or SEC regulations.

Sovereign Debt. Debt obligations known as “sovereign debt” are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity’s willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government’s dependence on expected disbursements from third parties, the government’s policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”). An SMBS is a derivative multi-class mortgage-backed security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of mortgage-backed securities. To the extent the Fund invests in IOs and POs, it may increase the risk of fluctuations in the NAV of the Fund.

Credit Enhancement. Mortgage-related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as “third-party credit support”), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed-rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund’s investment objective and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Dodd-Frank Act and related regulatory developments require the clearing of many standardized OTC derivative instruments that the CFTC and SEC defined as “swaps” and “security based swaps,” respectively. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Swaps are currently subject to mandatory central clearing must be traded on an exchange or swap execution facility (“SEF”, unless no exchange or SEF “makes the swap available to trade.”). An SEF is an electronic trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges or SEFs, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The Fund may incur a theoretically unlimited loss on short exposures. In comparison, the Fund may incur losses on long exposures, but such losses are limited by the fact that the underlying security’s price cannot fall below zero. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

■	OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

■	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

■	The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Municipal Interest Rate Swap Transactions. In order to hedge the value of the Fund against interest rate fluctuations or to enhance the Fund’s income, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, the Fund also may invest in MMD Swaps and SIFMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. The Fund has no obligation to enter into SIFMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and a number of liquid assets that have an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund.

When-Issued and Delayed Delivery Securities, TBAs and Forward Commitments. The Fund may purchase or sell securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the MBS are delivered in the future, generally 30 days later. Accordingly, the Fund’s investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed-income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or “phantom income” during the life of the obligation. The Fund may have to distribute such phantom income to avoid taxes at the Fund level, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed-income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund intends to pass along such interest as a component of the Fund’s distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Special Risks Related to Cyber Security. The Trust and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Trust and its service providers use to service the Trust’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Trust or its service providers may adversely impact the Trust and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Trust may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Trust or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders. For example, the SEC adopted amendments to rules related to fund names and related strategies, which could result in costs to the Fund in amending its name and/or strategies accordingly. In addition, a rapidly expanding or otherwise more aggressive regulatory environment may impose greater costs on all sectors and on financial services companies in particular.

Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect or are perceived or expected to affect the U.S. and global markets generally, as well as those that affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries (and in turn adversely impact the Fund’s investments) and otherwise adversely affect the Fund and its operations. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, tariffs, sanctions and other trade barriers, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies(e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruption, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf of the Fund.

Additionally, health crises and geopolitical developments have in the past, and may in the future, adversely impact a number of industries, including but not limited to retail, transportation, hospitality and entertainment. In addition to these or other developments having adverse consequences for certain companies and other issuers in which the Fund invests and the value of the Fund’s investments therein, the operations of the Adviser (including those relating to the Fund) could be impacted adversely, including through quarantine measures and travel restrictions imposed on the Adviser’s, or service providers’ personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Any of the foregoing events could materially and adversely affect the Adviser’s ability to source, manage and divest investments on behalf of the Fund and pursue the Fund’s investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases.

Low or high interest rates may magnify the risks associated with rising interest rates. During periods of low interest rates, the Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). Changing interest rates may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund’s yield, income and performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments.

Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Government and other public debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, particularly when such responses are unprecedented, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.

ESG Investment Risk. To the extent that the Adviser considers environmental, social and/or governance (“ESG”) issues, the Fund’s performance may be impacted. Additionally, the Adviser’s consideration of ESG issues may require subjective analysis based on qualitative assessments and the ability of the Adviser to consider ESG issues may be impacted by data availability for a particular company or issuer (or obligor), including if the data is inaccurate, incomplete, unavailable or based on estimates. The Adviser’s consideration of ESG issues may contribute to the Adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the Adviser’s assessment of such may change over time. The consideration of ESG issues within the Adviser’s investment decision-making process for the Fund may vary across asset classes, industries and sectors. When deemed by the Adviser to be relevant to its evaluation of a company’s financial performance and when applicable information is available, the Adviser considers financially material ESG issues which may impact the prospects of an issuer or long-term stock price performance of a company. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.

INVESTMENT POLICIES AND LIMITATIONS

Fundamental Policies

The Fund has adopted the following fundamental policies, which may not be changed without the approval by “vote of a majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. The 1940 Act provides that the “vote of a majority of the outstanding voting securities” of the Fund means the vote, at the annual or a special meeting of the security holders of such Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such Fund, whichever is the less.

1	Except as otherwise permitted by the 1940 Act or any applicable law, rule, order or interpretation, the Fund may not purchase any security if, as a result of that purchase, more than 25% of its total assets would be invested in securities of issuers within the same industry, except that the Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For the purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities that are not mortgage-backed securities shall not be considered part of any industry.

2	The Fund may borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

3	The Fund may issue senior securities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

4	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be deemed an underwriter under certain securities laws in purchasing or disposing of portfolio securities or in connection with investments in other investment companies.

5	The Fund may purchase or sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

6	The Fund may purchase or sell real estate or any interest therein to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

7	The Fund may make loans to the extent permitted by the 1940 Act or any applicable law,

8	The Fund may not make any investment inconsistent with its classification as a “diversified company”, as defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.

Additional Information About the Investment Policies and Limitations

Summary of 1940 Act Restrictions on Certain Activities. The following is not part of the fundamental policies of the Fund but provides additional information regarding certain of these policies. Certain of the Fund’s fundamental policies set forth above permit the Fund to make investments or engage in transactions to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation, or prohibit transactions except to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation. To the extent the 1940 Act or the rules, orders, or interpretations thereunder may, in the future, be amended or otherwise revised to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies. Similarly, with respect to Investment Policy No. 8, the Fund may rely on greater flexibility provided by the 1940 Act or interpretations, modifications or as applied by the SEC or its staff.

■         Concentration – According to the present interpretation by the SEC, a fund has concentrated its investments in the securities of issuers primarily engaged in any particular industry if the fund’s holdings in the securities in such issuers comprise more than 25% of the fund’s total assets. These limits do not apply to securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. However, for purposes of the Fund’s concentration policy as set forth in Investment Policy No. 1., obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities that are not mortgage-backed securities shall not be considered part of any industry.

■         Borrowing money – The 1940 Act permits the Fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the Fund has elected to treat all such transactions as derivatives transactions for purposes of the SEC rule allowing the Fund to enter into reverse repurchase agreements and similar financing transactions.

■         Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but an SEC rule allows the Fund to engage in certain types of transactions (such as short sales, buying and selling financial futures contracts and other derivative instruments and selling put and call options) notwithstanding this prohibition and deems certain when issued, forward-settling         and non-standard settlement cycle securities transactions not to involve a senior security, subject to compliance with the conditions of the rule. The fundamental policy relating to senior securities allows the Fund to operate in reliance upon this rule.

■         Real Estate – The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.

■         Making loans (Lending) – Under the 1940 Act, an open-end fund may loan money or property to persons who do not control and are not under common control with the Fund, except that the Fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that the Fund may not lend portfolio securities representing more than one-third of the Fund’s total asset value. The Fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily.

■         Diversification – Under the 1940 Act, a “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.

The percentage limitations contained in the fundamental policies apply at the time of purchase of securities. Unless otherwise required by the 1940 Act (as is the case with borrowing), a later change in percentage resulting from changes in the value of the Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. Future portfolios of the Trust may adopt different limitations.

For purposes of policies adopted in accordance with Rule 35d-1 under the 1940 Act, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

Tax Diversification. Whether diversified or non-diversified, the Fund will satisfy the diversification requirements for tax treatment as a RIC. As a result, the Fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or of one or more “qualified” publicly traded partnerships.

Unusual Market Conditions. The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, Adviser, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

The Trust provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its reports filed on Form N-CSR, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT. The Fund’s portfolio holdings will be available on the Fund’s public website, www.eatonvance.com, after the Fund commences operations.

The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the NYSE and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the NYSE necessary to maintain the listing of shares of the Fund will continue to be met. The NYSE may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the NYSE, makes further dealings on the NYSE inadvisable. The NYSE will also remove shares of the Fund from listing and trading upon termination of the Fund. As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges. The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

CREATIONS AND REDEMPTIONS OF SHARES

The Trust issues and sells shares of the Fund only in Creation Units. The Fund issues and sells shares, generally in exchange for cash, or in certain circumstances, a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), if any, on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

A transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time, and the Fund may waive all or a portion of its transaction fee. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

In its discretion, the Adviser reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is each day the NYSE and the Trust are open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Fund’s Distributor to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants (as defined below) based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Fund Deposit

The consideration for purchase of Creation Units may consist of Deposit Securities and/or the Cash Component. Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may be different than the portfolio of securities such Fund will deliver upon redemption of Fund shares.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments, as described below, in order to effect purchases of Creation Units of that Fund until such time as the next-announced composition of the Fund Deposit is made available.

Procedures of Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC (“DTC Participant”).

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the Transfer Agent (as defined below) no later than the closing time of the regular trading session of the exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Participant Agreement and/or applicable order form. On days when the exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Trust.

Orders for Creation Units that are affected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Acceptance of Creation Orders

The Trust reserves the right to reject a creation order transmitted to it by the Distributor, for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Portfolio Trading by Authorized Participants

When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind. Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing, and a variety of other factors. An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker dealer receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker dealer receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions, or other costs).

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash-only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described above. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Deposit Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Regular Foreign Holidays

The Trust may effect deliveries of Creation Units and portfolio securities on a basis other than the normal settlement periods in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within the normal settlement periods is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Trust, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of the Fund may trade on days that the Fund’s Listing Exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

ACCOUNT POLICIES AND FEATURES

Valuation of Shares

The Fund’s NAV per share is determined by dividing the total of the value of the Fund’s investments and other assets, less the value of any liabilities attributable to the Fund, by the total number of outstanding shares of the Fund. For the purpose of calculating the NAV per share of the Fund, investments are valued under valuation procedures approved by the Board of Trustees.

In the calculation of the Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market.

With respect to investments that do not have readily available market quotations, the Board of Trustees has designated the Adviser as the valuation designee to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determined that a market quotation is not accurate or reliable, fair value for the security or other asset will be determined in good faith using procedures approved by the Board of Trustees.

The Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV.

For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Certain of the Fund’s portfolio securities may be valued using as an input evaluated prices provided by an approved outside pricing service. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures approved by the Board of Trustees. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. In certain cases where a valuation is not available from any of the approved pricing services, then a quote from a broker or dealer may be used.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an approved outside pricing service or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith using methods approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

In general, fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When there is no public market or possibly no market at all for an asset, fair value represents, in general, a good faith approximation of the current value of an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by the Fund from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund except where allocations of expenses can otherwise be fairly made.

The Fund relies on various sources to calculate its NAV. The ability to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third-party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of the Trust consists of 11 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. None of the Trustees have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Trustees are the “non-interested” or “Independent” Trustees of the Trust as defined under the 1940 Act.

Board Structure and Oversight Function

The Board’s leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Trust between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Trust and Trust shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Trust’s activities and associated risks. The Board of Trustees has established six standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee, which are each comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Trust. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Trust’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Trust’s Chief Compliance Officer, members of the Trust’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Trust’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Trust’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Trust officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Trust’s operations and related risks.

Management Information

Trustees. The Trust seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Information about the Trust’s Governance Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”

The Trustees of the Trust, their birth years, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (described below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below (as of January 1, 2025). The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Chairperson of the Compliance and Insurance Committee (2015-2024) and Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de L’Ordre National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	83	Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Frances L. Cashman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1961	Trustee	Since February 2022	Formerly, Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (2021-2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	84	Trustee and Member of Advancement and Investment Committee, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Formerly, Trustee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (2017-2023); Formerly Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012–2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).
Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	83	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-2024); Director of various non-profit organizations.

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since January 2015	Interim Vice President for Investment Management of Dominion Energy (since September 2024); Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Chief Executive Officer, Virginia Commonwealth University Investment Company (2015-2024), Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	84	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).
Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959	Trustee	Since June 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988-1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988; Equity Derivatives Trading, Lehman Brothers (1983-1986)	84	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	84	Director, Witt/Kieffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	84	Director, Ingram Micro Holding Corporation and Member, Nominating and Corporate Governance Committee (since October 2024); Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	83	Director of NVR, Inc. (home construction).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958	Trustee	Since August 2006	Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	83	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960	Trustee	Since January 2017	Chairperson of the Compliance and Insurance Committee; Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	84	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc.

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	83	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Trust, their birth years, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of January 1, 2025).

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.
Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021	Managing Director of the Adviser (since January 2024) and Chief Compliance officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 – December 2020).
Francis J. Smith 750 7th Ave New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary and Chief Legal Officer	Since June 1999	Managing Director (since 2018) and Chief Legal Officer (since 2016) of the Adviser and various entities affiliated with the Adviser; Secretary (since 1999) and Chief Legal Officer (since 2016) of various Morgan Stanley Funds.
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017	Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).
Allyson Wallace 1585 Broadway New York, NY 10036 Birth Year: 1978	Vice President, Morgan Stanley ETF Trust	Since September 2024	Managing Director and Global Head of ETF Capital Markets at Morgan Stanley Investment Management (since March 2022); Global Head of Fixed Income Product Architecture & Platform for iShares at BlackRock Investments, LLC (September 2020 – March 2022); Co-Head of ETF Global Markets Americas for iShares at BlackRock Investments, LLC (April 2010 – September 2020).
Brian Weinstein 1585 Broadway New York, NY 10036 Birth Year: 1978	Vice President, Morgan Stanley ETF Trust	Since September 2024	Managing Director and Head of Global Markets at Morgan Stanley Investment Management (since March 2018); Co-Founder and Chief Investment Officer at Blue Elephant Capital Management, LLC (September 2014 – April 2023); Head of Fundamental Institutional Fixed Income at BlackRock Investments, LLC (June 1998 – June 2014).

*	This is the earliest date the Officer began serving the Morgan Stanley Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or who are officers of its affiliates serve as assistant secretaries of the Trust: Jordan Beksha, Nicholas Di Lorenzo and Francesca Mead.

It is a policy of the Trust’s Board that each Trustee shall invest in any combination of the Morgan Stanley Funds that the Trustee determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP), which may include, for Independent Trustees, shares (if any) deemed to be beneficially owned through a deferred compensation plan, as of December 31, 2024 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2024)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2024)
Independent:
Frank L. Bowman	None	Over $100,000
Frances L. Cashman	None	Over $100,000
Kathleen A. Dennis	None	Over $100,000
Nancy C. Everett	None	Over $100,000
Richard G. Gould	None	Over $100,000
Eddie A. Grier	None	Over $100,000
Jakki L. Haussler	None	Over $100,000
Manuel H. Johnson	None	Over $100,000
Michael F. Klein	None	Over $100,000
Patricia A. Maleski	None	Over $100,000
W. Allen Reed	None	Over $100,000

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

As of [ ], 2025, the Trustees and officers of the Trust, as a group, owned less than 1% of any class of the outstanding shares of beneficial interest of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has six committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the retail Morgan Stanley Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust’s system of internal controls and reviewing the valuation process. The Trust has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Trust are Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler. None of the members of the Trust’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Trust (with such disinterested Trustees being “Independent Trustees” or individually, an “Independent Trustee”). Each Independent Trustee is also “independent” from the Trust under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Trust is Jakki L. Haussler.

The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to the Trust’s Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust’s Board of Trustees and any Board committees and oversees periodic evaluations of the Trust’s Board and its committees. The members of the Governance Committee of the Trust are Kathleen A. Dennis, Manuel H. Johnson, Michael F. Klein, Patricia A. Maleski and W. Allen Reed, each of whom is an Independent Trustee. In addition, W. Allen Reed (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Kathleen A. Dennis.

The Trust does not have a separate nominating committee. While the Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Trust. Persons recommended by the Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Trust and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Kathleen A. Dennis, Patricia A. Maleski, and Richard G. Gould, each of whom is an Independent Trustee. The Chairperson of the Compliance and Insurance Committee is Patricia A. Maleski.

The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee oversee the Trust’s portfolio investment process and review the performance of the Trust’s investments. The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee also recommend to the Board to approve or renew the Trust’s Investment Advisory, Sub-Advisory and Administration Agreements. Each Investment Committee focuses on the Trust’s primary areas of investment, namely equities, fixed income, liquidity and alternatives. Kathleen A. Dennis, Nancy C. Everett, Richard G. Gould, Eddie A. Grier, Jakki L. Haussler and Michael F. Klein are members of the Equity Investment Committee. The Chairperson of the Equity Investment Committee is Nancy C. Everett. Frank L. Bowman, Frances L. Cashman, Manuel H. Johnson,and Patricia A. Maleski are members of the Fixed Income, Liquidity and Alternatives Investment Committee. The Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee is Manuel H. Johnson.

The Risk Committee assists the Board in connection with the oversight of the Trust’s risks, including investment risks, operational risks and risks posed by the Trust’s service providers as well as the effectiveness of the guidelines, policies and processes for monitoring and mitigating such risks. The members of the Risk Committee of the Trust are Frances L. Cashman, Manuel H. Johnson, Michael F. Klein and W. Allen Reed, each of whom is an Independent Trustee. The Chairperson of the Risk Committee is Michael F. Klein.

During the Trust’s fiscal year ended September 30, 2024, the Board of Trustees held the following meetings:

Board of Trustees/Committee/Sub-Committee	Number of Meetings
Board of Trustees	7
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Equity Investment Committee	5
Fixed Income, Liquidity and Alternatives Investment Committee	5
Risk Committee	4

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he formerly served as Chairperson of the Compliance and Insurance Committee and Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee. Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as Chairman of the Board of Trustees of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a former member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Ordre National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With more than 30 years of experience in the financial services industry, Ms. Cashman possesses valuable insights and expertise regarding governance, marketing, communications, and strategy. Ms. Cashman previously served as Chief Executive Officer of the Asset Management Portfolio of Delinian Ltd. Prior to that, Ms. Cashman spent over 20 years at Legg Mason & Co., ultimately serving as Executive Vice President and Global Head of Marketing and Communications. She has gained valuable experience as Director of two investment management entities and as a distribution leader reporting to boards of other mutual funds. In addition, Ms. Cashman also serves as Trustee for the Georgia Tech Foundation. In addition, Ms. Cashman also serves as a Trustee and Member of the Advancement and Investment Committees of Cristo Rey Jesuit High School.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Governance Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management. Ms. Dennis also formerly served as a Director on the Board of the Mutual Funds Director Forum.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. Ms. Everett serves as the Chairperson of the Equity Investment Committee. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With over 30 years of global experience in the financial services industry, Mr. Gould brings extensive expertise in managing and developing diverse businesses within financial organizations. Mr. Gould’s approach to management combines strategic perspective with deep global operations experience. Throughout his career in finance, he has held executive positions at firms including Lehman Brothers, Morgan Stanley, Information Services Group (ISG), Bloomberg LP, and CLSA Americas (CLSA). Mr. Gould began his career as an equity derivatives options trader at Lehman Brothers. He then transitioned to Morgan Stanley to start its Non-US Derivatives and Global Portfolio trading business, where he eventually became a Managing Director and held a diverse set of senior positions, heading the firm’s various business lines in New York, London, and Tokyo. After his tenure with Morgan Stanley, Mr. Gould began a new venture as a Founding Member and Executive Vice President of ISG, a special purpose acquisition company. After successfully taking ISG public, Mr. Gould joined Bloomberg Tradebook as its Head of Global Sales and built a sales organization around the firm’s fixed income, equities derivatives, FX products, and logarithmic trading platform. Mr. Gould next held Chairman, CEO, and other executive roles within CLSA and its global affiliates. At CLSA, he provided strategic leadership for the company and its affiliates, establishing and implementing long range goals, strategies, plans, and policies. He was also a member of the CLSA Global Management Committee and the CLSA Broking Executive Committee, further contributing to his governance experience.

During the course of a career spanning more than 40 years in both academia and industry, Mr. Grier has gained substantial experience in management, operations, finance, marketing, and oversight. Mr. Grier is the Dean of Santa Clara University’s Leavey School of Business. Prior to that, Mr. Grier was the Dean of the Virginia Commonwealth University School of Business. Before joining academia, Mr. Grier spent 29 years at the Walt Disney Company where he served in various leadership roles, including as President of the Disneyland Resort. Mr. Grier also gained substantial oversight experience serving on the boards of Sonia Senior Living, Inc. (formerly, Capital Senior Living Corporation), NVR, Inc., and Middleburg Trust Company. In addition, Mr. Grier currently serves as Regent of University of Massachusetts Global. Mr. Grier is also a Certified Public Accountant. Mr. Grier formerly served as a Director of Witt/Kieffer, Inc., and Director of NuStar GP, LLC.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Trust’s Board, where she serves as the Chairperson of the Audit Committee. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive). The Board has determined that Ms. Haussler is an “audit committee financial expert” as defined by the SEC.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he currently serves as the Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee and formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein is the Chairperson of the Risk Committee. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as a Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies, including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Compliance and Insurance Committee. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.

The Trustees’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

The Board has adopted a policy that Board members are expected to retire no later than the end of the year they reach the age of 78. The Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Board members to continue serving in Chair or Chair-related roles beyond the retirement age. Current Board members who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on the Board until the end of the year in which they turn 80 years of age.

Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds

The Independent Trustees and the Trust’s management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of the fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of the fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification

The Trust’s Amended and Restated Declaration of Trust provides for indemnification by the Trust and each series to the fullest extent permitted by law of “covered persons” thereunder against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, subject to certain conditions. Trustees, officers, and employees of the Trust are indemnified under the Declaration of Trust but, to the extent required under the 1940 Act, no indemnification shall be provided under the Trust’s Amended and Restated Declaration of Trust to any such person if that person is adjudicated to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Trust’s Amended and Restated Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Amended and Restated Declaration of Trust protects a Trustee against liability to the Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee.

Shareholder Communications

Shareholders may send communications to the Trust’s Board of Trustees. Shareholders should send communications intended for the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Trustee (except for the Chair of the Boards) receives an annual retainer fee of $350,000 ($335,000 prior to January 1, 2025) for serving as a Trustee of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Risk Committee Chairperson, the Equity Investment Committee Chairperson and Fixed Income, Liquidity and Alternatives Investment Committee Chairperson each receive an additional annual retainer fee of $50,000, the Governance Committee Chairperson receives an additional annual retainer fee of $60,000 ($50,000 prior to January 1, 2025) and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $65,000. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the Morgan Stanley Funds. The Chair of the Boards receives a total annual retainer fee of $630,000 for his services provided to each Board.

The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust for their services as a Trustee.

The Trust has a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

The following table shows aggregate compensation payable to each of the Trust’s Trustees from the Trust for the fiscal year ended September 30, 2024 and the aggregate compensation payable to each of the Trust’s Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2024.

Compensation1

Name:	Aggregate Compensation From the Trust[2]	Total Compensation From Trust and Fund Complex Paid to Trustee[3]
Frank L. Bowman	$2,304	$400,000
Frances L. Cashman[2,3]	1,846	335,000
Kathleen A. Dennis	2,218	385,000
Nancy C. Everett	2,215	385,000
Richard G. Gould[4]	1,406	195,417
Eddie A. Grier	1,928	335,000
Jakki L. Haussler	2,388	415,000
Manuel H. Johnson	2,218	385,000
Michael F. Klein[2,3]	2,200	385,000
Patricia A. Maleski	1,928	335,000
W. Allen Reed[3]	3,629	630,000

1	Includes all amounts paid for serving as director/trustee of the funds in the Fund Complex, as well as serving as Chair of the Boards or a Chairperson of a Committee.

2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year. The following Trustees deferred compensation from the Trust during the fiscal year ended September 30, 2024: Ms. Cashman, $956 and Mr. Klein, $2,200.

3	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2024 before deferral by the Trustees under the DC Plan. As of December 31, 2024, the value (including interest) of the deferral accounts across the Fund Complex for Ms. Cashman and Messrs. Klein and Reed pursuant to the deferred compensation plan was $363,270, $4,541,878 and $4,290,930, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

4	Mr. Gould became a member of the Board of Trustees on June 1, 2024.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved a Code of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Trust, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley and the Adviser are located at 1585 Broadway, New York, NY 10036. As of December 31, 2024, the Adviser, together with its affiliated asset management companies, had approximately $1.7 trillion in assets under management or supervision. The Adviser provides investment advice and portfolio management services pursuant to an Management Agreement (the “Agreement”) and, subject to the supervision of the Trust’s Board of Trustees, makes or oversees the Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund’s investments.

The Fund paid no management fees as of the date of this SAI because the Fund had not yet commenced operations.

The following table reflects the contractual management fee for the Fund.

Fund	Contractual Rate of Management Fees
Eaton Vance Mortgage Opportunities ETF	0.45%

It is currently anticipated that, effective on or about August 1, 2025, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. Accordingly, the information shown below is for the Predecessor Fund.

The Adviser provided investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Trust’s Board of Trustees, made or oversaw the Predecessor Fund’s day-to-day investment decisions, arranged for the execution of portfolio transactions and generally managed the Predecessor Fund’s investments.

The following table reflects for the Predecessor Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended October 31, 2022, 2023 and 2024. The Predecessor Fund operated pursuant to a different fee structure and fiscal year than the Fund.

Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
2022	2023	2024	2022	2023	2024	2022	2023	2024
$522,450	$667,288	$1,400,899	$300,524	$334,858	$230,032	$11,852	$10,075	$23,131

The Agreement was approved for an initial two-year period on March 12-13, 2025 and continues for successive one year periods, only if each renewal is specifically approved by the Trust’s Board in accordance with the 1940 Act, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance for the Fund shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. If the holders of any Fund fail to approve the Agreement, the Adviser may continue to serve as investment adviser to the Fund that approved the Agreement, and to any Fund that did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Fund without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Trust on 60 days’ written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days’ written notice to the Trust.

The Board of Trustees of the Trust has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business. The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Trust is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Adviser.

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Trust’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Trust’s proxy voting record is also available without charge on the SEC’s web site at http://www.sec.gov.

Principal Underwriter

Foreside Fund Services, LLC (the “Distributor”) with principal offices at 3 Canal Plaza Suite 100, Portland, ME 04101, acts as the exclusive principal underwriter with respect to the continuous offering of the Fund’s shares pursuant to the Distribution Agreement. The Distribution Agreement continues in effect for a period more than two years so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement provides that the Trust will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Fund Administration

JPMorgan Chase Bank N.A. (“JPMorgan”) with principal offices at 1111 Polaris Parkway Columbus, OH 43240 provides administrative services to the Fund pursuant to a Fund Services Agreement (the “Administration Agreement”).

The Adviser provided administrative services to the Predecessor Fund pursuant to an Administration Agreement dated as of January 1, 2014 (the “Predecessor Administration Agreement”). For its services under the Predecessor Administration Agreement, the Predecessor Fund paid the Adviser a monthly fee which on an annual basis was equal to 0.08% of the average daily net assets of the Predecessor Fund. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended October 31, 2022, 2023 and 2024, the Predecessor Fund paid compensation under the Predecessor Administration Agreement as follows (no administration fees were waived):

Compensation Paid for the Fiscal Year Ended October 31,
2022	2023	2024
$142,098	$172,293	$281,542

Custodian

JPMorgan (the “Custodian”), located at 1111 Polaris Parkway Columbus, OH 43240, acts as the Trust’s custodian. JPMorgan is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, JPMorgan has contracted with various foreign banks and depositaries in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. In the selection of foreign sub-custodians, the Trustees or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Trust, and the reputation of the institution in the particular country or region.

Dividend Disbursing and Transfer Agent

JPMorgan (the “Transfer Agent”), located at 1111 Polaris Parkway Columbus, OH 43240, provides dividend disbursing and transfer agency services for the Trust.

Portfolio Managers

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

■	Cash Bonus.

■	Deferred Compensation:

■	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

■	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

■	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

■	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

■	Revenue and profitability of the Firm

■	Return on equity and risk factors of both the business units and Morgan Stanley

■	Assets managed by the portfolio manager

■	External market conditions

■	New business development and business sustainability

■	Contribution to client objectives

■	Team, product and/or MSIM and its affiliates that are investment advisers performance

■	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one-, three- and five-year periods)

■	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Other Accounts Managed by Portfolio Managers as of [  ], 2025

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee they receive from the Trust, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Trust. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Trust invests, the Adviser could be seen as harming the performance of the Trust for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts		Number of Accounts	Total Assets in the Accounts		Number of Accounts	Total Assets in the Accounts
Gregory Finck	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]
Matthew Buckley	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]
Andrew Szczurowski, CFA	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]
Brandon Matsui, CFA	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]

Securities Ownership of Portfolio Managers

Because the Fund had not yet commenced operations, as of [  ], 2025, none of the portfolio managers owned any shares of the Fund.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Fund’s independent registered public accounting firm and provides audit and audit-related services, and assistance in connection with various SEC filings.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Trust’s legal counsel.

Securities Lending

The Fund may lend its securities through a securities lending agent to certain qualified borrowers. The securities lending agent of the Trust administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. The securities lending agent also marks-to-market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. The securities lending agent may also invest cash received as collateral in pre-approved investments. The securities lending agent maintains records of loans made and income derived therefrom and makes available such records that the Trust deems necessary to monitor the securities lending program.

It is currently anticipated that, effective on or about August 1, 2025, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. Accordingly, the information shown below is for the Predecessor Fund.

The Predecessor Fund did not earn income or incur any costs or expenses relating to its securities lending program during its most recent fiscal year ended October 31, 2024.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

Revenue Sharing

The Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to certain affiliated entities of the Adviser (“Affiliated Entities”) and to certain unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser may pay additional compensation to Affiliated Entities and other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Affiliated Entity or other Intermediary, providing assistance in the ongoing education and training of the Affiliated Entity’s or Intermediary’s financial personnel, furnishing marketing support, maintaining share balances, and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. With respect to Affiliated Entities, these payments, which are paid in accordance with the applicable compensation structure, may include an ongoing annual fee in an amount up to 0.10% of the total average NAV in respect of the applicable period of shares of the Fund held in the applicable accounts. The prospect of receiving, or the receipt of, additional compensation, as described above, by Affiliated Entities or other Intermediaries may provide Affiliated Entities and such Intermediaries, and/or their financial advisers or other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Affiliated Entity or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.

Other Payments to Intermediaries

The Adviser may also make payments, out of its own assets and not as an expense to the Fund, to Intermediaries to offset certain nominal expenses of Intermediaries related to setup, connectivity or other technological maintenance of the Intermediary’s investment platform and/or the provision of services with respect to the Fund or share class on an Intermediary’s investment platform. Investors may wish to take such payment arrangements into account when considering an investment in Fund shares.

BROKERAGE PRACTICES

Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker-dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with an Authorized Participant in its capacity as broker-dealer, a broker-dealer that is affiliated with the Authorized Participant, or a third-party broker-dealer. Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant, its affiliated broker-dealer or a third-party broker-dealer to purchase or sell the portfolio securities, as applicable. The executing broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Price Guarantee”). Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

On occasion, the Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser selects broker-dealers for the execution of transactions for the Fund in accordance with their duty to seek “best execution” (i.e., the most favorable terms of execution). In seeking best execution, the Adviser is not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Adviser’s reasonable judgment, (i) the total costs or proceeds from the transaction might be less favorable than may be obtained elsewhere; (ii) a higher commission is justified by the brokerage and research services provided by the broker-dealer that fall within the safe harbor of Section 28(e) of the 1934 Act or otherwise is permitted under applicable law; or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security or minimum credit quality requirements to transact business with a particular broker-dealer. The research services received include services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

When effecting transactions on behalf of the Fund, the Adviser may trade with any broker-dealer on their list of approved broker-dealers. Approved broker-dealers have met criteria as established by the Adviser’s Cross-Asset Risk team (“GRA-X”). GRA-X reviews and approves broker-dealers periodically to determine whether broker-dealers on the approved list continue to meet such criteria. The approval lists are reported quarterly to the Adviser’s Counterparty Governance Committee. When selecting an approved broker-dealer (including an affiliate) to execute securities transactions, the following factors may be considered: (i) best available price; (ii) reliability, integrity and reputation in the industry (which may include a review of financial information and creditworthiness); (iii) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (iv) knowledge of and access to the markets for the securities being traded; (v) potential ability to obtain price improvement; (vi) ability to maintain confidentiality; (vii) ability to handle non-traditional trades; (viii) commission and commission-equivalent rates; (ix) technology infrastructure; (x) clearance and settlement capabilities; (xi) the size of the trade relative to other trades in the same instrument; (xii) ability of a counterparty to commit its capital to the Fund’s trade and its access to liquidity; (xiii) counterparty restrictions associated with a portfolio, including regulatory trading, documentation requirement or any specific clearing broker-dealer requirements; (xiv) client-directed execution; (xv) client-specific restrictions; and (xvi) such other factors as may be appropriate.

Subject to the duty to seek best execution, the Adviser uses a portion of the commissions generated when executing client transactions to acquire brokerage and research services that aid in fulfilling investment decision-making responsibilities in accordance with Section 28(e) and applicable law. Commissions paid to broker-dealers providing brokerage and research services may be higher than those charged by other broker-dealers. Subject to applicable law, the Adviser receives a benefit when using client commissions to obtain brokerage and research services because the Adviser does not have to produce or pay for the brokerage research services itself. Therefore, the Adviser has an incentive to select or recommend a broker-dealer based on its interest in receiving brokerage and research services, rather than solely on its clients’ interest in obtaining the best price.

The Adviser has adopted policies and procedures designed to help track and evaluate the benefits received from brokerage and research services, as well as to track how much clients pay above the amount that broker-dealers from which the Adviser receives brokerage and research services may have charged solely for execution of such trades. The Adviser utilizes a voting system to assist in making a good faith determination of the value of brokerage and research services it receives in accordance with Section 28(e) and applicable law. In many cases, these involve subjective judgments or approximations. The Adviser has established a process for budgeting research costs and allocating such costs across client accounts.

The Adviser and certain other affiliated advisers have entered into commission sharing arrangements (“CSAs”) with executing brokers (“CSA Partners”) and a third-party vendor (“CSA Aggregator”). Pursuant to these arrangements, and under the Adviser’s supervision, the CSA Partners and CSA Aggregator track execution and research commissions separately and pool and distribute research credits in accordance with the policies and procedures discussed above to approved research providers (which may include executing brokerage firms or independent research providers (“Approved Research Providers”)) that provide brokerage and research services. The CSA Aggregator also reconciles research credits from trades with CSA Partners, and pays Approved Research Providers and provides other related administrative functions. In addition, a CSA Partner may provide the Adviser with proprietary research it has developed and, upon instruction, may retain research commission credits as compensation for the provision of such proprietary research services. The Adviser believes that these arrangements allow it to monitor the amount of trading costs that are attributable to execution services on the one hand and other brokerage and research services on the other.

Transactions that generate research credits include equity transactions executed on an agency basis or via a riskless principal transaction where the executing broker-dealer receives a commission. The Adviser does not use CSAs or otherwise have arrangements to pay for brokerage and research services with client commissions in connection with trading fixed-income securities. Consistent with long-standing industry practice in the fixed-income markets, however, the Adviser, subject to applicable law, may receive brokerage and research services and other information, including access to fixed-income trading platforms that dealers provide for no charge to their customers in the ordinary course of business. Fixed-income instruments typically trade at a bid/ask spread and without an explicit brokerage charge. While there is not a formal trading expense or commission, clients will bear the implicit trading costs reflected in these spreads.

The Adviser may receive “mixed use” products and services from an Approved Research Provider, where a portion of the product or service assists in its investment decision-making process in accordance with Section 28(e) and a portion may be used for other purposes. Where a product or service has a mixed use, the Adviser will make a reasonable allocation of its cost according to its use and will use client commissions to pay only for the portion of the product or service that assists in its investment decision-making process. The Adviser may have an incentive to allocate the costs to uses that assist in its investment decision-making process because the Adviser may pay for such costs with client commissions rather than its own resources. To the extent the Adviser receives “mixed use” products and services, the Adviser will allocate the anticipated costs of a mixed use product or service in good faith and maintain records concerning allocations in order to mitigate such conflicts.

Client accounts that pay a greater amount of commissions relative to other accounts may bear a greater share of the cost of brokerage and research services than such other accounts. The Adviser may use brokerage and research services obtained with brokerage commissions from some clients for the benefit of other clients whose brokerage commissions do not pay for such brokerage and research services. The Adviser may also share brokerage and research services with its affiliated advisers, and the clients of its affiliated advisers may receive the benefits of such brokerage and research services. These arrangements remain subject to the Adviser’s overall obligation to seek best execution for client trading.

The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are, such as Morgan Stanley Investment Management Limited; accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that participate in CSAs and will pay for research services received with respect to MiFID II client accounts from its own resources. The Adviser and affiliated advisers subject to MiFID II may separately pay for fixed-income research from their own resources. Following its withdrawal from the EU on January 31, 2020, the United Kingdom has entered a transition period, during which EU law (including MiFID II) will continue to apply in the United Kingdom. Following the transition period, investment managers in the United Kingdom may still be required to comply with certain MiFID II equivalent requirements in accordance with the handbook of rules and guidance issued by the Financial Conduct Authority.

When permitted under applicable law, portfolio managers generally will aggregate orders of their clients for the same securities in a single order so that such orders are executed simultaneously in order to facilitate best execution and to reduce brokerage costs. The Adviser effects aggregated orders in a manner designed to ensure that no participating client is favored over any other client.

In general, accounts that participate in an aggregated order will participate on a pro rata or other objective basis. Pro rata allocation of securities and other instruments will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the aggregated order. However, the Adviser may allocate such securities and other instruments using a method other than pro rata if their supply is limited, based on differing portfolio characteristics among accounts or to avoid odd lots or small allocations, among other reasons. These allocations are made in the good faith judgment of the Adviser with a goal of seeking to ensure that fair and equitable allocation occurs over time. There may be times that the Adviser is not able to aggregate orders because of applicable law or other considerations when doing so might otherwise be advantageous.

Portfolio Trading by Authorized Participants

When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.

Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Trust may use broker-dealer affiliates of the Adviser to effect Fund brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Trust’s Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Trust is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund’s Adviser.

Because the Fund has not commenced operations, the Fund has not affected any principal transactions with Morgan Stanley & Co. LLC. During the fiscal years ended October 31, 2022, 2023 and 2024, the Predecessor Fund did not effect any principal transactions with Morgan Stanley & Co. LLC.

Brokerage Commissions Paid

During the fiscal years ended September 30, 2023 and 2024, the Trust paid brokerage commissions of approximately $31,939 and $96,824, respectively. During the fiscal years ended September 30, 2023 and 2024, the Trust paid in the aggregate $0 and $902, respectively, as a brokerage commission to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended September 30, 2024, the brokerage commissions paid to Morgan Stanley & Co. LLC  and/or its affiliated broker-dealers represented approximately 0.93% of the total brokerage commissions paid by the Trust during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.00% of the aggregate dollar value of all portfolio transactions of the Trust during the period for which commissions were paid.

It is currently anticipated that, effective on or about August 1, 2025, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. Accordingly, the information shown below is for the Predecessor Fund.

During the fiscal years ended October 31, 2022, 2023 and 2024, the Predecessor Fund paid a total of $11,850, $25,259 and $27,196, respectively, in brokerage commissions.

During the fiscal years ended October 31, 2022, 2023 and 2024, the Predecessor Fund did not pay any brokerage commissions to an affiliated broker or dealer.

Regular Broker-Dealers

It is currently anticipated that, effective on or about August 1, 2025, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. Accordingly, the information shown below is for the Predecessor Fund.

During the fiscal year ended October 31, 2024, the Predecessor Fund did not purchase any securities issued by issuers who were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At October 31, 2024, the Predecessor Fund did not own any securities issued by any of such issuers.

Portfolio Turnover

The Fund generally does not invest for short-term trading purposes; however, when circumstances warrant, the Fund may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Fund to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Trust History

Morgan Stanley ETF Trust is an open-end, management investment company established under Delaware law as a Delaware statutory trust on May 31, 2016.

Description of Shares and Voting Rights

Fund shares will trade on an Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 20,000 shares.

Under the Trust’s Amended and Restated Declaration of Trust, dated as of September 28, 2022 (“Declaration of Trust”), the Trustees have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the shareholders of any series, to, among other things, (i) divide the beneficial interest in each series into shares, with or without par value as the Trustees shall determine (provided that unless the Trustees shall otherwise determine, all shares shall have a par value of $0.001), (ii) to issue shares without limitation as to number (including fractional shares and shares held in the treasury), to such persons and for such amount and type of consideration, including cash or securities (or any combination thereof), at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish, designate and classify and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each series as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing series and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to classify or reclassify or to change in any manner any shares of the Trust or any series into shares of one or more series (whether the shares to be classified, reclassified or changed are issued and outstanding or unissued and whether such shares constitute part or all of the shares of the Trust or such series), (v) to dissolve and terminate any one or more series thereof and (vi) to take such other action with respect to the shares of the Trust or any series as the Trustees may deem desirable. The Declaration of Trust provides that all liabilities held with respect to a particular series shall be enforceable against the assets held with respect to such series only and not against the assets of the Trust generally or against the assets held with respect to any other series and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series thereof shall be enforceable against the assets held with respect to such series, except that any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Subject to the Declaration of Trust, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. The Declaration of Trust further provides that ownership of shares shall not make any shareholder a third-party beneficiary of any contract entered into by the Trust or any series.

As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of shares of 20 Funds. Additional series may be added in the future. When issued for the consideration described in the Fund’s Prospectus, shares are fully paid and non-assessable. The Trustees have the power, however, to cause each shareholder, or each shareholder of any particular series, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem shares for any reason as determined by the Trustees, in their sole discretion.

The 1940 Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriter contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of shareholders, either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value of the share determined at the close of business on the record date shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. In the absence of any designation to the contrary, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. The Trust is not required to hold annual meetings of shareholders for the election of Trustees or the transaction of any other business except as required by the 1940 Act or other applicable federal law, or as otherwise determined by the Trustees, in their sole discretion, and the Trust does not intend to hold such meetings. All shares of the Trust then entitled to vote shall be voted in aggregate on any matters submitted to a vote of the shareholders, except (i) when required by the 1940 Act, shares shall be voted by individual series and (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series thereof, may be called by the Trustees, certain officers or upon the request of shareholders as provided in the Trust’s By-Laws. A meeting of shareholders will be held to vote on the removal of a Trustee or Trustees if requested in writing by holders of not less than 10% of the outstanding shares of the Trust. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters set forth in the Declaration of Trust and such other matters as the Trustees may otherwise consider necessary or desirable in their sole discretion. The Trust’s By-Laws provide that Trustees shall be elected by a vote of a plurality of the votes cast by shareholders present in person or by proxy and all other matters shall be decided by a majority of the votes cast by shareholders present in person or by proxy, provided that, if the matter to be voted on is one for which an express provision of the 1940 Act requires a different vote, then such matter shall be decided by the vote required by the 1940 Act.

The Declaration of Trust provides for indemnification of “covered persons” of the Trust as described in “Management of the Trust—Trustee and Officer Indemnification” above. Under Delaware Law, the shareholders of a series are not generally subject to liability for the debts or obligations of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. The Declaration of Trust also provides that neither the Trust nor the applicable series shall be responsible for satisfying any obligation arising from such a claim that has been settled by a shareholder without the prior written notice to, and consent of, the Trust. The Declaration of Trust further provides that, except as otherwise specifically provided in the Declaration of Trust or By-Laws of the Trust, the Trust shall have no obligation to indemnify or hold harmless any shareholder against any loss or expense arising under any circumstances whether in connection with a proceeding of any kind or otherwise.

The Declaration of Trust states that the Trust shall continue without limitation of time but the Trust may be dissolved at any time by the Trustees (without Shareholder approval) and any series may be dissolved at any time by the Trustees (without shareholder approval). In addition, the Declaration of Trust provides that the Trustees may take other actions without shareholder approval such as to (i) cause the Trust to convert to or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law), to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) sell or convey all or substantially all of the assets of the Trust or any series to another series of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected series, and that may include shares of such other series of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof), (iii) at any time sell or convert into money all or any part of the assets of the Trust or any series, (iv) cause the Trust, or any one or more of its series, to cease listing its shares on a securities exchange and to cease operating as an “exchange-traded” open-end management investment company, in reliance on certain exemptions under the 1940 Act, or (v) cause the Trust, or any one or more of its series, to modify its investment objective and/or strategy.

The Declaration of Trust and By-Laws may be amended and/or restated from time to time subject to their terms and by the Trustees. The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote or consent. However, shareholders of the Trust have the right to vote on any amendment (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.
In addition to certain requirements under Delaware law, the Declaration of Trust provides that shareholders of the Trust or any series must bring, subject to conditions set forth in the Declaration of Trust, any claim that affects all shareholders of the Trust or any series equally as a derivative claim.

Dividends and Capital Gains Distributions

The Fund’s policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of the Fund by an investor may have the effect of reducing the per share NAV of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, may be subject to income taxes.

The Fund within the Trust is treated as a separate entity (and hence, as a separate “regulated investment company”) for federal tax purposes. Any net capital gains recognized by the Fund are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Fund.

Undistributed net investment income is included in the Fund’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Fund and therefore will not be distributed as dividends. Rather, these payments on MBS will be reinvested on your behalf by the Fund.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. Distributions reinvested in additional shares of the Funds will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Fund and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Fund or shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to the Fund separately, rather than to the Trust as a whole.

Regulated Investment Company Qualification

The Fund intends to qualify and has either elected or will elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income.

For purposes of the 90% gross income test described above, dividends received by the Fund will be treated as qualifying income to the extent they are attributable to the issuer’s current and accumulated earnings and profits. Distributions in excess of the distributing issuer’s current and accumulated earnings and profits will first reduce the Fund’s basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Fund’s basis in the stock will qualify for the 90% gross income test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Fund held the stock for more than a year.

For purposes of the diversification requirement described above, the Fund will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Fund is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

If the Fund fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Fund’s current and accumulated earnings and profits, and will be eligible for the dividends received deduction for corporate shareholders and for treatment as qualified dividend income, in the case of individual shareholders.

If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

Tax Treatment of the Fund and Shareholders

The Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from the Fund’s net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by the Fund to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. It is not anticipated that any portion of the distributions by the Fund would qualify for a lower tax rate as qualified dividend income. Further, distributions by the Fund are not anticipated to be eligible for a dividends received deduction for corporate shareholders.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of the Fund’s investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 37% in the case of an individual shareholder for taxable years before 2026 and, in the case of a corporate shareholder, 21%) to the extent of the Fund’s earnings and profits. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in their Fund shares, and as a capital gain thereafter (if the shareholder holds their Fund shares as capital assets).

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a

Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any capital gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Fund as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends-received deduction for corporations.

Gains or losses on the sale of securities by the Fund held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by the Fund when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales, and its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to ensure that it distributes sufficient income such that it does not become subject to U.S. federal income or excise tax.

The Fund may hold residual interests in REMICs. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” Under Treasury regulations not yet issued, but that may apply retroactively, excess inclusion income of the Fund will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of the Fund’s assets will be residual interests in REMICs.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of the Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of the Fund will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

If the Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Reporting is required to you and the IRS annually on Form 1099-B with respect to not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The amounts of the Fund’s distributions are driven by federal tax requirements. The Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the period is negative.

Backup withholding to the U.S. Treasury may be required in an amount equal to 24% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual’s social security number or non-individual’s employer identification number); (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder’s income for such year.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

The Fund’s investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, the Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When the Fund holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a “straddle” for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by the Fund will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by the Fund.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Fund. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Fund. These gains or losses increase or decrease the amount of the Fund’s net investment income available to be distributed to its shareholders as ordinary income.

The Fund may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and the Fund may be subject to foreign income taxes with respect to other income. If more than 50% in value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. Because it is not anticipated that securities of foreign issuers will constitute more than 50% of the Fund’s total assets at the end of any taxable year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes imposed on the Fund.

The Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund generally intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (“Foreign Shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund that are reported as undistributed capital gains.

Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying U.S. source net interest income (including income from original issue discount), and that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as exempt.

Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Fund and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

The Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

Creation Units

As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creations and Redemptions.”

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Fund’s shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. Certain Fund shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. Certain ETFs create and redeem their shares principally in kind. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on an ETF’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders. There is no guarantee that these tax advantages will be realized or will materially reduce the amount of taxable capital gains distributed by the Fund to shareholders. To the extent the Fund substitutes cash in lieu of certain portfolio securities for redemption transactions, the Fund may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute such portfolio securities in-kind.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund had not commenced operations as of the date of this SAI and, therefore, the Trust does not know of any persons who own of record or beneficially 5% or more of the outstanding shares of the Fund as of that date. From time to time, an Authorized Participant, a third-party investor, the Adviser, an affiliate of the Adviser, and/or the Fund, may invest in the Fund and hold its investment for a specific period.

PERFORMANCE INFORMATION

It is currently anticipated that, effective on or about August 1, 2025, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. Accordingly, the information shown below is for the Predecessor Fund.

The average annual returns for the Class I shares of the Predecessor Fund for the 1-, 5- and 10-year periods ended October 31, 2024 and for the period since inception through October 31, 2024 are as follows:

Inception Date	1 Year	5 Years	10 Years	Life of Fund
07/28/97	13.51%	2.04%	3.43%	4.32%

The aggregate total returns for the Class I shares of the Predecessor Fund for the 1-, 5- and 10-year periods ended October 31, 2024 and for the period from inception through October 31, 2024 are as follows:

Inception Date	1 Year	5 Years	10 Years	Life of Fund
07/28/97	13.51%	10.60%	40.05%	216.75%

The average annual returns (after taxes on distributions) for the Class I shares of the Predecessor Fund for the 1-, 5- and 10-year periods ended October 31, 2024 and for the period from inception through October 31, 2024 are as follows:

Inception Date	1 Year	5 Years	10 Years	Life of Fund
07/28/97	10.98%	0.25%	1.54%	2.34%

The average annual returns (after taxes on distributions and redemptions) for the Class I shares of the Predecessor Fund for the 1-, 5- and 10-year periods ended October 31, 2024 and for the period from inception through October 31, 2024 are as follows:

Inception Date	1 Year	5 Years	10 Years	Life of Fund
07/28/97	7.94%	0.77%	1.77%	2.47%

The 30-day yield figure for the Predecessor Fund is set forth below:

Class I Fund	Period Ending 10/31/24
Morgan Stanley Mortgage Securities Trust	5.64%

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the Adviser or one of its investment adviser affiliates, the “Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, the Adviser and/or the Adviser’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Adviser or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to the Adviser in this section include the Fund’s affiliated sub-adviser (if any) unless otherwise noted.

The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by the Adviser’s investment adviser affiliates whether or not specifically identified.

Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity including for an extended period of time. The Adviser may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on the Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of the Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the Adviser or its affiliates unrelated to that of the Fund. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the Adviser, the Adviser’s investment adviser affiliates or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Morgan Stanley’s activities outside the Funds. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, the Adviser may not be able to purchase or sell such investment on behalf of the Fund including for an extended period of time, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.

Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the Adviser.

In other instances, Morgan Stanley personnel, including personnel of the Adviser, will have access to information and personnel of its affiliates. For example, the Adviser may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The Adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of the sharing of information). Also, it may adversely affect the Fund’s investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage the Fund. In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. As a result, the Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect the Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with the Adviser or personnel involved in decision-making for Affiliated Investment Accounts (including the Funds), as applicable, and the Adviser may make investment decisions for the Fund that differ from those the Adviser would have made if Morgan Stanley, or other parts, of the Adviser had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within the Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to the Funds.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the Adviser and one or more of the Adviser’s investment adviser affiliates. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by the Fund in the same investment or the Fund’s participation in a transaction with such company.

To the extent the Adviser utilizes quantitative models or risk management or optimization investment techniques, the decision on when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the Adviser or its affiliates may take for Affiliated Investment Accounts when not utilizing such techniques. This could create conflicts of interest, and it is possible that one or more accounts managed by the Adviser will achieve investment results that are substantially more or less favorable than those results achieved by the Fund.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the Adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.

In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in the Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of the Adviser and its affiliates, including the Fund, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer’s capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and the Adviser may face conflicts with respect to the interests involved. As a result, the Adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the Adviser or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that Adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal – which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between the Adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the Adviser’s investment adviser affiliates.

In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund and the Adviser may make decisions for the Fund that may be more beneficial to one type of shareholder than another.

The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the Adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including the Fund. At times, the Adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including the Fund, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the Adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the Adviser based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for the Adviser in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the Adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the Adviser’s investment adviser affiliates.

From time to time, the Adviser or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially the Fund) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially the Fund) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of the Fund potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting the Fund previously invested in the company.

Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the Adviser. The Morgan Stanley and affiliate trading desks may compete against the Adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments. For the Adviser and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department” and collectively, the “Investment Departments”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser, Distributor and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries. In certain cases, payments to broker-dealers and other Financial Intermediaries may be shared by and among the Adviser, the Distributor and their affiliates.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

The additional compensation received by a given Financial Intermediary from the Adviser and/or the Distributor may vary from the additional compensation received by the Financial Intermediary in respect of an Affiliated Investment Account managed by an affiliate of the Adviser or principally underwritten by an affiliate of the Distributor. In such circumstances, differences in the prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of one Affiliated Investment Account over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation).

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of the Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in the Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale, as further described below. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of the Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.

Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on the Fund’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with the Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, the Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

In addition, in situations where the Adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the Adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the Adviser refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the Adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which the Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, the Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which the Fund has an investment may be adverse to the Adviser’s or the Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or the Fund’s best interests. Due to the restrictions of the 1940 Act, the Fund may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund. In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on the Fund’s behalf.

Principal Investments. There may be situations in which the Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with the Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which the Fund has made an investment. Under such circumstances, the Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the Fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Fund.

Investments in Morgan Stanley Funds and Other Funds. To the extent permitted by applicable law, the Fund may invest in a fund affiliated with the Adviser or its affiliates or a fund advised by the Adviser or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds managed by the Adviser or its affiliates may pay advisory fees to the Adviser or its affiliates that are not reduced by any fees payable by such other funds to the Adviser or its affiliates as manager of such other funds (i.e., there may be fees and expenses involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which the Adviser receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Affiliated Investment Accounts (including the Funds) may, individually or in the aggregate, own a substantial percentage of the Fund. Further, the Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Adviser and/or its affiliates have ceased. Such redemptions could negatively impact the Fund’s liquidity, expenses and market price of its shares, as applicable.

Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the Adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by the Fund, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of the Fund’s investment (which will reduce the net return realized by the Fund).

Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the Adviser nor any investment sub-adviser will purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Affiliated Indexes. Affiliates of the Adviser develop, own and operate indexes (“Indexes”), and may continue to do so in the future, based on investment and trading strategies and concepts developed by the Adviser or its affiliates (“Adviser Strategies”). Some of the Funds seek to track the performance of the Indexes. The Adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest. For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Fund’s portfolios are only rebalanced on a periodic or other basis subsequent to the rebalancing of the Index.

The Adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the operation of the Indexes, the Funds and the Accounts. The Adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the Investment Adviser, including with respect to personnel responsible for constructing and maintaining the Indexes and those involved in decision-making for the Funds.

Valuation of the Fund’s Investments. The Adviser performs certain valuation services related to securities and other assets held by the Funds and performs such services in accordance with its valuation policies. The Adviser will face a conflict with respect to valuation of the Fund’s investments generally because of the effect of such valuations on the Adviser’s fees and other compensation and performance of the Funds.

Proxy Voting by the Adviser. The Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Adviser in respect of securities held by the Funds may benefit the interests of Morgan Stanley and/or accounts other than the Funds. Further, the Adviser may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies. For a more detailed discussion of these policies and procedures, see the section of the Statement of Additional Information entitled “Morgan Stanley Investment Management Proxy Voting Policy and Procedures.”

Potential Conflict of Interest Related to Use of Sub-Adviser(s). To the extent the Adviser to the Fund engages affiliated and/or unaffiliated sub-advisers, the Adviser generally expects to compensate the sub-adviser out of the advisory fee it receives from the Fund, which creates an incentive for the Adviser to select sub-adviser(s) with lower fee rates or to select affiliated sub-adviser(s). In addition, a sub-adviser may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Electronic Communication Networks and Alternative Trading Systems. The Adviser’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances the Adviser’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, the Adviser may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. The Adviser will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where the Firm or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

FINANCIAL STATEMENTS

It is currently anticipated that, effective on or about August 1, 2025, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. The Predecessor Fund’s audited financial statements for the fiscal year ended October 31, 2024, including notes thereto, and the report of Ernst & Young LLP, the Predecessor Fund’s independent registered public accounting firm, are included in the Predecessor Fund’s report filed on Form N-CSR for its fiscal year ended October 31, 2024 and are incorporated by reference into this SAI. A copy of the annual financial statements and additional information included in the Predecessor Fund’s report filed on Form N-CSR must accompany the delivery of this SAI.

MORGAN STANLEY ETF TRUST

PART C

OTHER INFORMATION

ITEM 15.	Indemnification

Article VII, Section 7.5 of the Amended and Restated Declaration of Trust of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Amended and Restated Declaration of Trust of the Registrant is incorporated by reference to Exhibit (1)(b).

Section 6 of the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”) provides that the Registrant will indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers, employees and agents and any person who controls the Distributor against certain liabilities, subject to certain conditions. A copy of the form of Distribution Agreement is incorporated by reference as Exhibit (7).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

ITEM 16.	Exhibits

(1)	(a)	Certificate of Trust, is incorporated by reference to Exhibit (a)(1) to the Registration Statement on Form N-1A, as filed on August 16, 2022.
	(b)	Amended and Restated Declaration of Trust, dated September 28, 2022, is incorporated by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on November 17, 2022.
	(c)	Amended and Restated Schedule A, dated March 12, 2025, to the Amended and Restated Declaration of Trust, dated September 28, 2022, filed herein.
(2)		Bylaws, dated September 28, 2022, is incorporated by reference to Exhibit (b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on November 17, 2022.
(3)		Not Applicable.
(4)		Form of Agreement and Plan of Reorganization is included in Part A to this Registration Statement.
(5)		Instruments defining rights of shareholders incorporated by reference to Exhibits (1)(b) and (2).
(6)	(a)	Investment Management Agreement with Morgan Stanley Investment Management, Inc., dated January 18, 2023, is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, as filed on July 24, 2023.

	(b)	Amended and Restated Schedule A to the Investment Management Agreement with Morgan Stanley Investment Management Inc., dated January 18, 2023, filed herein.
	(c)	Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Eaton Vance High Yield ETF), is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
	(d)	Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Parametric Portfolio Associates LLC (relating to the Parametric Dividend Premium Income ETF, and Parametric Hedged Equity ETF, and Parametric Equity Plus ETF), is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, as filed on October 6, 2023.
	(e)	Amended and Restated Schedule A to the Sub Advisory Agreement between Morgan Stanley Investment Management Inc. and Parametric Portfolio Associates, LLC, is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
(7)	(a)	Distribution Agreement with Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
	(b)	First Amendment to the ETF Distribution Agreement with Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
	(c)	Second Amendment to the ETF Distribution Agreement with Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
	(d)	Third Amendment to the ETF Distribution Agreement with Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
(8)		Not Applicable.
(9)	(a)	Global Custody Agreement with JPMorgan Chase Bank N.A., is incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
	(b)	Amendment to Global Custody Agreement with JPMorgan Chase Bank N.A. is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
(10)		Form of Distribution and Services Plan Under Rule 12b-1, is incorporated by reference to Exhibit (m) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, as filed on December 23, 2022.
(11)		Opinion and consent of counsel Dechert LLP regarding legality of issuance of shares and other matters, filed herein.
(12)		Form of opinion and consent of counsel Dechert LLP regarding tax matters, filed herein.

(13)	(a)	Agency Services Agreement with JPMorgan Chase Bank N.A., is incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
	(b)	Amendment to Agency Services Agreement with JPMorgan Chase Bank N.A., is incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
	(c)	Form of Sublicense Agreement with Morgan Stanley Investment Management Inc., is incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on November 17, 2022.
	(d)	Form of Authorized Participant Agreement, is incorporated by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.
	(e)	Fund Services Agreement with JPMorgan Chase Bank N.A., is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
	(f)	Joinder to Fund Services Agreement with JPMorgan Chase Bank N.A., is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, as filed on January 28, 2025.
(14)		Consent of independent registered accounting firm, filed herein.
(15)		Not Applicable.
(16)		Power of Attorney of Trustees, dated March 13, 2025, filed herein.
(17)		Form of Proxy Card, filed herein.

ITEM 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a post-effective amendment to this Registration Statement a final tax opinion within a reasonable time after the close of this transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 14th day of March, 2025.

MORGAN STANLEY ETF TRUST

By:	/s/John H. Gernon
John H. Gernon
President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures			Title	Date
(1) Principal Executive Officer

By:	/s/John H. Gernon		Principal Executive Officer	March 14, 2025
John H. Gernon

(2) Principal Financial Officer

By:	/s/Francis J. Smith		Principal Financial Officer	March 14, 2025
Francis J. Smith

(3) Trustees

	Frank L. Bowman*	Jakki L. Haussler*
	Frances L. Cashman*	Dr. Manuel H. Johnson*
	Kathleen A. Dennis*	Michael F. Klein*
	Nancy C. Everett* Richard G. Gould III*	Patricia A. Maleski* W. Allen Reed (Chairman)*
Eddie A. Grier*

By:	/s/Mark F. Parise			March 14, 2025
Mark F. Parise
Signed by Attorney-in-Fact for each of the Trustees Named Above

* By Power of Attorney

EXHIBIT INDEX

MORGAN STANLEY ETF TRUST

(1)(c)	Amended and Restated Schedule A, dated March 12, 2025, to the Amended and Restated Declaration of Trust, dated September 28, 2022.
(6)(b)	Amended and Restated Schedule A to the Investment Management Agreement with Morgan Stanley Investment Management Inc., dated January 18, 2023.
(11)	Opinion and consent of counsel Dechert LLP regarding legality of issuance of shares and other matters.
(12)	Form of opinion and consent of counsel Dechert LLP regarding tax matters.
(14)	Consent of independent registered accounting firm.
(16)	Power of Attorney of Trustees, dated March 13, 2025.
(17)	Form of Proxy Card.